UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-6578

The Glenmede Portfolios
(Exact name of registrant as specified in charter)

200 Clarendon Street Boston, Massachusetts			02116
(Address of principal executive offices)			(Zip code)

Michael P. Malloy, Esq. Secretary Drinker Biddle & Reath LLP One Logan Square 18th & Cherry Streets Philadelphia, PA 19103-6996
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-442-8299

Date of fiscal year end:	October 31, 2005

Date of reporting period:	October 31, 2005

Item 1. Reports to Stockholders.

GLENMEDE

THE GLENMEDE FUND, INC.
THE GLENMEDE PORTFOLIOS

ANNUAL REPORT
OCTOBER 31, 2005

The performance for each of the portfolios shown on pages 6 to 18 represents past performance and is not a guarantee of future results. A portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than their original cost. An investment in a portfolio is neither insured nor guaranteed by the US Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency or bank. The yields of money market funds will fluctuate as market conditions change. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.

The reports concerning the portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the portfolios in the future. These statements are based on the adviser's or sub-adviser's predictions and expectations concerning certain future events and their expected impact on the portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events and other factors that may influence the future performance of the portfolios. The adviser or sub-adviser, as applicable, believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

THE GLENMEDE FUND, INC. AND THE GLENMEDE PORTFOLIOS
PRESIDENT'S LETTER

Dear Shareholder:

We are pleased to present the investment results of The Glenmede family of funds for the fiscal year ended October 31, 2005. In February of 2005, the name of the Small Capitalization Growth Portfolio was changed to the U.S. Emerging Growth Portfolio and management of the portfolio was taken over by Vladimir ("Val") de Vassal of Glenmede Advisers, Inc. We hope you find the description of the management team and investment process for this portfolio which follows interesting. We have also included a description of the Strategic Equity Portfolio which has been managed by Peter Zuleba, Gordon Fowler and their team since August of 2004.

At the fiscal year end on October 31, 2005, The Glenmede Fund, Inc. and The Glenmede Portfolios (collectively the "Glenmede Funds") consisted of thirteen portfolios with total net assets of $3.3 billion. These included two EAFE International portfolios, International and Philadelphia International (formerly Institutional International), which are sub-advised and advised respectively by Philadelphia International Advisors LP ("PIA"). The Glenmede Trust Company formed the PIA partnership with members of their International Equity team on January 1, 2002 to allow them to focus entirely on the International Equity products. These portfolios account for 44% of the fund family's net assets as of October 31, 2005.

All of the Glenmede Funds, other than the money market funds, are managed to seek long-term total returns consistent with reasonable risk to principal for their asset category.1 Efforts are made to keep expenses at competitive levels. All of the portfolios use a quantitative style of investing.

This fiscal year ended October 31, 2005 showed positive returns across all asset classes. The S&P 500 Index2 returned 8.71% and the Lehman Brothers U.S. Aggregate Index3 returned 1.13% for the fiscal year ended October 31, 2005. All of the Glenmede domestic funds outperformed (before taxes) their primary benchmarks for the fiscal year. These returns are shown in the Portfolio Highlights section of the report. The MSCI EAFE Index4 performed better than domestic stocks for the fiscal year returning 18.09%5. The bulk of the equity returns occurred during the last two months of 2004.

The Federal Reserve continued to raise interest rates as a result of steady economic growth. There were eight increases in the Fed Funds Target rate, from 1.75% to 3.75% during the fiscal year ended October 31, 2005. Long rates remained low as inflation appeared to be under control. The yield curve flattened dramatically during the period with three-month treasury bills rising 198 basis points in yield and the 30-year treasury bond dropping 4 basis points. Correlating with higher short term rates, mortgage-backed securities were the best performing sector resulting in the Lehman Brothers MBS Fixed Rate Index6 returning 1.75% versus the return on the Lehman Brothers US Credit Index7 of 0.65% and the return on the Lehman Brothers US Government Bond Index8 of 0.94%.

We welcome any questions about the Glenmede Funds and thank our clients for their continued support.

Sincerely,

Mary Ann B. Wirts
President

November 21, 2005

1  Mutual fund investing involves risks. Principal loss is possible. The Portfolios may invest in foreign securities which will involve greater volatility and political, economic and currency risks and differences in accounting methods. The Small Cap Equity and U.S. Emerging Growth Portfolios invest in smaller companies, which will involve additional risks such as limited liquidity and greater volatility.

2  The S&P 500 Stock Index is a market capitalization weighted index comprised of 500 widely held common stocks.

3  The Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

4  The Morgan Stanley EAFE Index is an unmanaged capitalization weighted composite portfolio consisting of equity total returns of countries in Australia, New Zealand, Europe and the Far East.

5  Please refer to Portfolio Highlights of the Annual Report for fund performance information.

6  The Lehman Brothers MBS Fixed Rate Index, an unmanaged index measuring the performance of mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). This index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates.

7  The Lehman Brothers U.S. Credit Index measures the performance of a large group of high quality corporate bonds with maturities greater than one year.

8  The Lehman Brothers U.S. Government Bond Index is an unmanaged total return index comprised of all public obligations of the U.S. Treasury, U.S. government agencies, quasi-federal agencies, and corporate debt guaranteed by the U.S. government.

Past performance is no guarantee of future results.

This material must be preceded or accompanied by a current prospectus.

The Glenmede Fund, Inc. and the Glenmede Portfolios are distributed by Quasar Distributors, LLC. 12/05.

THE GLENMEDE FUND, INC.

Inside the
STRATEGIC EQUITY PORTFOLIO

The portfolio is led by Gordon B. Fowler, Jr., who joined Glenmede as Chief Investment Officer in 2003 and Peter J. Zuleba, III, CFA, who joined Glenmede as Director of Fundamental Research in 2004.

The investment process we employ to the Glenmede Strategic Equity Portfolio is the marriage of our quantitative and fundamental analysis which we believe should create a portfolio of stocks that are statistically attractive and whose growth should outpace the broader market. Our quantitative analysis team, led by Val deVassal, has developed a proprietary stock ranking model by industry group. Rankings range from 1 (most attractive) to 100 (least attractive). Stocks that rank 30 or less are potential candidates for inclusion in the portfolio, if they meet a minimum prospective growth score. A prospective growth score on each company that quantitatively ranks is developed by our fundamental analysts and is our assessment of a company's ability to outgrow its industry over the next 3-5 years. Our team of four fundamental analysts is as follows: John Kichula, CFA, Cindy Axelrod, CFA, Brad Hoopman and Robert Niemeyer. Each analyst is an industry specialist and, together, have an average of 15 years experience.

Glenmede believes that a portfolio of large cap stocks, constructed with a disciplined blend of proprietary, multifactor models and fundamental analysis, will achieve superior long-term performance1. The portfolio is managed based on the following investment process:

PETER J. ZULEBA, III AND
GORDON B. FOWLER, JR.

THE GLENMEDE FUND, INC.

•  Multifactor Models. The first stage in the investment process is the creation of multi-factor models to rank the relative attractiveness of stocks within the large cap universe. The team performs historical backtests for each market sector to find which combination of factors and weightings the team believes produces equity portfolios with relatively consistent outperformance versus the average stock.

•  Prospective Growth Scores. The second stage of the investment process is the development of forward looking assessments of a company's business model and revenue, earnings and cash-flow growth rates by our fundamental research analysts.

•  Opportunity Lists. For the portfolio, the multifactor models and downside risk screens are applied to a large cap universe of Russell 1000 stocks, other domestic large cap stocks and ADRs to determine an opportunity list of stocks for buying consideration.

•  Portfolio Optimization – Based on the multifactor models, prospective growth score ranks and the opportunity lists, the goal is to optimize the Portfolio to provide relatively broad diversification across sectors, industries, and individual companies, while controlling turnover and limiting tax consequences.

We believe the proprietary multifactor models combined with our internal fundamental analysis and disciplined investment processes will provide a successful portfolio for the long-term. The goal of the portfolio is to create relatively strong return performance with relatively broad diversification and relatively limited risk.

1  Please refer to Portfolio Highlights on page 9 for detailed performance figures.

THE GLENMEDE FUND, INC.

Inside the
U.S. EMERGING GROWTH PORTFOLIO

In February 2005, Glenmede's Small Capitalization Growth Portfolio was renamed the U.S. Emerging Growth Portfolio with portfolio management responsibilities assigned to Val de Vassal, CFA. Val and his quantitative research team are also responsible for the Large Cap 100 and Large Cap Growth Portfolios. Val joined Glenmede in 1998 as Director of Quantitative Research. Val has over 20 years of asset management experience and has been managing equity portfolios for Glenmede since March 2002. Val is supported in portfolio management by Paul Sullivan, CFA, who has been with Glenmede for over 10 years. In addition, the team gets active support from six fundamental analysts, three experienced equity traders, as well as senior high net worth and institutional portfolio managers.

Glenmede believes that portfolios of stocks, constructed with a disciplined blend of proprietary, multifactor models and downside risk screens, will achieve superior long-term performance1. The benchmark for the U.S. Emerging Growth Portfolio is the Russell 2000 Growth Index. The portfolio attempts to hold the stocks in this universe that Glenmede believes are most attractive using the following investment process:

•  Multifactor Models. The first stage in the investment process is the creation of multi-factor models to rank the relative attractiveness of stocks within the Russell 2000 universe. The team performs historical backtests for each market sector to find which combination of factors and weightings the team believes produces equity portfolios with relatively consistent outperformance versus the average stock. Based on these multi-factor models, stock ranking screens are run on a monthly basis to identify attractive and unattractive stocks.

•  Downside Risk Screens. To help reduce downside risk, the quantitative team uses several screens to identify stocks that the team believes may have a greater risk for a price decline. These screens include multi-factor sell models, proprietary earnings surprise signals and liquidity.

•  Opportunity Lists. For the U.S. Emerging Growth Portfolio, the multifactor models and downside risk screens are applied to the universe of stocks in the Russell 2000 Growth universe to determine an opportunity list of stocks for buying consideration.

•  Portfolio Optimization. Based on the multifactor stock ranking models, proprietary leading industry group indicators and the opportunity list, the team attempts to optimize the Portfolio to provide relatively broad diversification across sectors and individual companies, while controlling turnover and limiting tax consequences.

We believe the proprietary multifactor and leading industry group models, along with the disciplined investment process will provide a successful portfolio for the long-term. The goal of this small cap growth portfolio is to create relatively strong return performance with relatively broad diversification and relatively limited risk.

1  Please refer to Portfolio Highlights on page 14 for detailed performance figures.

VLADIMIR ("VAL") DE VASSAL

THE GLENMEDE FUND, INC.

Government Cash Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2005

Average Annual Total Return

Government Cash Portfolio		iMoneyNet's Government All AverageTM1
Year ended 10/31/05	2.74%	2.28%
Five Years ended 10/31/05	2.34%	1.88%
Ten Years ended 10/31/05	3.93%	3.46%
Inception (11/7/88) through 10/31/05	4.74%	4.23%
Government Cash Portfolio	7-Day[2] Current Yield	7-Day[2] Effective Yield
As of 10/31/05	3.66%	3.73%

During the past fiscal year, the Government Cash Portfolio outperformed the iMoneyNet's Government All AverageTM1 due to its use of overnight and term mortgage-backed securities repurchase agreements. This strategy plus the low expense ratio enhanced the yield while maintaining a high quality diversified portfolio of money market instruments.

Hypothetical Illustration of $10,000 Invested in
Government Cash Portfolio vs.
iMoneyNet's Government All Average(TM)1
11/7/88 through 10/31/05

* Assumes the reinvestment of all dividends.

Performance data quoted represents past performance; past performance does not guarantee future results. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

1  iMoneyNet's Government All AverageTM is comprised of money market funds investing in U.S. treasury securities and government agency obligations. It is not possible to invest directly in an index.

  Benchmark return is for the period beginning November 30, 1988.

2  "Current Yield" also referred to as the "SEC Yield," refers to the income generated by an investment in the Fund over a 7-day period. This income is then "annualized." The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

THE GLENMEDE FUND, INC.

Tax-Exempt Cash Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2005

Average Annual Total Return

Tax-Exempt Cash Portfolio		iMoneyNet's National Retail Tax-Free AverageTM1
Year ended 10/31/05	1.94%	1.52%
Five Years ended 10/31/05	1.58%	1.20%
Ten Years ended 10/31/05	2.50%	2.09%
Inception (11/10/88) through 10/31/05	3.17%	2.75%
Tax-Exempt Cash Portfolio	7-Day Current Yield[2]	7-Day Effective Yield[2]
As of 10/31/05	2.42%	2.45%

The Tax-Exempt Cash Portfolio has outperformed iMoneyNet's National Retail Tax-Free AverageTM1 in all of the periods shown above. During the past fiscal year, the strategy of maintaining a shorter average maturity, which increases yield when rates rise or when there is a greater supply of short-term securities, combined with a low expense ratio has resulted in good relative performance.

Hypothetical Illustration of $10,000 Invested in
Tax-Exempt Cash Portfolio vs.
iMoneyNet's National Retail Tax-Free Average(TM)1
11/10/88 through 10/31/05

* Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

1  iMoneyNet's National Retail Tax-Free AverageTM is comprised of money market funds investing in fixed-income securities issued by state and local governments. Generally, interest payments on securities qualify for exemption from Federal income taxes. Funds may also own municipal securities subject to the alternative minimum tax. It is not possible to invest directly in an index.

  Benchmark return is for the period beginning November 30, 1988.

2  "Current Yield" also referred to as the "SEC Yield," refers to the income generated by an investment in the Fund over a 7-day period. This income is then "annualized." The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

THE GLENMEDE FUND, INC.

Core Fixed Income Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2005

Average Annual Total Return

Core Fixed Income Portfolio		Lehman Brothers U.S. Aggregate Index[1]	Lipper Intermediate U.S. Government Fund Index*[1]
Year ended 10/31/05	1.32%	1.13%	0.69%
Five Years ended 10/31/05	6.08%	6.31%	5.35%
Ten Years ended 10/31/05	6.11%	6.32%	5.46%
Inception (11/17/88) through 10/31/05	7.26%	7.64%	5.88%

The Core Fixed Income Portfolio outperformed its benchmarks returning 1.32% for the year ended October 31, 2005. The Portfolio outperformed both the Lehman Brothers U.S. Aggregate Index and the Lipper Intermediate U.S. Government Fund Index. The Portfolio's outperformance versus the Lehman Brothers U.S. Aggregate Index can be attributed to accurately selected yield curve exposure and sector rotation strategies. The Portfolio also outperformed its peer group by monitoring and matching its equivalent benchmark duration target and interest rate exposure.

Diversification, liquidity, and low risk themes dominate the Portfolio's investment discipline. The Portfolio seeks to add value monitoring yield curve exposure while utilizing sector and security selection. The Portfolio seeks to maintain market neutral interest rate risk.

Hypothetical Illustration of $10,000 Invested in
Core Fixed Income Portfolio vs.
Lehman Brothers U.S. Aggregate Index and
Lipper Intermediate U.S. Government Fund Index*
11/17/88 through 10/31/05

*  Index commenced 12/31/89. The Index starts at $11,284, which is the value of the Portfolio in the graph on this date.

**  Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

1  The Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Lipper Intermediate U.S. Government Fund Index is comprised of the 30 largest funds in the Lipper Intermediate U.S. Government Fund classification. This classification consists of funds that invest at least 65% of their assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities with dollar-weighted average maturities of 5 to 10 years. Total return consists of price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced by market capitalization each month. It is not possible to invest directly in an index.

  Benchmark returns are for the periods beginning November 30, 1988 for Lehman Brothers U.S. Aggregate Index and December 31, 1989 for Lipper Intermediate U.S. Government Fund Index.

THE GLENMEDE FUND, INC.

Strategic Equity Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2005

Average Annual Total Return

Strategic Equity Portfolio		After-tax Pre Redemption	After-tax Post Redemption	Dow Jones Ind. Monthly Reinvested[1]	S&P 500 Stock Index[1]	Lipper Large Cap Core Fund Index[1]
Year ended 10/31/05	9.98%	9.50%	7.11%	6.44%	8.71%	8.67%
Five Years ended 10/31/05	(2.83)%	(3.20)%	(2.53)%	1.09%	(1.73)%	(2.75)%
Ten Years ended 10/31/05	8.13%	6.51%	6.47%	10.31%	9.33%	8.00%
Inception (07/20/89) through 10/31/05	9.21%	7.62%	7.44%	11.60%	10.50%	9.19%

The Portfolio invests in companies that we believe are high quality with good growth prospects and attractively valued. In order to identify stocks that meet these criteria, the Portfolio combines our proprietary quantitative model with the insight of our fundamental research analysts. For the fiscal year ended October 31, 2005, the Portfolio outperformed the S&P 500 Stock Index and Lipper Large Cap Core index by 1.27% and 1.31%, respectively. The Portfolio's focus on valuation, catalyst identification and potential for positive earnings revision drove stock selection and the bulk of the Portfolio's excess.

Hypothetical Illustration of $10,000 Invested in
Strategic Equity Portfolio vs. S&P 500 Stock Index,
Dow Jones Industrial Average and Lipper Large Cap Core Fund Index
7/20/89 through 10/31/05

* Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns, other than after-tax returns, do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.

1  The S&P 500 Stock Index is a market capitalization weighted index comprised of 500 widely held common stocks. The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks. The average is computed by adding the prices of the 30 stocks and dividing by a denominator, which has been adjusted over the years for stock splits, stock dividends, and substitutions of stock. The Lipper Large Cap Core Fund Index is comprised of the 30 largest mutual funds in the Lipper Large Cap Core Funds classification. This classification consists of funds that invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. It is not possible to invest directly in an index.

  Benchmark returns are for the period beginning July 31, 1989.

THE GLENMEDE FUND, INC.

Small Cap Equity Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2005

Average Annual Total Return

Small Cap Equity Portfolio - Advisor Class		Russell 2000 Stock Index[1]	S&P 500 Stock Index[1]	Lipper Small Capitalization Core Index*[1]
Year ended 10/31/05	12.22%	12.08%	8.71%	12.43%
Five Years ended 10/31/05	11.02%	6.75%	(1.73)%	7.89%
Ten Years ended 10/31/05	10.82%	9.53%	9.33%	10.97%
Inception (03/01/91) through 10/31/05	12.09%	11.49%	10.56%	N/A
Small Cap Equity Portfolio - Institutional Class[2]
Year ended 10/31/05	12.43%	12.08%	8.71%	12.43%
Five Years ended 10/31/05	11.26%	6.75%	(1.73)%	7.89%
Inception (01/02/98) through 10/31/05	12.21%	11.49%	10.56%	N/A

The Small Cap Equity Portfolio performed well over the past twelve months slightly outperforming the Russell 2000. The Portfolio was primarily led by strong stock selection and a strategic overweight in the energy sector. More specifically, stock selection within the technology sector offered the largest contribution to our relative outperformance with the real estate and consumer sectors following closely behind.

Hypothetical Illustration of $10,000 Invested in
Small Cap Equity Portfolio Advisor Class vs. S&P 500 Stock Index,
Russell 2000 Stock Index and Lipper Small Capitalization Core Index*
3/1/91 through 10/31/05

*  Index commenced 12/31/91. The Index starts at $11,371, which is the value of the Portfolio in the graph on this date. Thus Portfolio inception comparisons are not provided.

**  Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Performance of the Institutional Class will vary from the Advisor Class due to differences in fees.

1  The S&P 500 Stock Index is a market capitalization weighted index comprised of 500 widely held common stocks. The Russell 2000 Stock Index is an unmanaged market capitalization weighted total return index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Lipper Small Capitalization Core Index is comprised of the 30 largest funds in the Lipper Small Capitalization Core funds classification. This classification consists of funds that invest at least 75% of their equity assets in companies with market capitalizations less than 250% of the dollar weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. It is not possible to invest directly in an index.

2  Average annual total return for the Institutional Class includes the period from 03/01/91 through 10/31/03. Prior to the inception of the Institutional Class on 01/02/98, performance for the Institutional Class is based on the average annual total return of the Advisor Class.

  Benchmark returns for the Russell 2000 Stock Index and the S&P 500 Stock Index are for the period beginning February 28, 1991.

THE GLENMEDE FUND, INC.

Large Cap Value Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2005

Average Annual Total Return

Large Cap Value Portfolio		Russell 1000 Value Index[1]	S&P 500 Stock Index[1]	Lipper Large Cap Value Index[1]
Year ended 10/31/05	15.66%	11.86%	8.71%	9.96%
Five Years ended 10/31/05	5.20%	4.71%	(1.73)%	1.37%
Ten Years ended 10/31/05	9.98%	11.34%	9.33%	9.00%
Inception (01/04/93) through 10/31/05	10.65%	12.16%	10.29%	9.96%

The Large Cap Value Portfolio turned in another very good year of performance, outpacing the Russell 1000 Value Index and the S&P 500 Index by a wide margin. The value style has now turned in three straight years of double digit returns despite the fact that p/e ratios have declined.

The Portfolio took advantage of the continued strength in the energy and utility sectors where we were overweight until later in the year. Relative to the Russell index, the energy (integrated oils, refineries and exploration companies) and health care (service providers) overweights contributed over 0.75% of outperformance, but stock selection was responsible for most of the gains. The Portfolio owned strong companies in the sectors mentioned above, yet our best relative gains came from top-picks in our two largest underweighted sectors, financials and consumer discretionary.

Hypothetical Illustration of $10,000 Invested in
Large Cap Value Portfolio vs. S&P 500 Stock Index,
Russell 1000 Value Index and Lipper Large Cap Value Index
1/4/93 through 10/31/05

* Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

1  The S&P 500 Stock Index is a market capitalization weighted index comprised of 500 widely held common stocks. The Russell 1000 Value Index is an unmanaged capitalization weighted total return index which is comprised of those securities in the Russell 1000 Index with a less than average growth orientation. The Lipper Large Cap Value Index is comprised of the 30 largest mutual funds within the Lipper Large Cap Value funds classification. This classification consists of funds that normally invest between 25% to 75% of their assets in companies with market capitalizations above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Super Composite 1500 Index. It is not possible to invest directly in an index.

  Benchmark returns are for the period beginning December 31, 1992.

THE GLENMEDE FUND, INC.

International Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2005

Average Annual Total Return

International Portfolio		Morgan Stanley EAFE Index[1]	Lipper International Fund Index[1]
Year ended 10/31/05	16.34%	18.09%	18.91%
Five Years ended 10/31/05	6.39%	3.04%	3.62%
Ten Years ended 10/31/05	8.78%	5.81%	7.35%
Inception (11/17/88) through 10/31/05	9.56%	4.90%	7.66%

The International Portfolio underperformed the Morgan Stanley EAFE index over the past twelve months. Security selection, on a country and sector basis, was the primary driver of the shortfall. In particular, the Portfolio's holdings in Australia, Japan, Switzerland, and the UK underperformed their respective country indices. On a sector basis, the Portfolio's overweight in the Materials sector, which posted solid returns over the year, was not enough to overcome poor stock selection in Consumer Discretionary and Staples. Over longer periods, favorable security selection has been a primary driver for the enhanced comparative results versus the Index.

Hypothetical Illustration of $10,000 Invested in
International Portfolio vs. Morgan Stanley EAFE Index
and Lipper International Fund Index
11/17/88 through 10/31/05

* Assumes the reinvestment of all dividends and distributions excluding withholding taxes.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

1  The Morgan Stanley EAFE Index is an unmanaged capitalization weighted composite portfolio consisting of equity total returns of countries in Australia, New Zealand, Europe and the Far East. The Lipper International Fund Index is comprised of the 30 largest funds in the Lipper International Fund classification. This classification consists of funds that invest in securities whose primary trading markets are outside the United States. It is not possible to invest directly in an index.

  Benchmark returns are for the period beginning November 30, 1988.

THE GLENMEDE FUND, INC.

Philadelphia International Fund
PORTFOLIO HIGHLIGHTS
October 31, 2005

Average Annual Total Return

Philadelphia International Fund		Morgan Stanley EAFE Index[1]	Lipper International Fund Index[1]
Year ended 10/31/05	15.50%	18.09%	18.91%
Five Years ended 10/31/05	5.09%	3.04%	3.62%
Ten Years ended 10/31/05	7.72%	5.81%	7.35%
Inception (08/01/92) through 10/31/05	8.67%	7.53%	8.33%

During the past fiscal year, international equity markets posted solid absolute returns. The Philadelphia International Fund participated in the rally but fell short of the Morgan Stanley EAFE index return. This shortfall is primarily attributed to poor stock selection in the Consumer Discretionary and Staples sectors and also within the Japanese, Swiss, UK, and Australian markets. The Portfolio's overweight in the Materials sector, which posted solid returns over the year, was not enough to overcome the stock selection shortfall. Favorable security selection has been a primary driver for the enhanced comparative results of the longer time periods.

Hypothetical Illustration of $10,000 Invested in
Philadelphia International Fund vs. Morgan Stanley EAFE Index and
Lipper International Fund Index
8/1/92 through 10/31/05

* Assumes the reinvestment of all dividends and distributions excluding withholding taxes.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

1  The Morgan Stanley EAFE Index is an unmanaged capitalization weighted composite portfolio consisting of equity total returns of countries in Australia, New Zealand, Europe and the Far East. The Lipper International Fund Index is comprised of the 30 largest funds in the Lipper International Fund classification. This classification consists of funds that invest in securities whose primary trading markets are outside the United States. It is not possible to invest directly in an index.

  Benchmark returns are for the period beginning July 31, 1992.

THE GLENMEDE FUND, INC.

U.S. Emerging Growth Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2005

Average Annual Total Return

U.S. Emerging Growth Portfolio		After-tax Pre Redemption	After-tax Post Redemption	Russell 2000 Growth Index[1]	Lipper Small Cap Growth Index[1]
Year ended 10/31/05	16.92%	16.92%	11.00%	10.91%	11.79%
Five Years ended 10/31/05	(7.57)%	(7.57)%	(6.27)%	(1.62)%	(1.08)%
Inception (12/29/99) through 10/31/05	(7.80)%	(7.80)%	(6.24)%	(2.98)%	(0.71)%

As of February 27, 2005, the management of the US Emerging Growth (formerly Small Capitalization Growth) Portfolio was changed from two outside managers to an in-house team headed by Val de Vassal. The Portfolio invests in small cap growth companies based on proprietary multi-factor models that include valuation, fundamental, earnings, and technical characteristics. Since its inception on December 29, 1999, the Portfolio has underperformed the Russell 2000 Growth Index and the Lipper Small Cap Growth Index by -4.82% and -7.09%, respectively. However, for the fiscal year ended October 31, 2005, the Portfolio has outperformed the Russell 2000 Growth benchmark and Lipper Small Cap Growth indexes by 6.01% and 5.13%, respectively. The strong recent performance of the Portfolio has come from its quantitative discipline with a bias towards small cap growth companies with cheaper valuations and improving earnings.

Hypothetical Illustration of $10,000 Invested in

U.S. Emerging Growth Portfolio vs. Russell 2000 Growth Index

and Lipper Small Cap Growth Index

12/29/99 through 10/31/05

* Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns, other than after-tax returns, do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.

1  The Russell 2000 Growth Index is an unmanaged capitalization weighted total return index which is comprised of securities in the Russell 2000 Index with greater than average growth orientation. The Lipper Small Cap Growth Index is comprised of the 30 largest funds in the Lipper Small Cap Growth funds classification. This classification consists of funds that invest at least 75% of their equity assets in companies with market capitalizations less than 250% of the dollar weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. It is not possible to invest directly in an index.

  Benchmark returns are for the period beginning December 31, 1999.

THE GLENMEDE FUND, INC.

Large Cap 100 Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2005

Average Annual Total Return

Large Cap 100 Portfolio		After-tax Pre Redemption	After-tax Post Redemption	Russell 1000 Index[1]	Lipper Large Cap Core Index[1]
Year ended 10/31/05	13.58%	13.31%	9.17%	10.47%	8.67%
Inception (2/27/04) through 10/31/05	8.55%	8.39%	7.29%	6.00%	4.21%

The Large Cap 100 Portfolio invests in large cap companies based on proprietary multi-factor models that include valuation, fundamental, earnings, and technical characteristics. Since its inception on February 27, 2004, the portfolio has outperformed the Russell 1000 Index and Lipper Large Cap Core index by +2.55% and +4.34%, respectively. For the fiscal year ended October 31, 2005, the Portfolio outperformed the Russell 1000 benchmark index by 3.11%. The strong performance of the Portfolio came from its bias towards various factors, including companies with cheaper valuations, greater profitablity and positvie technicals. In addition, the Portfolio benefited from its relatively higher weighting in mid-cap companies.

Hypothetical Illustration of $10,000 Invested in
Large Cap 100 Portfolio vs. Russell 1000 Index and
Lipper Large Cap Core Index
2/27/04 through 10/31/05

* Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns, other than after-tax returns, do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.

1  The Russell 1000 Index is an unmanaged market capitalization weighted total return index which is comprised of the 1,000 largest companies in the Russell 3000 Index. The Lipper Large Cap Core Index is comprised of the 30 largest mutual funds in the Lipper Large Cap Core Funds classification. This classification consists of funds that invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. It is not possible to invest directly in an index.

  Benchmark returns are for the period beginning February 28, 2004.

THE GLENMEDE FUND, INC.

Large Cap Growth Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2005

Average Annual Total Return

Large Cap Growth Portfolio		After-tax Pre Redemption	After-tax Post Redemption	Russell 1000 Growth Index[1]	Lipper Large Cap Growth Index[1]
Year ended 10/31/05	11.29%	11.28%	7.34%	8.81%	12.09%
Inception (2/27/04) through 10/31/05	6.83%	6.82%	5.82%	2.83%	4.87%

The Large Cap Growth Portfolio invests in large cap growth companies based on proprietary multi-factor models that include valuation, fundamental, earnings, and technical characteristics. Since its inception on February 27, 2004, the Portfolio has outperformed the Russell 1000 Growth Index and the Lipper Large Cap Growth Index by +4.00% and +1.96%, respectively. For the fiscal year ended October 31, 2005, the Portfolio outperformed the Russell 1000 Growth benchmark index by 2.48%. The strong performance of the Portfolio came from its bias towards large cap growth companies with cheaper valuations and improving earnings. In addition, the Portfolio benefited from its relatively higher weighting in mid-cap companies.

Hypothetical Illustration of $10,000 Invested in

Large Cap Growth Portfolio vs. Russell 1000 Growth Index

and Lipper Large Cap Growth Index

2/27/04 through 10/31/05

* Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns, other than after-tax returns, do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.

1  The Russell 1000 Growth Index is an unmanaged capitalization weighted total return index which is comprised of securities in the Russell 1000 Index with greater than average growth orientation. The Lipper Large Cap Growth Index is the average of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. These funds invest at least 75% of equity assets in companies with market capitalizations (on three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds typically have an above average price-to-earnings ration, price-to-book ratio, and three-year sales-per-share.

  Benchmark returns are for the period beginning February 28, 2004.

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2005

Average Annual Total Return

Muni Intermediate Portfolio		Lehman Brothers Municipal 5-Year Bond Index[1]	Lipper Intermediate Municipal Debt Fund Index[1]	Lehman Municipal 1-10 Year Blend Index*[1]
Year ended 10/31/05	0.55%	0.54%	1.08%	0.78%
Five Years ended 10/31/05	4.47%	4.87%	4.74%	4.85%
Ten Years ended 10/31/05	4.69%	4.85%	4.69%	4.98%
Inception (06/05/92) through 10/31/05	4.93%	5.32%	5.16%	N/A

Muni Intermediate performed in line with the Lehman 5 Year index in 2005. However, the Portfolio underperformed versus the Lehman 1-10 and the Lipper Intermediate Index due to the defensive nature of the fund and the shorter duration. The Portfolio is defensively positioned to provide high current interest and protection to the value of the bonds in the Portfolio if rates begin to rise.

Hypothetical Illustration of $10,000 Invested in
Muni Intermediate Portfolio vs. Lehman Brothers
Municipal 5-Year Bond Index, Lipper Intermediate
Municipal Debt Fund Index and Lehman Municipal 1-10 Year Blend Index
6/5/92 through 10/31/05

*  Index commenced 6/30/93. The Index starts at $10,811, which is the value of the Portfolio in the graph on this date. Thus comparison to the Portfolio's inception is not provided.

**  Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns.

1  The Lehman Brothers Municipal 5-Year Bond Index is an unmanaged total return performance benchmark for the short-intermediate, investment-grade tax-exempt bond market. The Lipper Intermediate Municipal Debt Fund Index is comprised of the 30 largest funds in the Lipper Intermediate Municipal Debt Fund Average. The Average consists of funds that invest in municipal debt issues with dollar-weighted average maturities of 5 to 10 years. The Lehman Municipal 1-10 Year Blend Index is a composite index made up of several different broad sub-indices: the Lehman Municipal 1-Year Index; Lehman Municipal 3-Year Index; Lehman Municipal 5-Year Index; Lehman Municipal 7-Year Index and the Lehman Municipal 10-Year Index. The total of all these indices represents all maturities between 1-10 Years. It is not possible to invest directly in an index.

  Benchmark returns for the Lehman Brothers Municipal 5-Year Bond Index and the Lipper
Intermediate Municipal Debt Fund Index are for the period beginning May 31, 1992.

THE GLENMEDE PORTFOLIOS

New Jersey Muni Portfolio
PORTFOLIO HIGHLIGHTS
October 31, 2005

Average Annual Total Return

New Jersey Muni Portfolio		Lehman Brothers Municipal 5-Year Bond Index[1]	Lipper New Jersey Municipal Debt Fund Index[1]	Lehman Municipal 1-10 Year Blend Index[1]
Year ended 10/31/05	0.94%	0.54%	2.62%	0.78%
Five Years ended 10/31/05	4.55%	4.87%	5.41%	4.85%
Ten Years Ended 10/31/05	4.63%	4.85%	5.02%	4.98%
Inception (11/01/93) through 10/31/05	4.47%	4.83%	4.79%	5.19%

New Jersey Muni outperformed versus the Lehman 5 year and the Lehman 1-10 over the last 12 months. As opportunities to sell shorter dated maturities and extend on the yield curve presented themselves, bonds were swapped to take advantage of those opportunities. The overall credit quality of the Portfolio is high and this has helped the outperformance of the Portfolio in volatile markets.

Hypothetical Illustration of $10,000 Invested in
New Jersey Muni Portfolio vs. Lehman Brothers
Municipal 5-Year Bond Index, Lipper New Jersey
Municipal Debt Fund Index and Lehman Municipal 1-10 Year Blend Index
11/1/93 through 10/31/05

* Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns.

1  The Lehman Brothers Municipal 5-Year Bond Index is an unmanaged total return performance benchmark for the short-intermediate, investment-grade tax-exempt bond market. The Lipper New Jersey Municipal Debt Fund Index is comprised of the 10 largest funds in the Lipper New Jersey Municipal Debt Fund Average. The Average consists of funds that invest only in securities that are exempt from taxation in New Jersey or cities in New Jersey. The Lehman Municipal 1-10 Year Blend Index is a composite index made up of several different broad sub-indices: the Lehman Municipal 1-Year Index; Lehman Municipal 3-Year Index; Lehman Municipal 5-Year Index; Lehman Municipal 7-Year Index and the Lehman Municipal 10-Year Index. The total of all these indices represents all maturities between 1-10 Years. It is not possible to invest directly in an index.

  Benchmark returns are for the period beginning October 31, 1993.

THE GLENMEDE FUND, INC.

Shareholder Expenses (Unaudited)

As a shareholder of a Glenmede Portfolio, you incur ongoing costs, including management fees and other portfolio expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Glenmede Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2005 to October 31, 2005.

Actual Expenses

The first line under each Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Portfolio under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of a Glenmede Portfolio, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Therefore, the second line under each Portfolio in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Beginning Account Value (May 1, 2005)	Ending Account Value (October 31, 2005)	Annualized Expense Ratio*	Expenses Paid During Period** (May 1, to October 31, 2005)
Government Cash Portfolio
Actual	$1,000.00	$1,016.10	0.19%	$0.97
Hypothetical (5% return less expenses)	1,000.00	1,024.25	0.19	0.97
Tax-Exempt Cash Portfolio
Actual	1,000.00	1,011.30	0.19	0.97
Hypothetical (5% return less expenses)	1,000.00	1,024.25	0.19	0.97

THE GLENMEDE FUND, INC.

Shareholder Expenses (Unaudited) — (Continued)

	Beginning Account Value (May 1, 2005)	Ending Account Value (October 31, 2005)	Annualized Expense Ratio*	Expenses Paid During Period** (May 1, to October 31, 2005)
Core Fixed Income Portfolio***
Actual	$1,000.00	$1,001.30	0.38%	$1.92
Hypothetical (5% return less expenses)	1,000.00	1,023.29	0.38	1.94
Strategic Equity Portfolio***
Actual	1,000.00	1,042.40	0.57	2.93
Hypothetical (5% return less expenses)	1,000.00	1,022.33	0.57	2.91
Small Cap Equity Portfolio - Advisor
Actual	1,000.00	1,098.50	0.92	4.87
Hypothetical (5% return less expenses)	1,000.00	1,020.57	0.92	4.69
Small Cap Equity Portfolio - Institutional
Actual	1,000.00	1,099.60	0.72	3.81
Hypothetical (5% return less expenses)	1,000.00	1,021.58	0.72	3.67
Large Cap Value Portfolio***
Actual	1,000.00	1,065.50	0.62	3.23
Hypothetical (5% return less expenses)	1,000.00	1,022.08	0.62	3.16
International Portfolio***
Actual	1,000.00	1,079.80	0.23	1.21
Hypothetical (5% return less expenses)	1,000.00	1,024.05	0.23	1.17
Philadelphia International Fund
Actual	1,000.00	1,076.70	0.86	4.50
Hypothetical (5% return less expenses)	1,000.00	1,020.87	0.86	4.38
U.S. Emerging Growth Portfolio***
Actual	1,000.00	1,167.00	0.95	5.19
Hypothetical (5% return less expenses)	1,000.00	1,020.42	0.95	4.84
Large Cap 100 Portfolio
Actual	1,000.00	1,074.80	0.87	4.55
Hypothetical (5% return less expenses)	1,000.00	1,020.82	0.87	4.43
Large Cap Growth Portfolio
Actual	1,000.00	1,085.80	0.93	4.89
Hypothetical (5% return less expenses)	1,000.00	1,020.52	0.93	4.74

*  Expense ratios for the period may differ from expense ratios based on one-year data in the Financial Highlights.

**  Expenses are calculated using each Portfolio's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the calendar year (365 days).

***  Since August 1, 2005, the Core Fixed Income, Strategic Equity and Large Cap Value Portfolios have paid investment advisory fees at the annual rate of 0.35%, 0.55% and 0.55%, respectively. Upon the expiration of the Advisor's voluntary fee waiver on January 1, 2006, the International Portfolio will pay investment advisory fees at the annual rate of 0.75%. In addition, the shareholder servicing fee for the International

THE GLENMEDE FUND, INC.

Shareholder Expenses (Unaudited) — (Concluded)

Portfolio increased effective August 1, 2005 from 0.05% to 0.25% of the Portfolio's average daily net assets. Effective August 1, 2005, the investment advisory fee paid by the U.S. Emerging Growth Portfolio increased from 0.25% to 0.55%. Had these fee changes been in effect throughout the period from May 1, 2005 to October 31, 2005, the expense information for these Portfolios would have been as follows:

	Beginning Account Value (May 1, 2005)	Ending Account Value (October 31, 2005)	Annualized Expense Ratio*	Expenses Paid During Period** (May 1, to October 31, 2005)
Core Fixed Income Portfolio
Actual	$1,000.00	$999.50	0.56%	$2.82
Hypothetical (5% return less expenses)	1,000.00	1,022.38	0.56	2.85
Strategic Equity Portfolio
Actual	1,000.00	1,039.60	0.85	4.37
Hypothetical (5% return less expenses)	1,000.00	1,020.92	0.85	4.33
Large Cap Value Portfolio
Actual	1,000.00	1,062.70	0.95	4.94
Hypothetical (5% return less expenses)	1,000.00	1,020.42	0.95	4.84
International Portfolio
Actual	1,000.00	1,071.80	1.09	5.69
Hypothetical (5% return less expenses)	1,000.00	1,019.71	1.09	5.55
U.S. Emerging Growth Portfolio
Actual	1,000.00	1,165.50	1.10	6.00
Hypothetical (5% return less expenses)	1,000.00	1,019.66	1.10	5.60

*  Expense ratios for the period may differ from expense ratios based on one-year data in the Financial Highlights.

**  Expenses are calculated using each Portfolio's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the calendar year (365 days).

THE GLENMEDE PORTFOLIOS

Shareholder Expenses (Unaudited)

As a shareholder of a Glenmede Portfolio, you incur ongoing costs, including management fees and other portfolio expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Glenmede Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2005 to October 31, 2005.

Actual Expenses

The first line under each Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Portfolio under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. As a shareholder of a Glenmede Portfolio, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Therefore, the second line under each Portfolio in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Beginning Account Value (May 1, 2005)	Ending Account Value (October 31, 2005)	Annualized Expense Ratio*	Expenses Paid During Period** (May 1, to October 31, 2005)
Muni Intermediate Portfolio
Actual	$1,000.00	$1,004.80	0.29%	$1.47
Hypothetical (5% return less expenses)	1,000.00	1,023.77	0.29	1.48

THE GLENMEDE PORTFOLIOS

Shareholder Expenses (Unaudited) — (Concluded)

	Beginning Account Value (May 1, 2005)	Ending Account Value (October 31, 2005)	Annualized Expense Ratio*	Expenses Paid During Period** (May 1, to October 31, 2005)
New Jersey Muni Portfolio
Actual	$1,000.00	$1,005.40	0.32%	$1.62
Hypothetical (5% return less expenses)	1,000.00	1,023.59	0.32	1.63

*  Expense ratios for the period may differ from expense ratios based on one-year data in the Financial Highlights.

**  Expenses are calculated using each Portfolio's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the calendar year (365 days).

THE GLENMEDE FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2005

	Government Cash Portfolio	Tax- Exempt Cash Portfolio	Core Fixed Income Portfolio
Assets:
Investments[1]:
Investments at value[2]	$327,821,907	$551,481,523	$212,180,459
Repurchase agreements at value	320,315,084	—	34,680,470
Total investments	648,136,991	551,481,523	246,860,929
Cash	—	6,755	—
Receivable for securities sold	—	—	297
Interest receivable	2,101,414	1,518,447	1,736,490
Prepaid expenses	20,071	18,642	6,575
Total assets	650,258,476	553,025,367	248,604,291
Liabilities:
Dividends payable	1,900,575	1,105,651	—
Payable for fund shares redeemed	8,774	—	57,199
Payable for securities purchased	11,752,427	—	—
Obligation to return securities lending collateral	—	—	23,973,850
Payable for when-issued securities	—	—	29,465,930
Payable for Directors' fees	1,947	—	198
Accrued expenses	169,324	155,874	111,611
Total liabilities	13,833,047	1,261,525	53,608,788
Net Assets	$636,425,429	$551,763,842	$194,995,503
Net Assets consist of:
Par value ($0.001 of shares outstanding)	636,357	551,974	18,326
Paid-in capital in excess of par value	635,720,151	551,347,683	196,699,251
Undistributed net investment income	73,094	(265)	701,518
Accumulated net realized gain (loss) from investment transactions	(4,173)	(135,550)	(2,650,905)
Net unrealized appreciation (depreciation) on investments	—	—	227,313
Total Net Assets	636,425,429	551,763,842	194,995,503
Shares Outstanding[3]	636,356,507	551,974,146	18,326,329
Net Asset Value Per Share	$1.00	$1.00	$10.64
[1] Investments at cost	$648,136,991	$551,481,523	$246,633,616
[2] Market value of securities on loan	—	—	$23,391,478
[3] Authorized shares	700,000,000	740,000,000	135,000,000

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
October 31, 2005

	Strategic Equity Portfolio	Small Cap Equity Portfolio	Large Cap Value Portfolio
Assets:
Investments[1]:
Investments at value[2]	$88,458,759	$304,843,755	$25,478,396
Repurchase agreements at value	254,119	2,113,897	1,182,302
Total investments	88,712,878	306,957,652	26,660,698
Receivable for fund shares sold	—	58,151	150,000
Dividends receivable	96,625	127,554	35,088
Interest receivable	1,522	15,035	201
Prepaid expenses	2,641	8,804	20,939
Total assets	88,813,666	307,167,196	26,866,926
Liabilities:
Payable for fund shares redeemed	43,042	618,411	133,225
Obligation to return securities lending collateral	8,806,394	64,356,600	204,610
Payable for Directors' fees	399	352	152
Accrued expenses	58,568	221,187	22,272
Total liabilities	8,908,403	65,196,550	360,259
Net Assets	$79,905,263	$241,970,646	$26,506,667
Net Assets consist of:
Par value ($0.001 of shares outstanding)	4,714	14,480	2,579
Paid-in capital in excess of par value	68,983,023	187,251,826	22,976,179
Undistributed net investment income	18,543	43,437	10,499
Accumulated net realized gain (loss) from investment transactions	(39,938)	(166,598)	(37,549)
Net unrealized appreciation (depreciation) on investments	10,938,921	54,827,501	3,554,959
Total Net Assets	79,905,263	241,970,646	26,506,667
Shares Outstanding[3]	4,713,870	14,480,434	2,579,137
Net Asset Value Per Share	$16.95	—	$10.28
Advisor Class — based on net assets of $241,969,518 and shares outstanding of 14,480,367 (175,000,000 authorized shares)	—	$16.71	—
Institutional Class — based on net assets of $1,128 and shares outstanding of 66.825 [4] (75,000,000 authorized shares)	—	$16.88	—
[1] Investments at cost	$77,773,957	$252,130,151	$23,105,739
[2] Market value of securities on loan	$8,568,138	$62,059,628	$196,426
[3] Authorized shares	125,000,000	250,000,000	75,000,000

4  Net assets have been rounded for presentation purposes. The net asset value per share is as reported on October 31, 2005.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
October 31, 2005

	International Portfolio	Philadelphia International Fund[5]	U.S. Emerging Growth Portfolio[6]
Assets:
Investments[1]:
Investments at value[2]	$841,140,946	$639,264,862	$17,313,108
Repurchase agreements at value	—	9,727,993	326,865
Total investments	841,140,946	648,992,855	17,639,973
Foreign currency, at value (Note 1)[4]	131,118	469,232	—
Receivable for securities sold	426	4,279,990	—
Receivable for fund shares sold	186,200	491,553	20,000
Receivable from shareholders	1,290,769	—	—
Dividends receivable	1,920,847	1,284,258	12,869
Interest receivable	6,213	3,755	1,564
Foreign tax reclaims receivable	460,518	178,888	—
Prepaid expenses	35,759	19,626	403
Total assets	845,172,796	655,720,157	17,674,809
Liabilities:
Payable for fund shares redeemed	975,832	56,950	4,000
Payable for securities purchased	—	4,008,068	204,658
Obligation to return securities lending collateral	31,510,571	17,127,711	3,231,407
Due to bank	481,501	—	—
Payable for Directors' fees	—	582	—
Accrued expenses	355,224	508,724	17,828
Total liabilities	33,323,128	21,702,035	3,457,893
Net Assets	$811,849,668	$634,018,122	$14,216,916
Net Assets consist of:
Par value ($0.001 of shares outstanding)	46,172	36,251	2,285
Paid-in capital in excess of par value	631,423,316	544,565,910	14,846,732
Undistributed net investment income	—	—	—
Accumulated net realized gain (loss) from investment transactions	(1,048,241)	(1,489,610)	(2,274,130)
Net unrealized appreciation (depreciation) on investments	181,428,421	90,905,571	1,642,029
Total Net Assets	811,849,668	634,018,122	14,216,916
Shares Outstanding[3]	46,171,752	36,250,804	2,284,646
Net Asset Value Per Share	$17.58	$17.49	$6.22
[1] Investments at cost	$659,650,511	$558,038,078	$15,997,944
[2] Market value of securities on loan	$29,996,035	$16,509,143	$3,100,303
[3] Authorized shares	225,000,000	120,000,000	75,000,000

4  The International Portfolio and Philadelphia International Fund had foreign currency cost of $132,100 and $473,041, respectively.

5  Effective July 1, 2005, Institutional International Portfolio changed its name to Philadelphia International Fund.

6  Effective February 27, 2005, Small Capitalization Growth Portfolio changed its name to U.S. Emerging Growth Portfolio.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)
October 31, 2005

	Large Cap 100 Portfolio	Large Cap Growth Portfolio
Assets:
Investments[1]:
Investments at value[2]	$53,214,004	$16,330,611
Repurchase agreements at value	882,799	221,879
Total investments	54,096,803	16,552,490
Receivable for securities sold	—	164,732
Receivable for fund shares sold	50,000	226,260
Dividends receivable	36,387	8,550
Interest receivable	836	24
Foreign tax reclaims receivable	733	—
Prepaid expenses	1,417	470
Total assets	54,186,176	16,952,526
Liabilities:
Payable for fund shares redeemed	1,000	—
Payable for securities purchased	340,266	367,524
Obligation to return securities lending collateral	3,672,750	—
Payable for Directors' fees	261	234
Accrued expenses	38,446	13,213
Total liabilities	4,052,723	380,971
Net Assets	$50,133,453	$16,571,555
Net Assets consist of:
Par value ($0.001 of shares outstanding)	4,446	1,483
Paid-in capital in excess of par value	47,184,334	15,428,523
Undistributed net investment income	—	—
Accumulated net realized gain (loss) from investment transactions	(6,270)	(86,231)
Net unrealized appreciation (depreciation) on investments	2,950,943	1,227,780
Total Net Assets	50,133,453	16,571,555
Shares Outstanding[3]	4,445,987	1,483,012
Net Asset Value Per Share	$11.28	$11.17
[1] Investments at cost	$51,145,860	$15,324,710
[2] Market value of securities on loan	$3,575,809	—
[3] Authorized shares	20,000,000	20,000,000

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2005

	Government Cash Portfolio	Tax- Exempt Cash Portfolio	Core Fixed Income Portfolio
Investment income:
Interest	$17,954,282	$11,544,022	$8,379,506
Income from security lending	—	—	30,997
Total investment income	17,954,282	11,544,022	8,410,503
Expenses:
Management fees	—	—	173,957
Administration, transfer agent and custody fees	380,289	343,628	133,150
Professional fees	80,974	69,513	25,974
Shareholder report expense	15,100	15,645	7,547
Shareholder servicing fees	614,914	548,710	195,245
Directors' fees and expenses	25,852	23,138	8,257
Registration and filing fees	2,840	2,840	4,587
Other expenses	40,234	43,686	15,553
Total expenses	1,160,203	1,047,160	564,270
Net investment income	16,794,079	10,496,862	7,846,233
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	—	—	323,113
Net change in unrealized gain (loss) of:
Investments	—	—	(5,681,607)
Net realized and unrealized gain (loss)	—	—	(5,358,494)
Net increase (decrease) in net assets resulting from operations	$16,794,079	$10,496,862	$2,487,739

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

STATEMENTS OF OPERATIONS — (Continued)
For the Year Ended October 31, 2005

	Strategic Equity Portfolio	Small Cap Equity Portfolio	Large Cap Value Portfolio
Investment income:
Dividends	$1,029,581	$1,451,435	$507,320
Interest	27,459	140,917	26,275
Income from security lending	4,702	129,879	1,838
Total investment income	1,061,742	1,722,231	535,433
Expenses:
Management fees	111,176	1,481,927	37,606
Administration, transfer agent and custody fees	48,256	193,416	22,040
Professional fees	9,579	35,784	3,447
Shareholder report expense	3,383	9,758	1,535
Shareholder servicing fees (Advisor Class)	145,842	675,219	50,965
Shareholder servicing fees (Institutional Class)	—	1	—
Directors' fees and expenses	3,414	11,782	1,133
Registration and filing fees	6,007	29,401	2,937
Other expenses	6,452	23,168	2,166
Total expenses	334,109	2,460,456	121,829
Net investment (loss) income	727,633	(738,225)	413,604
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	1,629,909	40,569,024	2,569,135
Net change in unrealized gain (loss) of:
Investments	4,323,696	(8,857,974)	582,215
Net realized and unrealized gain (loss)	5,953,605	31,711,050	3,151,350
Net increase (decrease) in net assets resulting from operations	$6,681,238	$30,972,825	$3,564,954

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

STATEMENTS OF OPERATIONS — (Continued)
For the Year Ended October 31, 2005

	International Portfolio	Philadelphia International Fund[2]	U.S. Emerging Growth Portfolio[3]
Investment income:
Dividends[1]	$36,121,884	$13,977,989	$66,489
Interest	520,390	524,566	11,640
Income from security lending	41,936	17,510	24,227
Total investment income	36,684,210	14,520,065	102,356
Expenses:
Management fees	1,785,967	4,137,245	213,623
Administration, transfer agent and custody fees	893,924	391,477	45,513
Professional fees	170,707	75,818	5,587
Shareholder report expense	43,132	14,580	1,453
Shareholder servicing fees	1,139,122	—	76,497
Directors' fees and expenses	59,418	21,382	2,017
Registration and filing fees	7,800	22,707	6,077
Other expenses	107,591	36,645	5,882
Total expenses	4,207,661	4,699,854	356,649
Less expenses waived	(1,785,967)	—	—
Net expenses	2,421,694	4,699,854	356,649
Net investment (loss) income	34,262,516	9,820,211	(254,293)
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	184,480,756	50,270,026	23,157,841
In-kind redemptions	85,060,835	—	—
Foreign currency transactions	(2,016,327)	(904,816)	—
Net realized gain (loss)	267,525,264	49,365,210	23,157,841
Net change in unrealized gain (loss) of:
Investments	(101,160,362)	13,931,966	(16,011,414)
Foreign currency translation	(131,640)	(83,780)	—
Net change in unrealized gain (loss)	(101,292,002)	13,848,186	(16,011,414)
Net realized and unrealized gain	166,233,262	63,213,396	7,146,427
Net increase (decrease) in net assets resulting from operations	$200,495,778	$73,033,607	$6,892,134

1  The International Portfolio and Philadelphia International Fund had foreign dividend withholding taxes of $4,433,097 and $1,315,779, respectively.

2  Effective July 1, 2005, Institutional International Portfolio changed its name to Philadelphia International Fund.

3  Effective February 27, 2005, Small Capitalization Growth Portfolio changed its name to U.S. Emerging Growth Portfolio.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

STATEMENTS OF OPERATIONS — (Concluded)
For the Year Ended October 31, 2005

	Large Cap 100 Portfolio	Large Cap Growth Portfolio
Investment income:
Dividends	$546,353	$105,051
Interest	17,454	5,569
Income from security lending	2,663	—
Total investment income	566,470	110,620
Expenses:
Management fees	191,541	63,946
Administration, transfer agent and custody fees	25,911	11,850
Professional fees	4,355	1,421
Shareholder report expense	746	180
Shareholder servicing fees	69,652	23,253
Directors' fees and expenses	1,272	577
Registration and filing fees	6,000	6,000
Other expenses	2,060	1,327
Total expenses	301,537	108,554
Net investment income	264,933	2,066
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	770,150	68,711
Net change in unrealized gain (loss) of:
Investments	2,258,704	902,009
Net realized and unrealized gain (loss)	3,028,854	970,720
Net increase (decrease) in net assets resulting from operations	$3,293,787	$972,786

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended October 31, 2005

	Government Cash Portfolio	Tax- Exempt Cash Portfolio	Core Fixed Income Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$16,794,079	$10,496,862	$7,846,233
Net realized gain (loss) on:
Investment transactions	—	—	323,113
Net change in unrealized gain (loss) of:
Investments	—	—	(5,681,607)
Net increase (decrease) in net assets resulting from operations	16,794,079	10,496,862	2,487,739
Distributions to shareholders from:
Net investment income	(16,794,079)	(10,496,862)	(7,978,340)
Net increase(decrease) in net assets from capital share transactions	149,556,068	21,542,433	6,202,184
Net increase (decrease) in net assets	149,556,068	21,542,433	711,583
NET ASSETS:
Beginning of year	486,869,361	530,221,409	194,283,920
End of year	$636,425,429	$551,763,842	$194,995,503
Undistributed net investment income included in net assets at end of year	$73,094	$(265)	$701,518
For the Year Ended October 31, 2004
	Government Cash Portfolio	Tax- Exempt Cash Portfolio	Core Fixed Income Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$5,062,997	$4,898,829	$7,288,033
Net realized gain on:
Investment transactions	—	—	649,020
Net change in unrealized gain (loss) of:
Investments	—	—	1,673,905
Net increase (decrease) in net assets from operations	5,062,997	4,898,829	9,610,958
Distributions to shareholders from:
Net investment income	(5,062,997)	(4,898,828)	(7,851,993)
Net increase (decrease) in net assets from capital share transactions	36,702,157	(66,408,575)	115,417
Net increase (decrease) in net assets	36,702,157	(66,408,574)	1,874,382
NET ASSETS:
Beginning of year	450,167,204	596,629,983	192,409,538
End of year	$486,869,361	$530,221,409	$194,283,920
Undistributed net investment income included in net assets at end of year	$73,094	$(265)	$616,886

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the Year Ended October 31, 2005

	Strategic Equity Portfolio	Small Cap Equity Portfolio	Large Cap Value Portfolio
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$727,633	$(738,225)	$413,604
Net realized gain (loss) on:
Investment transactions	1,629,909	40,569,024	2,569,135
Net change in unrealized gain (loss) of:
Investments	4,323,696	(8,857,974)	582,215
Net increase (decrease) in net assets resulting from operations	6,681,238	30,972,825	3,564,954
Distributions to shareholders from:
Net investment income:
Advisor Class	(758,552)	—	(423,863)
Net realized gain on investments:
Advisor Class	(1,486,505)	(39,647,331)	(2,510,624)
Institutional Class	—	(170)	—
Net increase (decrease) in net assets from capital share transactions	9,912,014	(14,519,332)	3,154,910
Net increase (decrease) in net assets	14,348,195	(23,194,008)	3,785,377
NET ASSETS:
Beginning of year	65,557,068	265,164,654	22,721,290
End of year	$79,905,263	$241,970,646	$26,506,667
Undistributed net investment income included in net assets at end of year	$18,543	$43,437	$10,499
For the Year Ended October 31, 2004
	Strategic Equity Portfolio	Small Cap Equity Portfolio	Large Cap Value Portfolio
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$905,824	$(923,506)	$382,615
Net realized gain on:
Investment transactions	10,214,476	41,310,243	2,782,198
Net change in unrealized gain (loss) of:
Investments	(4,976,139)	(820,032)	296,072
Net increase (decrease) in net assets from operations	6,144,161	39,566,705	3,460,885
Distributions to shareholders from:
Net investment income:
Advisor Class	(919,610)	—	(370,990)
Net realized gain on investments:
Advisor Class	—	(40,762,644)	(658,620)
Institutional Class	—	(153)	—
Net decrease in net assets from capital share transactions	(28,188,025)	(49,676,469)	(1,006,687)
Net increase (decrease) in net assets	(22,963,474)	(50,872,561)	1,424,588
NET ASSETS:
Beginning of year	88,520,542	316,037,215	21,296,702
End of year	$65,557,068	$265,164,654	$22,721,290
Undistributed net investment income included in net assets at end of year	$75,476	$11,630	$20,955

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the Year Ended October 31, 2005

See Notes to Financial Statements.

	International Portfolio	Philadelphia International Fund[1]	U.S. Emerging Growth Portfolio[2]
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$34,262,516	$9,820,211	$(254,293)
Net realized gain (loss) on:
Investment transactions	184,480,756	50,270,026	23,157,841
In-kind transactions	85,060,835	—	—
Foreign currency transactions	(2,016,327)	(904,816)	—
Net change in unrealized gain (loss) of:
Investments	(101,160,362)	13,931,966	(16,011,414)
Foreign currency translation	(131,640)	(83,780)	—
Net increase(decrease) in net assets resulting from operations	200,495,778	73,033,607	6,892,134
Distributions to shareholders from:
Net investment income	(33,411,817)	(10,506,757)	—
Net realized gain on investments and foreign currency transactions	(69,712,993)	(16,362,020)	—
Net increase(decrease) in net assets from capital share transactions	(603,283,740)	142,947,659	(68,740,112)
Net increase (decrease) in net assets	(505,912,772)	189,112,489	(61,847,978)
NET ASSETS:
Beginning of year	1,317,762,440	444,905,633	76,064,894
End of year	$811,849,668	$634,018,122	$14,216,916
Undistributed net investment income included in net assets at end of year	$—	$—	$—
For the Year Ended October 31, 2004
	International Portfolio	Philadelphia International Fund[1]	U.S. Emerging Growth Portfolio[2]
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$31,065,694	$9,054,401	$(973,213)
Net realized gain (loss) on:
Investment transactions	114,608,644	26,338,857	4,160,566
In-kind transactions	—	5,643,518	—
Foreign currency transactions	(1,756,734)	(829,220)	—
Net change in unrealized gain (loss) of:
Investments	101,390,871	52,060,400	(7,229,592)
Foreign currency translation	57,652	21,148	—
Net increase (decrease) in net assets resulting from operations	245,366,127	92,289,104	(4,042,239)
Distributions to shareholders from:
Net investment income	(23,757,261)	(3,804,497)	—
Net increase (decrease) in net assets from capital share transactions	58,688,554	(117,949,555)	(21,535,801)
Net increase (decrease) in net assets	280,297,420	(29,464,948)	(25,578,040)
NET ASSETS:
Beginning of year	1,037,465,020	474,370,581	101,642,934
End of year	$1,317,762,440	$444,905,633	$76,064,894
Undistributed net investment income included in net assets at end of year	$10,600,102	$4,796,057	$(344)

1  Effective July 1, 2005, Institutional International Portfolio changed its name to Philadelphia International Fund.

2  Effective February 27, 2005, Small Capitalization Growth Portfolio changed its name to U.S. Emerging Growth Portfolio.

THE GLENMEDE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)
For the Year Ended October 31, 2005

	Large Cap 100 Portfolio	Large Cap Growth Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$264,933	$2,066
Net realized gain (loss) on:
Investment transactions	770,150	68,711
Net change in unrealized gain (loss) of:
Investments	2,258,704	902,009
Net increase(decrease) in net assets resulting from operations	3,293,787	972,786
Distributions to shareholders from:
Net investment income	(290,607)	(4,149)
Net realized gain on investments	(378,313)	—
Net increase(decrease) in net assets from capital share transactions	29,314,519	9,657,404
Net increase (decrease) in net assets	31,939,386	10,626,041
NET ASSETS:
Beginning of year	18,194,067	5,945,514
End of year	$50,133,453	$16,571,555
Undistributed net investment income included in net assets at end of year	$—	$—
For the Year Ended October 31, 2004
	Large Cap 100 Portfolio	Large Cap Growth Portfolio
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$32,813	$(6,580)
Net realized loss on:
Investment transactions	(400,248)	(154,942)
Net change in unrealized gain (loss) of:
Investments	692,239	325,771
Net increase (decrease) in net assets resulting from operations	324,804	164,249
Distributions to shareholders from:
Net investment income	(17,370)	—
Net increase in net assets from capital share transactions	17,886,633	5,781,265
Net increase (decrease) in net assets	18,194,067	5,945,514
NET ASSETS:
Beginning of year	—	—
End of year	$18,194,067	$5,945,514
Undistributed net investment income included in net assets at end of year	$15,235	$—

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Government Cash Portfolio
	For the Years Ended October 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	0.027	0.011	0.011	0.019	0.048
Distributions to shareholders from:
Net investment income	(0.027)	(0.011)	(0.011)	(0.019)	(0.048)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	2.74%	1.05%	1.15%	1.95%	4.86%
Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000's)	$636,425	$486,869	$450,167	$533,034	$421,509
Ratio of operating expenses to average net assets	0.19%	0.18%	0.13%	0.13%	0.11%
Ratio of net investment income to average net assets	2.73%	1.05%	1.16%	1.91%	4.86%

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Tax-Exempt Cash Portfolio
	For the Years Ended October 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	0.019	0.009	0.009	0.012	0.029
Distributions to shareholders from:
Net investment income	(0.019)	(0.009)	(0.009)	(0.012)	(0.029)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.94%	0.90%	0.88%	1.25%	2.95%
Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000's)	$551,764	$530,221	$596,630	$607,069	$541,881
Ratio of operating expenses to average net assets	0.19%	0.18%	0.14%	0.14%	0.11%
Ratio of net investment income to average net assets	1.91%	0.90%	0.88%	1.24%	2.88%

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Core Fixed Income Portfolio
	For the Years Ended October 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$10.94	$10.85	$10.98	$10.88	$10.08
Income from investment operations:
Net investment income	0.44	0.45	0.44	0.54	0.65
Net realized and unrealized gain (loss) on investments	(0.30)	0.09	(0.09)	0.10	0.82
Total from investment operations	0.14	0.54	0.35	0.64	1.47
Distributions to shareholders from:
Net investment income	(0.44)	(0.45)	(0.48)	(0.54)	(0.67)
Total distributions	(0.44)	(0.45)	(0.48)	(0.54)	(0.67)
Net asset value, end of year	$10.64	$10.94	$10.85	$10.98	$10.88
Total return	1.32%	5.07%	3.26%	6.18%	15.09%
Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000's)	$194,996	$194,284	$192,410	$188,298	$178,811
Ratio of operating expenses to average net assets	0.29%	0.19%	0.14%	0.14%	0.11%
Ratio of gross expenses to average net assets	0.29%	0.19%	0.14%	0.24%	0.63%
Ratio of net investment income to average net assets	4.02%	3.82%	4.08%	5.19%	6.19%
Portfolio turnover rate	229%	203%	205%	191%	138%

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Strategic Equity Portfolio
	For the Years Ended October 31,
	2005[1]	2004	2003	2002	2001
Net asset value, beginning of year	$15.87	$14.94	$13.47	$16.06	$21.19
Income from investment operations:
Net investment income	0.17	0.19	0.20	0.16	0.20
Net realized and unrealized gain (loss) on investments	1.41	0.93	1.46	(2.59)	(5.09)
Total from investment operations	1.58	1.12	1.66	(2.43)	(4.89)
Distributions to shareholders from:
Net investment income	(0.18)	(0.19)	(0.19)	(0.16)	(0.24)
Net realized capital gains	(0.32)	—	—	—	—
Total distributions	(0.50)	(0.19)	(0.19)	(0.16)	(0.24)
Net asset value, end of year	$16.95	$15.87	$14.94	$13.47	$16.06
Total return	9.98%	7.53%	12.43%	(15.20)%	(23.18)%
Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000's)	$79,905	$65,557	$88,521	$90,051	$123,803
Ratio of operating expenses to average net assets	0.45%	0.27%	0.14%	0.14%	0.12%
Ratio of net investment income to average net assets	0.97%	1.19%	1.39%	1.04%	1.09%
Portfolio turnover rate	89%	87%	79%	36%	41%

1  Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Small Cap Equity Portfolio Advisor Class
	For the Years Ended October 31,
	2005	2004[1]	2003	2002	2001
Net asset value, beginning of year	$17.61	$18.28	$13.93	$15.57	$17.04
Income from investment operations:
Net investment income (loss)	(0.05)	(0.06)	0.01	0.07	0.23
Net realized and unrealized gain (loss) on investments	2.15	2.59	4.75	(0.90)	0.45
Total from investment operations	2.10	2.53	4.76	(0.83)	0.68
Distributions to shareholders from:
Net investment income	—	—	(0.02)	(0.07)	(0.24)
Net realized capital gains	(3.00)	(3.20)	(0.39)	(0.74)	(1.83)
Tax Return of capital	—	—	—	—	(0.08)
Total distributions	(3.00)	(3.20)	(0.41)	(0.81)	(2.15)
Net asset value, end of year	$16.71	$17.61	$18.28	$13.93	$15.57
Total return	12.22%	13.90%	34.23%	(5.32)%	3.84%
Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000's)	$241,970	$265,164	$275,408	$199,264	$216,638
Ratio of operating expenses to average net assets	0.92%	0.90%	0.90%	0.90%	0.87%
Ratio of net investment income (expenses in excess of income) to average net assets	(0.28)%	(0.33)%	0.10%	0.44%	1.28%
Portfolio turnover rate[2]	51%	64%	58%	67%	65%

1  Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

2  Portfolio turnover is calculated at the fund level.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Small Cap Equity Portfolio Institutional Class
	For the Years Ended October 31,
	2005	2004[1]	2003	2002	2001
Net asset value, beginning of year	$17.73	$18.35	$13.96	$15.60	$17.01
Income from investment operations:
Net investment income (loss)	0.00	(0.02)	0.05	0.11	0.26
Net realized and unrealized gain (loss) on investments	2.15	2.60	4.76	(0.90)	0.46
Total from investment operations	2.15	2.58	4.81	(0.79)	0.72
Distributions to shareholders from:
Net investment income	—	—	(0.03)	(0.11)	(0.22)
Net realized capital gains	(3.00)	(3.20)	(0.39)	(0.74)	(1.83)
Tax Return of capital	—	—	—	—	(0.08)
Total distributions	(3.00)	(3.20)	(0.42)	(0.85)	(2.13)
Net asset value, end of year	$16.88	$17.73	$18.35	$13.96	$15.60
Total return	12.43%	14.13%	34.50%	(5.10)%	4.08%
Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000's)	$1	$1	$40,629	$29,644	$30,417
Ratio of operating expenses to average net assets	0.72%	0.70%	0.70%	0.70%	0.66%
Ratio of net investment income (expenses in excess of income) to average net assets	(0.09)%	(0.12)%	0.30%	0.64%	1.44%
Portfolio turnover rate[2]	51%	64%	58%	67%	65%

1  Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

2  Portfolio turnover is calculated at the fund level.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Large Cap Value Portfolio
	For the Years Ended October 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$10.01	$9.00	$7.78	$8.56	$11.03
Income from investment operations:
Net investment income	0.18	0.17	0.16	0.14	0.17
Net realized and unrealized gain (loss) on investments	1.36	1.31	1.22	(0.79)	(1.49)
Total from investment operations	1.54	1.48	1.38	(0.65)	(1.32)
Distributions to shareholders from:
Net investment income	(0.19)	(0.17)	(0.16)	(0.13)	(0.18)
Net realized capital gains	(1.08)	(0.30)	—	—	(0.97)
Total distributions	(1.27)	(0.47)	(0.16)	(0.13)	(1.15)
Net asset value, end of year	$10.28	$10.01	$9.00	$7.78	$8.56
Total return	15.66%	16.54%	18.01%	(7.64)%	(12.31)%
Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000's)	$26,507	$22,721	$21,297	$15,326	$14,002
Ratio of operating expenses to average net assets	0.48%	0.29%	0.17%	0.17%	0.21%
Ratio of net investment income to average net assets	1.62%	1.78%	2.06%	1.75%	1.51%
Portfolio turnover rate	76%	76%	96%	96%	174%

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	International Portfolio
	For the Years Ended October 31,
	2005[1]	2004	2003	2002	2001
Net asset value, beginning of year	$16.96	$13.99	$11.67	$12.89	$15.79
Income from investment operations:
Net investment income	0.48	0.40	0.40	0.33	0.35
Net realized and unrealized gain (loss) on investments	2.26	2.88	2.23	(1.31)	(2.91)
Total from investment operations	2.74	3.28	2.63	(0.98)	(2.56)
Distributions to shareholders from:
Net investment income	(0.47)	(0.31)	(0.31)	(0.24)	(0.34)
From net realized gain on investments	(1.65)	—	—	—	—
Total distributions	(2.12)	(0.31)	(0.31)	(0.24)	(0.34)
Net asset value, end of year	$17.58	$16.96	$13.99	$11.67	$12.89
Total return	16.34%	23.60%	22.89%	(7.82)%	(16.34)%
Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000's)	$811,850	$1,317,762	$1,037,465	$983,337	$1,219,138
Ratio of operating expenses before waiver to average net assets	0.32%	0.14%	0.14%	0.14%	0.11%
Ratio of operating expenses after waiver to average net assets	0.18%	0.14%	0.14%	0.14%	0.11%
Ratio of net investment income to average net assets	2.58%	2.59%	3.14%	2.42%	2.34%
Portfolio turnover rate	47%	38%	48%	33%	40%

1  Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Philadelphia International Fund[1]
	For the Years Ended October 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$15.86	$13.14	$11.03	$12.25	$15.10
Income from investment operations:
Net investment income	0.28	0.33	0.24	0.19	0.23
Net realized and unrealized gain (loss) on investments	2.16	2.53	2.09	(1.28)	(2.86)
Total from investment operations	2.44	2.86	2.33	(1.09)	(2.63)
Distributions to shareholders from:
Net investment income	(0.34)	(0.14)	(0.22)	(0.13)	(0.16)
Net realized capital gains	(0.47)	—	—	—	—
Tax Return of capital	—	—	—	—	(0.06)
Total distributions	(0.81)	(0.14)	(0.22)	(0.13)	(0.22)
Net asset value, end of year	$17.49	$15.86	$13.14	$11.03	$12.25
Total return	15.50%	21.78%	21.32%	(9.02)%	(17.45)%
Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000's)	$634,018	$444,906	$474,371	$263,769	$275,132
Ratio of operating expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.83%
Ratio of net investment income to average net assets	1.78%	1.86%	2.33%	1.72%	1.71%
Portfolio turnover rate	47%	50%	42%	37%	53%

1  Effective July 1, 2005, the Institutional International Portfolio changed its name to Philadelphia International Fund.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	U.S. Emerging Growth Portfolio[1]
	For the Years Ended October 31,
	2005[2]	2004	2003	2002	2001
Net asset value, beginning of year	$5.32	$5.56	$3.93	$5.04	$9.22
Income from investment operations:
Net investment loss	(0.05)	(0.07)	(0.05)	—	—
Net realized and unrealized gain (loss) on investments	0.95	(0.17)	1.68	(1.11)	(4.18)
Total from investment operations	0.90	(0.24)	1.63	(1.11)	(4.18)
Net asset value, end of year	$6.22	$5.32	$5.56	$3.93	$5.04
Total return	16.92%	(4.32)%	41.48%	(22.02)%	(45.34)%
Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000's)	$14,217	$76,065	$101,643	$78,122	$105,052
Ratio of operating expenses to average net assets	1.17%	1.22%	1.18%	1.23%	1.17%
Ratio of net investment income (loss) to average net assets	(0.83)%	(1.05)%	(1.04)%	(1.02)%	(0.83)%
Portfolio turnover rate	145%	89%	114%	42%	67%

1  Effective February 27, 2005, Small Capitalization Growth Portfolio changed its name to U.S. Emerging Growth Portfolio.

2  Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Large Cap 100 Portfolio
	For the Year Ended October 31, 2005	For the Period February 27, 2004[1] through October 31, 2004
Net asset value, beginning of period	$10.09	$10.00
Income from investment operations:
Net investment income	0.08	0.03
Net realized and unrealized gain (loss) on investments	1.29	0.08
Total from investment operations	1.37	0.11
Distributions to shareholders from:
Net investment income	(0.09)	(0.02)
Net realized capital gains	(0.09)	—
Total distributions	(0.18)	(0.02)
Net asset value, end of period	$11.28	$10.09
Total return	13.58%	1.05%[2]
Ratios to average net assets/ Supplemental data:
Net assets, end of period (in 000's)	$50,133	$18,194
Ratio of operating expenses to average net assets	0.87%	1.12%[3]
Ratio of net investment income to average net assets	0.76%	0.45%[3]
Portfolio turnover rate	83%	56%

1  Commencement of operations.

2  Total return calculation is not annualized.

3  Annualized.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Large Cap Growth Portfolio
	For the Year Ended October 31, 2005	For the Period February 27, 2004[1] through October 31, 2004
Net asset value, beginning of period	$10.04	$10.00
Income from investment operations:
Net investment income (loss)	0.00 [2]	(0.01)
Net realized and unrealized gain (loss) on investments	1.13	0.05
Total from investment operations	1.13	0.04
Distributions to shareholders from:
Net investment income	(0.00)[2]	—
Total distributions	(0.00)	—
Net asset value, end of period	$11.17	$10.04
Total return	11.29%	0.40%[3]
Ratios to average net assets/ Supplemental data:
Net assets, end of period (in 000's)	$16,572	$5,946
Ratio of operating expenses to average net assets	0.93%	1.26%[4]
Ratio of net investment income (expenses in excess of income) to average net assets	0.02%	(0.23)%[4]
Portfolio turnover rate	97%	64%

1  Commencement of operations.

2  Amount rounds to less than $0.01 per share.

3  Total return calculation is not annualized.

4  Annualized.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Government Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2005

Face Amount		Value
AGENCY DISCOUNT NOTES[t][1] — 18.1%
	Federal Home Loan Bank — 2.7%
$10,000,000	3.70% due 11/1/05	$10,000,000
7,264,000	0.00% due 11/7/05	7,254,872
		17,254,872
	Federal Home Loan Mortgage Corporation — 6.6%
7,364,000	3.79% due 11/1/05	7,364,000
10,000,000	3.00% due 12/12/05	9,965,832
5,000,000	3.88% due 1/3/06	4,966,050
10,000,000	3.84% due 2/7/06	9,895,467
10,000,000	3.915% due 5/8/06	9,795,550
		41,986,899
	Federal National Mortgage Association — 8.8%
22,000,000	3.72% due 11/1/05	22,000,000
10,000,000	3.77% due 3/1/06	9,874,333
7,500,000	3.82% due 3/8/06	7,398,927
12,000,000	4.22% due 4/26/06	11,752,427
5,000,000	4.08% due 6/16/06	4,871,367
		55,897,054
TOTAL AGENCY DISCOUNT NOTES (Cost $115,138,825)		115,138,825
AGENCY NOTES — 33.4%
	Federal Farm Credit Bank — 0.4%
2,475,000	6.50% due 11/22/05	2,479,474
	Federal Home Loan Bank — 9.1%
10,000,000	2.125% due 11/15/05	10,031,489
1,000,000	2.00% due 11/21/05	1,003,004
5,000,000	2.03% due 11/25/05	4,988,106
3,440,000	2.50% due 12/15/05	3,453,294
1,000,000	2.81% due 12/19/05	1,006,185
2,640,000	1.75% due 1/13/06	2,624,209
5,425,000	2.00% due 2/13/06	5,384,409
5,000,000	2.375% due 2/15/06	4,995,741
5,000,000	3.922% due 3/1/06	5,000,000
9,500,000	5.125% due 3/6/06	9,531,825
5,000,000	2.50% due 3/15/06	4,981,515
2,350,000	2.35% due 5/4/06	2,352,184
2,355,000	2.25% due 5/15/06	2,352,410
		57,704,371

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Government Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2005

Face Amount		Value
AGENCY NOTES — (Continued)
	Federal Home Loan Mortgage Corporation — 7.5%
$6,426,000	2.125% due 11/15/05	$6,457,806
3,350,000	2.50% due 12/1/05	3,346,805
26,366,000	5.25% due 1/15/06	26,443,410
3,500,000	2.15% due 1/30/06	3,492,182
2,000,000	2.81% due 2/2/06	2,003,398
1,742,000	1.875% due 2/15/06	1,732,307
4,500,000	2.25% due 2/17/06	4,484,555
		47,960,463
	Federal National Mortgage Association — 16.4%
3,044,000	2.375% due 11/28/05	3,056,944
31,724,000	6.00% due 12/15/05	31,808,246
10,000,000	2.375% due 12/15/05	10,038,011
10,000,000	2.375% due 12/30/05	10,022,771
15,205,000	2.00% due 1/15/06	15,192,703
5,000,000	5.875% due 2/2/06	5,025,622
2,370,000	2.375% due 2/13/06	2,361,310
7,511,000	5.50% due 2/15/06	7,542,468
8,087,000	2.15% due 4/13/06	8,011,963
3,445,000	2.21% due 5/5/06	3,423,543
8,000,000	5.25% due 6/15/06	8,055,193
		104,538,774
	TOTAL AGENCY NOTES (Cost $212,683,082)	212,683,082
REPURCHASE AGREEMENTS — 50.3%
150,000,000	With Bear Stearns, Inc. dated 10/31/05, 4.03%, principal and interest in the amount of $150,016,792, due 11/01/05, (collateralized by FHR #2755 with a par value of $27,241,586, coupon rate of 4.37%, due 10/15/31, market value of $27,361,449, FNR #2005-30 A with a par value of $37,474,161, coupon rate of 5.00%, due 06/25/31, market value of $36,923,291, FHR #2727 with a par value of $39,634,258, coupon rate of 3.57%, due 06/15/29, market value of $38,627,548, FNR 1994-36 with a par value of $50,000,000, coupon rate of 6.50%, due 03/25/24, market value of $51,730,000)	150,000,000

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Government Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2005

Face Amount		Value
REPURCHASE AGREEMENTS — (Continued)
$140,315,084	With Merrill Lynch & Co., Inc., dated 10/31/05, 3.97%, principal and interest in the amount of $140,330,558, due 11/01/05, (collateralized by FN #814549 with a par value of $45,268,022, coupon rate of 5.11%, due 04/01/35, market value of $45,326,870, FN #821697 with a par value of $43,022,620, coupon rate of 5.05%, due 06/01/35, market value of $43,022,620, FH #1G0042 with a par value of $40,744,867, coupon rate of 4.93%, due 01/01/35, market value of $40,520,770, FN #765675 with a par value of $14,364,990, coupon rate of 3.69%, due 02/01/34, market value of $14,310,403)	$140,315,084
30,000,000	With Paine Webber, Inc. dated 10/31/05, 3.95%, principal and interest in the amount of $30,003,292, due 11/01/05, (collateralized by FG G01810 with a par value of $30,361,022, coupon rate of 5.50%, due 05/01/35, market value of $30,606,946)	30,000,000
	TOTAL REPURCHASE AGREEMENTS (Cost $320,315,084)	320,315,084

TOTAL INVESTMENTS (Cost $648,136,991)[2]	101.8%	$648,136,991
LIABILITIES IN EXCESS OF OTHER ASSETS	(1.8)	(11,711,562)
NET ASSETS	100.0%	$636,425,429

t  Percentages indicated are based on net assets.

1  Rate represents annualized discount yield at date of purchase.

2  Aggregate cost for federal tax purposes was $648,136,991.

Abbreviation:

FG — Federal Home Loan Mortgage Corporation Gold

FH — Federal Home Loan Mortgage Corporation

FHR — Federal Home Loan Mortgage Corporation REMIC

FN — Federal National Mortgage Association

FNR — Federal National Mortgage Association REMIC

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Government Cash Portfolio
AGENCY DIVERSIFICATION

On October 31, 2005, agency diversification of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
AGENCIES:
Federal National Mortgage Association	25.2%	$160,435,828
Federal Home Loan Mortgage Corporation	14.1	89,947,362
Federal Home Loan Bank	11.8	74,959,243
Federal Farm Credit Bank	0.4	2,479,474
TOTAL	51.5%	$327,821,907
REPURCHASE AGREEMENTS	50.3	320,315,084
TOTAL INVESTMENTS	101.8%	$648,136,991

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Tax-Exempt Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2005

Face Amount		Value
VARIABLE/FLOATING RATE NOTES[t][1] — 97.5%
	Daily Variable/Floating Rate Notes — 58.0%
$5,090,000	California State, Economic Recovery, Series C-2, (SPA: Bank of America), 2.65% due 7/1/23	$5,090,000
7,290,000	California State, School Improvements, Series A, Refunding, (LOC: 75% Citibank, 25% California State Teachers Retirement), 2.69% due 5/1/34	7,290,000
6,500,000	California State, Series A, (LOC: Westdeutsche Landesbank 80% & J.P. Morgan Chase 20%), 2.65% due 5/1/33	6,500,000
6,300,000	Clark County, Nevada, School District Revenue, Series B, (SPA: Bayerische Landesbank), (FSA Insured), 2.73% due 6/15/21	6,300,000
4,100,000	Connecticut State Health & Educational Facilities Authority, (LOC: KBC Bank NV), (Edgehill Project), 2.69% due 7/1/27	4,100,000
2,100,000	Connecticut State Health & Educational Facilities Authority, Revenue, Yale University, Series T-1, 2.70% due 7/1/29	2,100,000
6,220,000	Cuyahoga County, Ohio, Hospital Revenue, University Hospital of Cleveland, (LOC: J.P. Morgan Chase), 2.73% due 1/1/16	6,220,000
16,830,000	Delaware County, Pennsylvania, Industrial Development Authority, Airport Facilities Revenue, United Parcel Service Project, DATES, 2.69% due 12/1/15	16,830,000
6,300,000	East Baton Rouge Parish, Louisiana, Pollution Control Revenue, Revenue Refunding, Exxon Project, 2.62% due 11/1/19	6,300,000
2,600,000	Hapeville, Georgia, Development Authority, Industrial Development Revenue, Hapeville Hotel Ltd., (LOC: Bank of America), 2.65% due 11/1/15	2,600,000
4,200,000	Harris County, Texas, Industrial Development Corp., (Exxon Mobil Corp.), 2.73% due 3/1/24	4,200,000
6,385,000	Idaho Health Facilities Authority, Revenue, St. Luke's Medical Center Project, (SPA: Bayerische Landesbank), (FSA Insured), 2.73% due 7/1/30	6,385,000

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Tax-Exempt Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2005

Face Amount		Value
VARIABLE/FLOATING RATE NOTES[t][1] — (Continued)
	Daily Variable/Floating Rate Notes — (Continued)
$8,940,000	Idaho Health Facilities Authority, Revenue, St. Luke's Medical Center Project, (SPA: Harris Trust & Savings Bank), (FSA Insured), 2.73% due 7/1/35	$8,940,000
8,800,000	Indiana State Health Facility Financing Authority, Clarian Health Obligations Group, Series, (LOC: J.P. Morgan Chase), 2.80% due 3/1/30	8,800,000
9,700,000	Irvine Ranch, California, Water District Revenue, Certificates of Participation, (LOC: Landesbank Baden-Wurttemberg), 2.65% due 8/1/16	9,700,000
1,000,000	Irvine Ranch, California, Water District Revenue, Series A, (LOC: State Street Bank), 2.65% due 1/1/21	1,000,000
3,405,000	Irvine Ranch, California, Water District, General Obligation, (LOC: Landesbank Baden-Wurttemberg), 2.65% due 6/1/15	3,405,000
1,450,000	Irvine Ranch, California, Water District, General Obligation, Series A, Refunding, (LOC: Bank of America), 2.65% due 5/1/09	1,450,000
8,813,000	Irvine, California, Improvement Board, Limited Obligation, Special Assessment, Assessment District 93-14 (LOC: Bank of America), 2.65% due 9/2/25	8,813,000
100,000	Irvine, California, Special Assessment, Assessment District 00-18, Series A, (LOC: Bank of New York), 2.66% due 9/2/26	100,000
1,000,000	Jackson County, Mississippi, Port Facilities Revenue, Chevron USA Project, Refunding, 2.71% due 6/1/23	1,000,000
4,000,000	Jacksonville, Florida, Pollution Control Revenue, Refunding, Florida Power & Light Co., 2.73% due 5/1/29	4,000,000
	Kansas State Department of Transportation, Highway Liquidity Provider Revenue, Series B-1, Pooled Money Investment Board:
6,800,000	2.73% due 9/1/20	6,800,000
8,900,000	2.73% due 9/1/20	8,900,000
3,000,000	Kemmerer, Wyoming, Pollution Control Revenue, DATES, Exxon Corp. Project, 2.73% due 11/1/14	3,000,000

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Tax-Exempt Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2005

Face Amount		Value
VARIABLE/FLOATING RATE NOTES[t][1] — (Continued)
	Daily Variable/Floating Rate Notes — (Continued)
$1,600,000	Lawrence County, South Dakota, Pollution Control Revenue, Daily Refunding, Homestake Mining, Series B, (LOC: J.P. Morgan Chase), 2.68% due 7/1/32	$1,600,000
1,830,000	Lehigh County, Pennsylvania, General Purpose Authority, Lehigh Valley Hospital, Series B, (MBIA Insured), (SPA: Wachovia Bank), 2.73% due 7/1/29	1,830,000
3,300,000	Lincoln County, Wyoming, Pollution Control Revenue, Exxon Corp. Project - A, 2.73% due 11/1/14	3,300,000
3,375,000	Lincoln County, Wyoming, Pollution Control Revenue, Exxon Corp. Project - C, 2.73% due 11/1/14	3,375,000
13,385,000	Los Angeles, California, Regional Airports Improvement Corp., Lease Revenue, Sublease - Los Angeles International Airport, LAX Two Corp., (LOC: Societe Generale), 2.73% due 12/1/25	13,385,000
15,100,000	Loudoun County, Virginia, Industrial Development Authority Revenue, Howard Hughes Medical Institute, Series E, 2.65% due 2/15/38	15,100,000
11,850,000	Louisiana State, Public Facilities Authority, Industrial Development, Kenner Hotel Ltd., (LOC: BankAmerica, NA), 2.65% due 12/1/15	11,850,000
2,300,000	Massachusetts State, Central Artery, Series A, (SPA: Landesbank Baden-Wurtttemberg), 2.72% due 12/1/30	2,300,000
4,100,000	Metropolitan Water District, Southern California Waterworks Revenue, Series B-3, (SPA: Westdeutsche Landesbank), 2.65% due 7/1/35	4,100,000
500,000	Mount Vernon, Indiana, Pollution Control and Solid Waste Disposal Revenue, General Electric Project, 2.65% due 12/1/14	500,000
15,995,000	New Jersey Economic Development Authority, Stolthaven Project, Series A, (LOC: Citibank NA), 2.61% due 1/15/18	15,995,000
13,740,000	New Jersey, State Educational Facilities Authority Revenue, Princeton University, Series F, 2.57% due 7/1/23	13,740,000

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Tax-Exempt Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2005

Face Amount		Value
VARIABLE/FLOATING RATE NOTES[t][1] — (Continued)
	Daily Variable/Floating Rate Notes — (Continued)
$900,000	New York City, New York, General Obligations, Subseries A-10 (LOC: J.P. Morgan Chase), 2.75% due 8/15/19	$900,000
	New York City, New York, General Obligations, Subseries A-10, (LOC: J.P. Morgan Chase):
1,500,000	2.75% due 8/1/16	1,500,000
1,500,000	2.75% due 8/1/17	1,500,000
840,000	2.75% due 8/15/18	840,000
9,300,000	New York City, New York, General Obligations, Subseries A-7, (LOC: J.P. Morgan Chase), 2.73% due 11/1/24	9,300,000
	New York City, New York, General Obligations, Subseries B-2, (LOC: J.P. Morgan Chase):
265,000	2.75% due 8/15/20	265,000
1,410,000	2.75% due 8/1/21	1,410,000
1,000,000	New York City, New York, General Obligations, Subseries B-4, (LOC: J.P. Morgan Chase), 2.65% due 8/15/23	1,000,000
4,810,000	New York City, New York, Municipal Water Finance Authority, Water & Sewer System Revenue, Series C, (SPA: Credit Local de France), 2.75% due 6/15/33	4,810,000
6,925,000	New York City, New York, Municipal Water Finance Authority, Water & Sewer System Revenue, Series F, Subseries F-2, (SPA: Bayerische Landesbank), 2.75% due 6/15/35	6,925,000
	New York, NY, City Municipal Water Finance Authority, (SPA: J.P. Morgan Chase), (FGIC Insured):
4,740,000	2.65% due 6/15/22	4,740,000
500,000	2.65% due 6/15/23	500,000
4,770,000	Newport Beach, California, Hoag Memorial Presbyterian Hospital Revenue, (SPA: BankAmerica), 2.70% due 10/1/22	4,770,000
200,000	North Carolina Medical Care Commission, Hospital Revenue, ACES, Pooled Financing Projects, Series B, (LOC: Wachovia Bank), 2.68% due 10/1/13	200,000
	North Central, Texas, Health Facility Development Corp., (Presbyterian Medical Center), (SPA: J.P. Morgan Chase), (MBIA Insured):
1,700,000	2.73% due 12/1/15	1,700,000
275,000	2.73% due 12/1/15	275,000

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Tax-Exempt Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2005

Face Amount		Value
VARIABLE/FLOATING RATE NOTES[t][1] — (Continued)
	Daily Variable/Floating Rate Notes — (Continued)
$1,800,000	Orange County, California, Sanitation District Partnership, Series B, Refunding, (SPA: Credit Locale de France), 2.66% due 8/1/30	$1,800,000
9,500,000	Peninsula Ports Authority, Virginia, Revenue Refunding, Dominion Terminal Associates, Term PJ-C, (LOC: Citibank NA), 2.73% due 7/1/16	9,500,000
2,135,000	Sublette County, Wyoming, Pollution Control Revenue, Exxon Corp. Project, 2.62% due 11/1/14	2,135,000
5,700,000	Uinta County, Wyoming, Pollution Control Revenue, Chevron USA Project, Refunding, 2.72% due 8/15/20	5,700,000
4,700,000	Union County, New Jersey, Pollution Control Financing Authority, Revenue Refunding, Exxon Corp. Project, 2.52% due 10/1/24	4,700,000
13,130,000	University of North Carolina at Chapel Hill, Hospital Revenue, UPDATES, Series A, (SPA: Landesbank Hessen-Thuer), 2.73% due 2/15/31	13,130,000
6,600,000	Valdez, Alaska, Marine Ternminal Revenue, ExxonMobil Pipeline Co, Project, 2.73% due 12/1/29	6,600,000
9,100,000	Washington State Health Care Facilities, (Virginia Mason Medical Center), (SPA: Credit Suisse First Boston), (MBIA Insured), 2.73% due 2/15/27	9,100,000
	Total Daily Variable/Floating Rate Notes (Cost $320,198,000)	320,198,000
	Weekly Variable/Floating Rate Notes — 39.5%
3,200,000	Alabama State Special Care Facilities Financing Authority, Montgomery Hospital Revenue, (SPA: FGIC), 2.63% due 4/1/15	3,200,000
5,605,000	Bexar County, Texas, Housing Finance Corp., Multi Family Housing Revenue, Aamha LLC Project, (Credit Support: FNMA), 2.70% due 12/15/25	5,605,000
7,365,000	Burke County, Georgia, Development Authority, Pollution Control Revenue, Oglethorpe Power Corp., Series A, (SPA: Credit Local de France), (FGIC Insured), 2.70% due 1/1/19	7,365,000

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Tax-Exempt Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2005

Face Amount		Value
VARIABLE/FLOATING RATE NOTES[t][1] — (Continued)
	Weekly Variable/Floating Rate Notes — (Continued)
$3,120,000	Charlotte, North Carolina, Airport Revenue Refunding, Series A, (SPA: J.P. Morgan Chase), (MBIA Insured), 2.68% due 7/1/16	$3,120,000
2,955,000	Chicago, Illinois, O'Hare International Airport Revenue, General Airport 2nd Lien, Series B, (LOC: Societe Generale), 2.63% due 1/1/15	2,955,000
	Clayton County, Georgia, Housing Authority, Multi Family Housing Revenue Refunding, Huntington Woods Apartment Project, Series A, (SPA: Societe Generale), (FSA Insured):
1,355,000	2.69% due 1/1/21	1,355,000
1,000,000	2.69% due 1/1/21	1,000,000
1,100,000	2.69% due 1/1/21	1,100,000
2,335,000	2.69% due 1/1/21	2,335,000
1,400,000	Colton, California, Redevelopment Agency, Multi Family Revenue, Series A, (LOC: Coast Federal Bank & Federal Home Loan Bank), 2.53% due 5/1/10	1,400,000
10,100,000	Connecticut State Health & Educational Facilities Authority, (Yale University), 2.60% due 7/1/29	10,100,000
8,300,000	Connecticut State, General Obligations, Series B, (SPA: Bayerische Landesbank), 2.67% due 5/15/14	8,300,000
1,600,000	Dauphin County, Pennsylvania, General Authority, School District Pooled Financing Program II, (SPA: Bank of Nova Scotia), (AMBAC Insured), 2.73% due 9/1/32	1,600,000
1,000,000	Delaware River & Bay Authority, Revenue, Series B, (SPA: Credit Locale de France), (AMBAC Insured), 2.66% due 1/1/30	1,000,000
1,900,000	Durham, North Carolina, Public Improvement, (SPA: Wachovia Bank), 2.71% due 2/1/13	1,900,000
6,900,000	Emmaus, Pennsylvania, General Authority Revenue, (SPA: Wachovia Bank), (FSA Insured), 2.70% due 12/1/28	6,900,000
	Fairfax County, Virginia, Industrial Development Authority Revenue, Fairfax Hospital, Series A:
3,000,000	2.63% due 10/1/25	3,000,000
600,000	2.64% due 10/1/25	600,000
4,300,000	Florida State Housing Finance Agency, Multi Family Housing Revenue, Series A, (LOC: FHLMC), 2.58% due 2/1/08	4,300,000

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Tax-Exempt Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2005

Face Amount		Value
VARIABLE/FLOATING RATE NOTES[t][1] — (Continued)
	Weekly Variable/Floating Rate Notes — (Continued)
$2,400,000	Hamilton County, Ohio, Hospital Facilities Revenue, Health Alliance of Greater Cincinnati, Series E, (SPA: Credit Suisse First Boston), (MBIA Insured), 2.60% due 1/1/18	$2,400,000
2,400,000	Illinois Health Facilities Authority, Revenue, Decatur Memorial Hospital Project, Series A, (SPA: Northern Trust Company), (MBIA Insured), 2.70% due 11/15/24	2,400,000
16,700,000	Illinois State Housing Development Authority, Housing Revenue, Illinois Center Apartments, GTY AGMT-Metropolitan Life, (FHLMC Insured), 2.63% due 1/1/08	16,700,000
2,100,000	Iowa Higher Education Loan, (SPA: J.P. Morgan Chase), (MBIA Insured), 2.73% due 12/1/15	2,100,000
1,355,000	Kentucky State, Area Development Districts Revenue, Ewing Project, (LOC: Wachovia Bank), 2.80% due 6/1/33	1,355,000
666,000	Kern Water Bank Authority Revenue, Series A, (LOC: Wells Fargo Bank), 2.66% due 7/1/28	666,000
8,000,000	Lisle County, Illinois, Multi Family Housing Revenue Refunding, Four Lakes Projects Phase V, (FNMA Insured), 2.70% due 9/15/26	8,000,000
7,500,000	Long Island, New York Electric System Revenue, Power Authority, Series 7, Subseries 7-A, (SPA: Credit Suisse First Boston), (MBIA Insured), 2.61% due 4/1/25	7,500,000
1,100,000	Los Angeles County, California, Pension Obligation, Refunding, Series C, (SPA: Bank of Nova Scotia), (AMBAC Insured), 2.64% due 6/30/07	1,100,000
114,936	Los Angeles, California, Multi Family Housing Revenue, Series K, (LOC: FHLB), 2.68% due 7/1/10	114,936
2,190,000	Louisiana State, Public Facilities Authority, Revenue, College & University Equipment & Capital, Series A, (SPA: Societe Generale), (FGIC Insured), 2.78% due 9/1/10	2,190,000
10,700,000	Massachusetts State Health & Educational Facilities Authority Revenue, Amherst College Project, Series F, 2.60% due 11/1/26	10,700,000

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Tax-Exempt Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2005

Face Amount		Value
VARIABLE/FLOATING RATE NOTES[t][1] — (Continued)
	Weekly Variable/Floating Rate Notes — (Continued)
$5,000,000	Massachusetts State Health & Educational Facilities Authority Revenue, Boston University Project, Series H, (SPA: State Street Bank & Trust Co.), 2.63% due 12/1/15	$5,000,000
700,000	Massachusetts State Housing Finance Agency, Revenue Refunding, Multi Family Housing Project, Series A, (FNMA Collateral Agreement), 2.68% due 1/15/10	700,000
9,100,000	Massachusetts State Water Resources Authority, General Obligations, Series B, (LOC: Landesbank Hessen-Thuer), 2.63% due 8/1/28	9,100,000
5,400,000	Mecklenburg County, North Carolina, Series C, (LOC: Wachovia Bank), 2.68% due 2/1/18	5,400,000
5,000,000	Moffat County, CO, Pollution Control, (Natural Rural Utility Cooperative), (SPA: J.P. Morgan Chase), (AMBAC Insured), 2.83% due 7/1/10	5,000,000
9,900,000	New Jersey State Turnpike Authority Revenue, Series D, (LOC: Societe Generale), (FGIC Insured), 2.66% due 1/1/18	9,900,000
1,850,000	New York City, New York, Transitional Finance Authority Revenue, Recovery, Series 3, Subseries 3-C, (SPA: Credit Local de France), 2.66% due 11/1/22	1,850,000
8,200,000	New York City, New York, Transitional Finance Authority Revenue, Recovery, Series 3, Subseries 3-D, (SPA: Credit Local de France), 2.66% due 11/1/22	8,200,000
10,600,000	New York State Local Government Assistance Corp., Series B, (LOC: Westdeutsche Landesbank 50% & Bayerische Landesbank 50%), 2.59% due 4/1/23	10,600,000
7,600,000	New York, NY, City Transitional Finance Authority Revenue, Future Tax Secured, Series A-1, (SPA: Commerzbank), 2.75% due 11/15/28	7,600,000
	Ohio State, University General Receipts, Series B:
300,000	2.66% due 12/1/07	300,000
10,350,000	2.58% due 12/1/19	10,350,000
3,800,000	2.58% due 12/1/29	3,800,000

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Tax-Exempt Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2005

Face Amount		Value
VARIABLE/FLOATING RATE NOTES[t][1] — (Continued)
	Weekly Variable/Floating Rate Notes — (Continued)
$1,839,000	Roseville, Minnesota, Commercial Development Revenue, Berger Transfer & Storage Project, Series F, (LOC: Wells Fargo Bank), 2.65% due 12/1/15	$1,839,000
4,200,000	Tulsa, Oklahoma, Industrial Authority Revenue Refunding, University of Tulsa, Series B, (SPA: Credit Local de France), (MBIA Insured), 2.78% due 10/1/26	4,200,000
11,500,000	Washington State, (SPA: Landesbank Hessen-Thuer), 2.60% due 6/1/20	11,500,000
	Total Weekly Variable/Floating Rate Notes (Cost $217,699,936)	217,699,936
	TOTAL VARIABLE/FLOATING RATE NOTES (Cost $537,897,936)	537,897,936
FIXED RATE NOTES — 2.4%
5,000,000	Newton, MA Bond Anticipation Notes: 3.75% due 3/15/06	5,016,371
8,500,000	Philadelphia, Pennsylvannia, Tax & Revenue Anticipation Notes: 4.00% due 6/30/06	8,567,216
	TOTAL FIXED RATE NOTES (Cost $13,583,587)	13,583,587

TOTAL INVESTMENTS (Cost $551,481,523)[2]	99.9%	$551,481,523
OTHER ASSETS IN EXCESS OF LIABILITIES	0.1	282,319
NET ASSETS	100.0%	$551,763,842

t  Percentages indicated are based on net assets.

1  Demand Security; payable upon demand by the Fund with usually no more than thirty (30) calendar day's notice. The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflect the next interest rate reset date or, when applicable, the final maturity date.

2  Aggregate cost for federal tax purposes was $551,481,523.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Tax-Exempt Cash Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2005

Abbreviations:

ACES — Adjustable Convertible Extendable Securities

AMBAC — American Municipal Bond Assurance Corporation

DATES — Daily Adjustable Tax-Exempt Securities

FGIC — Financial Guaranty Insurance Corporation

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FSA — Financial Security Assurance

LOC — Letter of Credit

MBIA — Municipal Bond Investors Assurance

SPA — Stand-By Purchase Agreement

UPDATES — Unit Price Demand Adjustable Tax-Exempt Securities

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Tax-Exempt Cash Portfolio
COUPON TYPE

On October 31, 2005, coupon type of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
COUPON TYPE:
Variable/Floating Rate Notes	97.5%	$537,897,936
Fixed Rate Notes	2.4	13,583,587
TOTAL INVESTMENTS	99.9%	$551,481,523

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Core Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2005

Face Amount		Value
AGENCY NOTES[t] — 18.3%
	Federal Home Loan Bank — 7.5%
$10,000,000	3.625% due 1/15/08	$9,786,480
5,000,000	3.875% due 8/22/08	4,893,670
		14,680,150
	Federal Home Loan Mortgage Corporation — 10.8%
5,000,000	3.75% due 4/15/07	4,941,490
2,000,000	4.00% due 12/15/09	1,945,272
2,000,000	6.875% due 9/15/10	2,179,840
6,000,000	4.50% due 1/15/14	5,838,882
6,000,000	5.00% due 7/15/14[1]	6,026,814
		20,932,298
	TOTAL AGENCY NOTES (Cost $36,275,126)	35,612,448
MORTGAGE-BACKED SECURITIES[2] — 28.7%
	Federal Home Loan Mortgage Corporation — 3.5%
7,041	# 555359, 6.50% due 4/1/08	7,123
2,308,448	# C00742, 6.50% due 4/1/29	2,374,631
133,159	# D78677, 8.00% due 3/1/27	142,144
131,038	# D84894, 8.00% due 12/1/27	139,883
27,068	# G00807, 9.50% due 3/1/21	28,778
98,326	# G10753, 6.50% due 9/1/09	99,944
4,050,000	TBA, 5.00% due 11/1/20[3]	3,994,313
		6,786,816
	Federal National Mortgage Association — 24.4%
15,376	# 125275, 7.00% due 3/1/24	16,124
63,242	# 252806, 7.50% due 10/1/29	66,828
2,257,349	# 254685, 5.00% due 4/1/18	2,228,354
592,938	# 255159, 5.50% due 3/1/19	597,118
101,075	# 313795, 9.50% due 1/1/25	112,427
29,985	# 313796, 9.50% due 2/1/21	32,794
126,221	# 313815, 6.50% due 1/1/11	129,139
392,759	# 373328, 8.00% due 3/1/27	420,021
301,731	# 390895, 8.00% due 6/1/27	322,675
131,639	# 395715, 8.00% due 8/1/27	140,776
764,761	# 397602, 8.00% due 8/1/27	817,845
33,663	# 405845, 8.00% due 11/1/27	35,999
142,224	# 481401, 6.50% due 12/1/28	146,536
18,211	# 499335, 6.50% due 8/1/29	18,757
5,899	# 523497, 7.50% due 11/1/29	6,234

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Core Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2005

Face Amount		Value
MORTGAGE-BACKED SECURITIES[2] — (Continued)
	Federal National Mortgage Association — (Continued)
$157,664	# 535729, 6.50% due 2/1/16	$162,880
168,382	# 535962, 6.50% due 5/1/16	173,894
282,071	# 555016, 6.50% due 10/1/17	291,305
24,555	# 588945, 7.00% due 6/1/31	25,687
100,189	# 595134, 6.50% due 7/1/16	103,468
479,132	# 596498, 6.00% due 7/1/16	490,264
545,909	# 607862, 7.00% due 9/1/31	571,089
75,299	# 608777, 6.50% due 10/1/16	77,764
236,068	# 624571, 7.00% due 3/1/32	246,883
882,279	# 625990, 5.50% due 12/1/16	888,888
162,955	# 643340, 6.50% due 3/1/17	168,302
85,181	# 656872, 6.50% due 8/1/32	87,558
2,010,265	# 686230, 5.50% due 2/1/18	2,024,438
144,320	# 687575, 7.00% due 2/1/33	150,884
2,121,751	# 740449, 5.50% due 9/1/18	2,136,710
1,687,819	# 768557, 5.50% due 2/1/19	1,699,719
5,943,415	# 789856, 6.00% due 8/1/34	5,995,905
1,735,435	# 820811, 6.00% due 4/1/35	1,750,813
15,070,000	TBA, 5.50% due 11/1/20[3]	15,168,889
3,220,000	TBA, 6.00% due 11/1/20[3]	3,292,450
2,000,000	TBA, 6.50% due 11/1/35[3]	2,052,500
5,000,000	TBA, 5.00% due 11/1/35[3]	4,810,940
		47,462,857
	Government National Mortgage Association — 0.8%
128,757	# 460389, 7.00% due 5/15/28	135,495
57,737	# 464049, 7.00% due 7/15/28	60,758
62,677	# 476259, 7.00% due 8/15/28	65,957
93,860	# 485264, 7.50% due 2/15/31	99,396
28,680	# 496632, 7.00% due 12/15/28	30,180
13,372	# 530571, 7.50% due 2/15/31	14,161
218,428	# 539971, 7.00% due 1/15/31	229,635
23,324	# 556417, 7.00% due 6/15/31	24,521
22,252	# 557379, 7.00% due 5/15/31	23,393
120,581	# 559304, 7.00% due 9/15/31	126,768
137,236	# 570289, 7.00% due 1/15/32	144,264
37,256	# 571365, 7.00% due 12/15/31	39,168
630,142	# 574687, 6.00% due 4/15/34	641,677
		1,635,373
	TOTAL MORTGAGE-BACKED SECURITIES (Cost $56,312,775)	55,885,046

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Core Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2005

Face Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.6%
$802,885	Credit-Based Asset Servicing, 6.50% due 9/25/26	$823,441
722,087	Federal National Mortgage Association Series, 1993-135 (IO) 6.50% due 7/25/08	29,039
387,720	Washington Mutual Mortgage Securities Corp., Series 2003-MS9 - Class 1P (PO), 0.00% due 11/1/18	333,207
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,144,653)	1,185,687
CORPORATE NOTES — 24.2%
5,000,000	American General Finance, 4.50% due 11/15/07	4,963,635
5,000,000	Citigroup, Inc., 7.25% due 10/1/10	5,474,740
5,000,000	General Electric Capital Corp., 5.875% due 2/15/12	5,222,715
6,000,000	Goldman Sachs Group, Inc. 5.125% due 1/15/15[1]	5,851,974
5,000,000	IBM Corp., 4.75% due 11/29/12	4,936,890
5,000,000	JP Morgan Chase & Co., 3.50% due 3/15/09	4,777,535
3,000,000	Procter & Gamble Co. (The), 4.75% due 6/15/07	3,005,049
4,000,000	Procter & Gamble Co. (The), 4.85% due 12/15/15	3,933,152
5,000,000	Wal-Mart Stores, Inc., 4.55% due 5/1/13	4,847,145
4,000,000	Wells Fargo Bank, 6.45% due 2/1/11	4,255,024
	TOTAL CORPORATE NOTES (Cost $47,123,790)	47,267,859
US TREASURY NOTES/BONDS — 24.7%
8,553,360	U.S. Inflation Index Treasury Bond (TIPS), 1.875% due 7/15/13[4]	8,506,915
10,900,000	U.S. Treasury Bond, 6.125% due 8/15/29[4]	12,919,901
1,000,000	U.S. Treasury Bond, 5.375% due 2/15/31[1]	1,090,625
6,000,000	U.S. Treasury Note 3.125% due 1/31/07[1,4]	5,907,888
8,000,000	U.S. Treasury Note 3.50% due 12/15/09	7,713,128
1,000,000	U.S. Treasury Note, 4.375% due 5/15/07[1]	999,883
9,000,000	U.S. Treasury Note, 4.875% due 2/15/12[1,4]	9,178,947
2,000,000	U.S. Treasury Note, 4.00% due 11/15/12	1,938,282
	TOTAL US TREASURY NOTES/BONDS (Cost $47,122,952)	48,255,569
REPURCHASE AGREEMENTS — 17.8%
80,470	With Investors Bank & Trust Co., dated 10/31/05, 3.82%, principal and interest in the amount of $80,479, due 11/01/05, (collateralized by FNMA #303705 with a par value of $80,991, coupon rate of 6.50%, due 07/01/14, market value of $84,493)	80,470

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Core Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2005

Face Amount		Value
REPURCHASE AGREEMENTS — (Continued)
$34,600,000	With Merrill Lynch & Co., Inc., dated 10/31/05, 3.97%, principal and interest in the amount of $34,603,816, due 11/01/05, (collateralized by FN #735475 with a par value of $34,957,253, coupon rate of 4.36%, due 03/01/38, market value of $35,306,826)	$34,600,000
	TOTAL REPURCHASE AGREEMENTS (Cost $34,680,470)	34,680,470
INVESTMENTS OF SECURITY LENDING COLLATERAL — 12.3%
5,488,379	American Beacon Funds, Money Market Fund	5,488,379
1,712,772	Canadian Imperial Bank, Certificate of Deposit, 4.072%, due 11/4/05	1,712,772
1,568,108	Fortis Bank, Eurodollar Time Deposit, 3.85%, due 11/3/05	1,568,108
1,724,919	Goldman Sachs Group Inc., Promissory Note, 4.02%, due 12/28/05	1,724,919
1,568,108	Lexington Parker Capital Corp., Commercial Paper, 3.952%, due 11/16/05	1,568,108
5,488,379	Merrill Lynch & Co., Inc., Repurchase Agreement, 4.053%, due 11/1/05	5,488,379
1,568,108	Skandinaviska Enskilda Banken AB (SEB), Eurodollar Term, 3.95%, due 11/21/05	1,568,108
3,286,969	Svenska Handlesbanken, Eurodollar Overnight, 4.031%, due 11/1/05	3,286,969
1,568,108	Wells Fargo, Eurodollar Time Deposit, 4.01%, due 12/12/05	1,568,108
	TOTAL INVESTMENTS OF SECURITY LENDING COLLATERAL (Cost $23,973,850)	23,973,850

TOTAL INVESTMENTS (Cost $246,633,616)[5]	126.6%	$246,860,929
LIABILITIES IN EXCESS OF OTHER ASSETS	(26.6)	(51,865,426)
NET ASSETS	100.0%	$194,995,503

t  Percentages indicated are based on net assets.

1  Securities or partial securities on loan. See Note 5.

2  Represents current face amount at October 31, 2005.

3  When-issued security.

4  All or a portion of security segregated as collateral for when-issued securities.

5  Aggregate cost for federal tax purposes was $246,633,616.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Core Fixed Income Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2005

Abbreviations:

FHLMC — Federal Home Loan Mortgage Corporation

FN — Federal National Mortgage Association

FNMA — Federal National Mortgage Association

IO — Interest Only

PO — Principal Only

TBA — To be announced

TIPS — Treasury Inflation Protected Security

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Core Fixed Income Portfolio
SECTOR DIVERSIFICATION

On October 31, 2005, sector diversification of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
SECTOR:
US Treasury	24.7%	$48,255,569
Federal National Mortgage Association	24.4	47,462,857
Corporate	24.2	47,267,859
Federal Home Loan Mortgage Corporation	14.3	27,719,114
Federal Home Loan Bank	7.5	14,680,150
Government National Mortgage Association	0.8	1,635,373
Collateralized Mortgage Obligations	0.6	1,185,687
TOTAL	96.5%	$188,206,609
REPURCHASE AGREEMENTS	17.8	34,680,470
INVESTMENTS OF SECURITY LENDING COLLATERAL	12.3	23,973,850
TOTAL INVESTMENTS	126.6%	$246,860,929

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Strategic Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2005

Shares		Value
COMMON STOCKS[t]— 99.7%
	Aerospace & Defense — 4.4%
30,725	Boeing Co.	$1,986,064
30,290	United Technologies Corp.	1,553,271
		3,539,335
	Air Freight & Logistics — 0.5%
5,400	United Parcel Service, Inc. - Class B	393,876
	Biotechnology — 1.4%
15,000	Amgen, Inc.[1]	1,136,400
	Building Products — 1.7%
48,800	Masco Corp.	1,390,800
	Capital Markets — 6.6%
15,575	Goldman Sachs Capital, Inc.	1,968,213
10,675	Lehman Brothers Holdings, Inc.	1,277,477
25,000	Merrill Lynch & Co., Inc.	1,618,500
10,000	Nuveen Investments, Inc. - Class A	404,700
		5,268,890
	Commercial Banks — 1.4%
42,500	North Fork Bancorporation, Inc.	1,076,950
	Communications Equipment — 1.0%
45,875	Cisco Systems, Inc.[1]	800,519
	Computers & Peripherals — 5.7%
15,000	Apple Computer, Inc.[1]	863,850
107,800	EMC Corp.[1]	1,504,888
38,000	Hewlett-Packard Co.	1,065,520
14,145	International Business Machines Corp.	1,158,193
		4,592,451
	Consumer Finance — 0.6%
18,700	MBNA Corp.	478,159
	Diversified Financial Services — 2.3%
39,505	Citigroup, Inc.	1,808,539
	Energy Equipment & Services — 3.6%
41,400	BJ Services Co.[2]	1,438,650
23,325	Weatherford International, Ltd.[1]	1,460,145
		2,898,795
	Food & Staples Retailing — 1.2%
40,000	CVS Corp.	976,400

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Strategic Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2005

Shares		Value
COMMON STOCKS[t] — (Continued)
	Food Products — 3.3%
20,050	Hershey Co. (The)	$1,139,441
34,400	Kellogg Co.	1,519,448
		2,658,889
	Health Care Equipment & Supplies — 3.6%
33,975	Medtronic, Inc.[2]	1,925,023
20,400	Varian Medical Systems, Inc.[1,2]	929,424
		2,854,447
	Health Care Providers & Services — 5.4%
37,400	Quest Diagnostics, Inc.	1,746,954
21,150	UnitedHealth Group, Inc.	1,224,373
17,550	WellPoint, Inc.[1]	1,310,634
		4,281,961
	Hotels Restaurants & Leisure — 2.5%
39,525	Yum! Brands, Inc.	2,010,637
	Household Durables — 1.6%
10,000	Lennar Corp. - Class A	555,800
19,350	Pulte Homes, Inc.[2]	731,236
		1,287,036
	Household Products — 7.1%
52,550	Church & Dwight, Inc.[2]	1,841,877
34,000	Colgate-Palmolive Co.	1,800,640
35,636	Procter & Gamble Co. (The)	1,995,260
		5,637,777
	Industrial Conglomerates — 3.3%
19,775	3M Co.	1,502,504
33,325	General Electric Co.	1,130,051
		2,632,555
	Insurance — 5.0%
16,250	Everest Re Group, Ltd.	1,616,063
15,700	Hartford Financial Services Group, Inc.	1,252,075
20,000	MBIA, Inc.[2]	1,164,800
		4,032,938
	IT Services — 1.6%
47,775	Accenture, Ltd. - Class A	1,256,960

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Strategic Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2005

Shares		Value
COMMON STOCKS[t] — (Continued)
	Machinery — 3.4%
18,650	Eaton Corp.	$1,097,180
19,000	Illinois Tool Works, Inc.[2]	1,610,440
		2,707,620
	Media — 1.5%
50,125	Disney (Walt) Co.	1,221,546
	Oil Gas & Consumable Fuels — 6.1%
43,200	ConocoPhillips	2,824,416
36,695	Exxon Mobil Corp.	2,060,057
		4,884,473
	Pharmaceuticals — 6.1%
34,700	Abbott Laboratories	1,493,835
30,095	Johnson & Johnson	1,884,549
33,000	Wyeth	1,470,480
		4,848,864
	Semiconductors & Semiconductor Equipment — 3.8%
57,825	Altera Corp.[1,2]	962,786
43,900	Intel Corp.	1,031,650
45,525	National Semiconductor Corp.	1,030,231
		3,024,667
	Software — 6.3%
34,050	Adobe Systems, Inc.[2]	1,098,113
41,775	Microsoft Corp.	1,073,618
116,900	Oracle Corp.[1]	1,482,292
59,200	Symantec Corp.[1]	1,411,920
		5,065,943
	Speciality Retail — 2.3%
44,700	Home Depot, Inc.	1,834,488
	Textiles Apparel & Luxury Goods — 2.4%
22,500	Nike, Inc. - Class B	1,891,125
	Thrifts & Mortgage Finance — 2.1%
52,875	Countrywide Financial Corp.	1,679,839
	Wireless Telecommunication Services — 1.9%
63,470	Sprint Nextel Corp.	1,479,486
	TOTAL COMMON STOCKS (Cost $68,713,444)	79,652,365

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Strategic Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2005

Face Amount		Value
REPURCHASE AGREEMENT — 0.3%
$254,119	With Investors Bank & Trust Co., dated 10/31/05, 3.82%, principal and interest in the amount of $254,146 due 11/1/05, (collateralized by FNMA, with a par value of $266,626, coupon rate of 3.53%, due 06/25/23, market value of $266,825)	$254,119
	TOTAL REPURCHASE AGREEMENT (Cost $254,119)	254,119
INVESTMENTS OF SECURITY LENDING COLLATERAL — 11.0%
2,016,065	American Beacon Funds, Money Market Fund	2,016,065
629,158	Canadian Imperial Bank, Certificate of Deposit, 4.072%, due 11/4/05	629,158
576,019	Fortis Bank, Eurodollar Time Deposit, 3.85%, due 11/3/05	576,019
633,620	Goldman Sachs Group Inc., Promissory Note, 4.02%, due 12/28/05	633,620
576,018	Lexington Parker Capital Corp., Commercial Paper, 3.952%, due 11/16/05	576,018
2,016,065	Merrill Lynch & Co., Inc., Repurchase Agreement, 4.053%, due 11/1/05	2,016,065
576,018	Skandinaviska Enskilda Banken AB (SEB), Eurodollar Term, 3.95%, due 11/21/05	576,018
1,207,413	Svenska Handlesbanken, Eurodollar Overnight, 4.031%, due 11/1/05	1,207,413
576,018	Wells Fargo, Eurodollar Time Deposit, 4.01%, due 12/12/05	576,018
	TOTAL INVESTMENTS OF SECURITY LENDING COLLATERAL (Cost $8,806,394)	8,806,394

TOTAL INVESTMENTS (Cost $77,773,957)[3]	111.0%	$88,712,878
LIABILITIES IN EXCESS OF OTHER ASSETS	(11.0)	(8,807,615)
NET ASSETS	100.0%	$79,905,263

t  Percentages indicated are based on net assets.

1  Non-income producing security.

2  Securities or partial securities on loan. See Note 5.

3  Aggregate cost for federal tax purposes was $77,813,895.

Abbreviation:

FNMA — Federal National Mortgage Association

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Strategic Equity Portfolio
INDUSTRY DIVERSIFICATION

On October 31, 2005, industry diversification of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
INDUSTRIES:
Household Products	7.1%	$5,637,777
Capital Markets	6.6	5,268,890
Software	6.3	5,065,943
Oil Gas & Consumable Fuels	6.1	4,884,473
Pharmaceuticals	6.1	4,848,864
Computers & Peripherals	5.7	4,592,451
Health Care Providers & Services	5.4	4,281,961
Insurance	5.0	4,032,938
Aerospace & Defense	4.4	3,539,335
Semiconductors & Semiconductor Equipment	3.8	3,024,667
Energy Equipment & Services	3.6	2,898,795
Health Care Equipment & Supplies	3.6	2,854,447
Machinery	3.4	2,707,620
Food Products	3.3	2,658,889
Industrial Conglomerates	3.3	2,632,555
Hotels Restaurants & Leisure	2.5	2,010,637
Textiles Apparel & Luxury Goods	2.4	1,891,125
Speciality Retail	2.3	1,834,488
Diversified Financial Services	2.3	1,808,539
Thrifts & Mortgage Finance	2.1	1,679,839
Wireless Telecommunication Services	1.9	1,479,486
Building Products	1.7	1,390,800
Household Durables	1.6	1,287,036
IT Services	1.6	1,256,960
Media	1.5	1,221,546
Biotechnology	1.4	1,136,400
Commercial Banks	1.4	1,076,950
Food & Staples Retailing	1.2	976,400
Communications Equipment	1.0	800,519
Consumer Finance	0.6	478,159
Air Freight & Logistics	0.5	393,876
TOTAL COMMON STOCKS	99.7%	$79,652,365
REPURCHASE AGREEMENT	0.3	254,119
INVESTMENTS OF SECURITY LENDING COLLATERAL	11.0	8,806,394
TOTAL INVESTMENTS	111.0%	$88,712,878

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2005

Shares		Value
COMMON STOCKS[t] — 99.4%
	Aerospace & Defense — 0.8%
139,790	Innovative Solutions & Support, Inc.[1,2]	$1,997,599
	Apparel Retailers — 1.0%
56,804	Jos. A. Bank Clothiers, Inc.[1,2]	2,318,171
	Automotive — 0.7%
96,080	Wabash National Corp.	1,768,833
	Banking — 2.4%
30,640	Corus Bankshares, Inc.[2]	1,682,136
46,105	Frontier Financial Corp.	1,486,425
72,040	Pacific Capital Bancorp	2,598,483
		5,767,044
	Basic Industry — 3.1%
56,840	AptarGroup, Inc.	2,909,640
56,771	Georgia Gulf Corp.	1,652,036
56,820	Mettler-Toledo International, Inc.[1]	2,931,912
		7,493,588
	Beverages, Food & Tobacco — 1.1%
48,070	J & J Snack Foods Corp.	2,711,629
	Biotechnology — 1.6%
89,630	SFBC International, Inc.[1,2]	3,821,823
	Chemicals — 2.3%
69,850	Cytec Industries, Inc.	2,884,805
50,210	FMC Corp.[1]	2,733,432
		5,618,237
	Commercial Services — 5.6%
89,620	Gevity HR, Inc.	2,306,819
69,860	Global Payments, Inc.	2,993,501
152,940	Korn/Ferry International[1]	2,633,627
131,080	Labor Ready, Inc.[1]	3,060,718
74,240	Steiner Leisure, Ltd.[1]	2,530,842
		13,525,507
	Computer Software & Processing — 3.5%
109,140	Digital Insight Corp.[1]	3,255,646
74,248	F5 Networks, Inc.[1]	3,863,123
43,730	SafeNet, Inc.[1]	1,450,524
		8,569,293

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2005

Shares		Value
COMMON STOCKS[t] — (Continued)
	Computers & Information — 3.3%
144,140	Emulex Corp.[1,2]	$2,668,031
80,830	Global Imaging Systems, Inc.[1,2]	2,878,356
126,720	NETGEAR, Inc.[1,2]	2,477,376
		8,023,763
	Cosmetics & Personal Care — 0.6%
72,090	Elizabeth Arden, Inc.[1]	1,562,190
	Education — 0.9%
52,430	Bright Horizons Family Solution, Inc.[1,2]	2,095,627
	Electronics — 4.4%
76,520	Cymer, Inc.[1,2]	2,666,722
87,390	Synaptics, Inc.[1,2]	2,030,070
67,716	Trimble Navigation, Ltd.[1]	1,954,961
98,290	WESCO International, Inc.[1]	3,907,027
		10,558,780
	Energy — 1.8%
41,570	Houston Exploration Co. (The)[1]	2,142,933
48,060	Oceaneering International, Inc.[1]	2,312,647
		4,455,580
	Entertainment & Leisure — 1.1%
52,420	Avid Technology, Inc.[1,2]	2,580,637
	Financial Services — 3.3%
34,925	Affiliated Managers Group, Inc.[1,2]	2,680,494
52,440	FirstFed Financial Corp.[1,2]	2,805,016
87,382	Independent Bank Corp.	2,498,251
		7,983,761
	Food Retailers — 1.5%
93,420	Pantry (The), Inc.[1]	3,614,420
	Health Care — 4.9%
54,630	Covance, Inc.[1]	2,657,750
52,430	Kensey Nash Corp.[1,2]	1,202,220
122,353	LCA-Vision, Inc.	5,140,050
48,060	Stericycle, Inc.[1,2]	2,766,334
		11,766,354
	Health Care Providers — 3.7%
90,460	Amedisys, Inc.[1,2]	3,456,477
32,760	Pediatrix Medical Group, Inc.[1]	2,524,486
113,640	VCA Antech, Inc.[1,2]	2,931,912
		8,912,875

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2005

Shares		Value
COMMON STOCKS[t] — (Continued)
	Heavy Machinery — 3.7%
124,530	AGCO Corp.[1,2]	$1,991,235
45,920	Middleby Corp. (The)[1,2]	3,329,200
65,580	Terex Corp.[1,2]	3,604,933
		8,925,368
	Industrial — 1.8%
89,850	Gardner Denver, Inc.[1]	4,366,710
	Insurance — 7.0%
74,240	AmerUs Group Co.	4,389,069
63,336	Arch Capital Group, Ltd.[1]	3,135,132
50,210	IPC Holdings, Ltd.	1,322,029
93,880	Scottish Re Group, Ltd.[2]	2,304,754
54,680	Selective Insurance Group, Inc.[2]	3,002,479
30,630	Stancorp Financial Group, Inc.	2,821,023
		16,974,486
	Medical Supplies — 2.0%
248,972	HealthTronics, Inc.[1]	2,263,155
65,550	MTS Systems Corp.	2,619,378
		4,882,533
	Metals — 0.9%
100,490	Griffon Corp.[1,2]	2,210,780
	Oil & Gas — 5.0%
48,010	CAL Dive International, Inc.[1,2]	2,954,535
52,420	Holly Corp.	3,019,392
152,850	KCS Energy, Inc.[1,2]	3,686,742
67,700	Remington Oil & Gas Corp.[1]	2,369,500
		12,030,169
	Pharmaceuticals — 1.1%
185,720	First Horizon Pharmaceutical Corp.[1,2]	2,679,940
	Real Estate — 0.9%
43,700	Jones Lang Lasalle, Inc.	2,197,236
	REIT — 4.9%
106,990	BioMed Realty Trust, Inc.	2,675,820
284,000	Equity Inns, Inc.	3,703,360
93,890	LaSalle Hotel Properties	3,322,767
207,530	Winston Hotels, Inc.	2,139,634
		11,841,581

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2005

Shares		Value
COMMON STOCKS[t] — (Continued)
	Restaurants — 3.2%
109,190	California Pizza Kitchen, Inc.[1]	$3,495,172
137,660	CKE Restaurants, Inc.	1,751,035
78,710	RARE Hospitality International, Inc.[1]	2,405,378
		7,651,585
	Retailers — 6.0%
109,160	GameStop Corp. - Class A1,2	3,872,997
43,700	Guitar Center, Inc.[1]	2,277,207
126,750	Insight Enterprises, Inc.[1]	2,600,910
135,510	MarineMax, Inc.[1]	3,347,097
144,100	Marvel Entertainment Inc.[1,2]	2,536,160
		14,634,371
	Technology — 9.0%
76,470	ANSYS, Inc.[1]	2,849,272
74,242	Benchmark Electronics, Inc.[1]	2,085,458
39,310	CACI International, Inc. - Class A1	2,143,967
78,680	Digital River, Inc.[1]	2,203,827
113,640	Internet Security Systems, Inc.[1,2]	2,798,953
117,930	Manhattan Associates, Inc.[1]	2,619,225
190,020	Methode Electronics, Inc.	1,949,605
56,820	MICROS Systems, Inc.[1]	2,609,174
41,540	Websense, Inc.[1]	2,454,183
		21,713,664
	Technology Systems/Semi Conductors — 0.9%
56,780	Diodes, Inc.[1]	2,058,843
	Telephone Systems — 1.5%
172,575	Brightpoint, Inc.[1]	3,725,894
	Textiles, Clothing & Fabrics — 0.8%
76,200	Rocky Shoes & Boots, Inc.[1]	1,883,664
	Transportation — 0.9%
126,680	OMI Corp.[2]	2,290,374
	Trucking — 1.1%
96,112	Greenbrier Cos., Inc.	2,647,886
	Utilities — 1.1%
69,850	Energen Corp.	2,626,360
	TOTAL COMMON STOCKS (Cost $185,659,654)	240,487,155

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Small Cap Equity Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2005

Face Amount		Value
REPURCHASE AGREEMENT — 0.9%
$2,113,897	With Investors Bank & Trust Co., dated 10/31/05, 3.82%, principal and interest in the amount of $2,114,121, due 11/01/05, (collateralized by FN #794357 with a par value of $2,237,773, coupon rate of 5.50%, due 09/01/34, market value of $2,219,592)	$2,113,897
	TOTAL REPURCHASE AGREEMENT (Cost $2,113,897)	2,113,897
INVESTMENTS OF SECURITY LENDING COLLATERAL — 26.6%
14,733,279	American Beacon Funds, Money Market Fund	14,733,279
4,597,849	Canadian Imperial Bank, Certificate of Deposit, 4.072%, due 11/4/05	4,597,849
4,209,508	Fortis Bank, Eurodollar Time Deposit, 3.85%, due 11/3/05	4,209,508
4,630,459	Goldman Sachs Group, Inc., Promissory Note, 4.02%, due 12/28/05	4,630,459
4,209,508	Lexington Parker Capital, Commercial Paper, 3.952%, due 11/16/05	4,209,508
14,733,279	Merrill Lynch & Co., Inc., Repurchase Agreement, 4.053%, due 11/1/05	14,733,279
4,209,508	Skandinaviska Enskilda Banken AB, Eurodollar Time Deposit, 3.95%, due 11/21/05	4,209,508
8,823,702	Svenska Handlesbanken, Eurodollar Time Deposit, 4.031%, due 11/1/05	8,823,702
4,209,508	Wells Fargo, Eurodollar Time Deposit, 4.01%, due 12/12/05	4,209,508
	TOTAL INVESTMENTS OF SECURITY LENDING COLLATERAL (Cost $64,356,600)	64,356,600

TOTAL INVESTMENTS (Cost $252,130,151)[3]	126.9%	$306,957,652
LIABILITIES IN EXCESS OF OTHER ASSETS	(26.9)	(64,987,006)
NET ASSETS	100.0%	$241,970,646

t  Percentages indicated are based on net assets.

1  Non-income producing security.

2  Securities or partial securities on loan. See Note 5.

3  Aggregate cost for federal tax purposes was $252,253,312.

Abbreviations:

FN — Federal National Mortgage Association

REIT — Real Estate Investment Trust

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Small Cap Equity Portfolio
INDUSTRY DIVERSIFICATION

On October 31, 2005, industry diversification of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
INDUSTRIES:
Technology	9.0%	$21,713,664
Insurance	7.0	16,974,486
Retailers	6.0	14,634,371
Commercial Services	5.6	13,525,507
Oil & Gas	5.0	12,030,169
REIT	4.9	11,841,581
Health Care	4.9	11,766,354
Electronics	4.4	10,558,780
Heavy Machinery	3.7	8,925,368
Health Care Providers	3.7	8,912,875
Computer Software & Processing	3.5	8,569,293
Computers & Information	3.3	8,023,763
Financial Services	3.3	7,983,761
Restaurants	3.2	7,651,585
Basic Industry	3.1	7,493,588
Banking	2.4	5,767,044
Chemicals	2.3	5,618,237
Medical Supplies	2.0	4,882,533
Energy	1.8	4,455,580
Industrial	1.8	4,366,710
Biotechnology	1.6	3,821,823
Telephone Systems	1.5	3,725,894
Food Retailers	1.5	3,614,420
Beverages, Food & Tobacco	1.1	2,711,629
Pharmaceuticals	1.1	2,679,940
Trucking	1.1	2,647,886
Utilities	1.1	2,626,360
Entertainment & Leisure	1.1	2,580,637
Apparel Retailers	1.0	2,318,171
Transportation	0.9	2,290,374
Metals	0.9	2,210,780
Real Estate	0.9	2,197,236
Education	0.9	2,095,627
Technology Systems/Semi Conductors	0.9	2,058,843
Aerospace & Defense	0.8	1,997,599
Textiles, Clothing & Fabrics	0.8	1,883,664
Automotive	0.7	1,768,833
Cosmetics & Personal Care	0.6	1,562,190
TOTAL COMMON STOCKS	99.4%	$240,487,155
REPURCHASE AGREEMENT	0.9	2,113,897
INVESTMENTS OF SECURITY LENDING COLLATERAL	26.6	64,356,600
TOTAL INVESTMENTS	126.9%	$306,957,652

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap Value Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2005

Shares		Value
COMMON STOCKS[t] — 95.3%
	Aerospace & Defense — 2.8%
4,275	Boeing Co.	$276,336
13,700	Honeywell International, Inc.	468,540
		744,876
	Automotive — 2.2%
6,287	Toyota Motor Corp., Sponsored ADR	583,496
	Banking — 3.3%
10,300	Countrywide Financial Corp.	327,231
10,875	Wachovia Corp.	549,405
		876,636
	Beverages, Food & Tobacco — 4.7%
10,311	Altria Group, Inc.	773,841
6,025	Coca-Cola Co. (The)	257,749
6,613	Pilgrim's Pride Corp.	208,177
		1,239,767
	Building Materials — 0.9%
4,025	Lowe's Companies, Inc.	244,599
	Chemicals — 1.9%
11,025	Dow Chemical (The)	505,606
	Commercial Services — 1.3%
9,800	RR Donnelley & Sons Co.	343,196
	Computers & Information — 1.0%
3,150	International Business Machines Corp.	257,922
	Consumer Services — 1.3%
14,575	Disney (Walt) Co.	355,193
	Cosmetics & Personal Care — 2.1%
9,925	Procter & Gamble Co. (The)	555,701
	Electric Utilities — 2.8%
5,150	FirstEnergy Corp.	244,625
13,825	PG&E Corp.	502,953
		747,578
	Electronics — 3.0%
8,425	Amphenol Corp. - Class A	336,747
4,900	Canon, Inc. ADR	260,043
21,111	Flextronics International Ltd.[1,2]	196,121
		792,911
	Energy — 3.1%
14,824	Exxon Mobil Corp.	832,219

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap Value Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2005

Shares		Value
COMMON STOCKS[t] — (Continued)
	Financial Services — 16.4%
19,250	Bank of America Corp.	$841,995
21,233	Citigroup, Inc.	972,047
4,525	Goldman Sachs Capital, Inc.	571,824
12,051	J.P. Morgan Chase & Co.	441,308
12,650	MBNA Corp.	323,461
10,250	Merrill Lynch & Co., Inc.	663,585
9,800	Morgan Stanley	533,218
		4,347,438
	Health Care — 3.5%
7,800	Johnson & Johnson	488,436
9,300	Quest Diagnostics, Inc.	434,403
		922,839
	Health Care Providers — 1.0%
5,275	HCA, Inc.	254,202
	Heavy Machinery — 1.0%
7,275	Ingersoll-Rand Co. - Class A	274,922
	Insurance — 12.3%
6,150	Aetna, Inc.	544,645
13,811	American International Group, Inc.	894,953
7,400	Hartford Financial Services Group, Inc.	590,150
4,250	Loews Corp.	395,165
11,550	Prudential Financial, Inc.	840,725
		3,265,638
	Metals — 0.6%
5,175	BHP Billiton Ltd. ADR	160,684
	Oil & Gas — 10.1%
9,675	ConocoPhillips	632,552
3,875	Nabors Industries, Ltd.	265,941
7,288	Occidental Petroleum Corp.	574,877
3,775	Valero Energy Corp.	397,281
23,750	Williams Cos., Inc.	529,625
6,308	XTO Energy, Inc.	274,146
		2,674,422
	Pharmaceuticals — 3.6%
4,900	GlaxoSmithKline PLC ADR	254,751
20,350	Pfizer, Inc.	442,409
5,900	Wyeth	262,904
		960,064

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap Value Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2005

Shares		Value
COMMON STOCKS[t] — (Continued)
	Process Industries — 2.4%
18,839	General Electric Co.	$638,830
	REIT — 2.6%
6,778	General Growth Properties, Inc.	287,929
14,575	Host Marriott Corp.	244,714
5,025	Ventas, Inc.	153,916
		686,559
	Retailers — 2.4%
12,425	J.C. Penney Co., Inc. (Holding Co.)	636,160
	Technology — 1.1%
11,175	Microsoft Corp.	287,198
	Telecommunications — 1.5%
17,675	Motorola, Inc.	391,678
	Telephone — 3.3%
21,350	SBC Communications, Inc.	509,198
11,730	Verizon Communications, Inc.	369,612
		878,810
	Transportation — 1.2%
5,025	Burlington Northern Santa Fe Corp.	311,852
	Utilities — 1.9%
9,175	Constellation Energy Group, Inc.	502,790
	TOTAL COMMON STOCKS (Cost $21,718,827)	25,273,786
Face Amount
REPURCHASE AGREEMENT — 4.5%
$1,182,302	With Investors Bank & Trust Co., dated 10/31/05, 3.82%, principal and interest in the amount of $1,182,427 due 11/01/05, (collateralized by FN #783719 with a par value of $1,251,586, coupon rate of 5.500%, due 08/01/34, market value of $1,241,417)	1,182,302
	TOTAL REPURCHASE AGREEMENT (Cost $1,182,302)	1,182,302

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap Value Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2005

Face Amount		Value
INVESTMENTS OF SECURITY LENDING COLLATERAL — 0.8%
$46,842	American Beacon Funds, Money Market Fund	$46,842
14,619	Canadian Imperial Bank, Certificate of Deposit, 4.072%, due 11/4/05	14,619
13,383	Fortis Bank, Eurodollar Time Deposit, 3.85%, due 11/3/05	13,383
14,722	Goldman Sachs Group, Inc., Promissory Note, 4.02%, due 12/28/05	14,722
13,383	Lexington Parker Capital, Commercial Paper, 3.952%, due 11/16/05	13,383
46,842	Merrill Lynch & Co., Inc., Repurchase Agreement, 4.053%, due 11/1/05	46,842
13,383	Skandinaviska Enskilda Banken AB, Eurodollar Time Deposit, 3.95%, due 11/21/05	13,383
28,053	Svenska Handlesbanken, Eurodollar Time Deposit, 4.031%, due 11/1/05	28,053
13,383	Wells Fargo, Eurodollar Time Deposit, 4.01%, due 12/12/05	13,383
	TOTAL INVESTMENTS OF SECURITY LENDING COLLATERAL (Cost $204,610)	204,610

TOTAL INVESTMENTS (Cost $23,105,739)[3]	100.6%	$26,660,698
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.6)	(154,031)
NET ASSETS	100.0%	$26,506,667

t  Percentages indicated are based on net assets.

1  Non-income producing security.

2  Securities or partial securities on loan. See Note 5.

3  Aggregate cost for federal tax purposes was $23,228,361.

Abbreviations:

ADR — American Depositary Receipt

FN — Federal National Mortgage Association

REIT — Real Estate Investment Trust

SBA — Small Business Administration

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap Value Portfolio
INDUSTRY DIVERSIFICATION

On October 31, 2005, industry diversification of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
INDUSTRIES:
Financial Services	16.4%	$4,347,438
Insurance	12.3	3,265,638
Oil & Gas	10.1	2,674,422
Beverages, Food & Tobacco	4.7	1,239,767
Pharmaceuticals	3.6	960,064
Health Care	3.5	922,839
Telephone	3.3	878,810
Banking	3.3	876,636
Energy	3.1	832,219
Electronics	3.0	792,911
Electric Utilities	2.8	747,578
Aerospace & Defense	2.8	744,876
REIT	2.6	686,559
Process Industries	2.4	638,830
Retailers	2.4	636,160
Automotive	2.2	583,496
Cosmetics & Personal Care	2.1	555,701
Chemicals	1.9	505,606
Utilities	1.9	502,790
Telecommunications	1.5	391,678
Consumer Services	1.3	355,193
Commercial Services	1.3	343,196
Transportation	1.2	311,852
Technology	1.1	287,198
Heavy Machinery	1.0	274,922
Computers & Information	1.0	257,922
Health Care Providers	1.0	254,202
Building Materials	0.9	244,599
Metals	0.6	160,684
TOTAL COMMON STOCKS	95.3%	$25,273,786
REPURCHASE AGREEMENT	4.5	1,182,302
INVESTMENTS OF SECURITY LENDING COLLATERAL	0.8	204,610
TOTAL INVESTMENTS	100.6%	$26,660,698

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

International Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2005

Shares		Value
COMMON STOCKS[t] — 99.7%
	Japan — 25.2%
1,052,565	Ajinomoto Co., Inc.	$10,264,980
1,245,275	Asahi Glass Co., Ltd.	13,462,876
233,066	Canon, Inc.	12,335,992
2,056	East Japan Railway Co.	12,215,659
385,275	FamilyMart Co., Ltd.	11,462,152
635,242	JS Group Corp.	10,794,239
1,514,404	Kuraray Co., Ltd.	14,376,159
1,956,284	Mitsubishi Electric Corp.	11,728,167
2,630,867	Nippon Express Co., Ltd.	14,412,939
300,112	Sega Sammy Holdings, Inc.	10,799,059
1,939,817	Sumitomo Chemical Co., Ltd.	11,448,518
1,783,023	Sumitomo Trust & Banking Co., Ltd. (The)	15,179,467
211,668	Takeda Pharmaecutical Co., Ltd.	11,602,179
168,988	Takefuji Corp.	11,826,610
134,890	TDK Corp.	9,095,051
397,851	THK Co., Ltd.	8,978,803
316,584	Toyota Motor Corp.	14,680,151
		204,663,001
	United Kingdom — 15.4%
846,356	Aviva PLC	9,995,092
579,671	BOC Group PLC	11,427,966
1,337,972	BP Amoco PLC	14,821,869
1,406,099	Cattles PLC	6,809,558
2,352,574	Centrica PLC	9,944,211
2,821,974	Compass Group PLC	9,497,132
161,272	GlaxoSmithKline PLC	4,194,635
2,794,027	Misys PLC	10,145,130
439,452	Rio Tinto PLC	16,743,262
487,190	Royal Bank of Scotland Group PLC	13,491,291
6,696,938	Vodafone Group PLC	17,582,925
		124,653,071
	Germany — 12.8%
106,300	Allianz AG	15,039,393
165,883	BASF AG	11,963,105
258,736	Bayerische Motoren Werke AG	11,226,799
151,507	Continental AG	11,589,004
135,215	E.On AG	12,253,977
128,199	Henkel KGaA Preferred[2]	11,050,190
156,227	Metro AG	7,106,157
165,181	Schering AG	10,214,784
185,172	Siemens AG Reg.	13,793,068
		104,236,477

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

International Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2005

Shares		Value
COMMON STOCKS[t] — (Continued)
	France — 9.5%
145,641	Assurances Generales De France	$13,871,470
490,156	Axa	14,197,814
213,804	Compagnie de Saint-Gobain	11,713,328
302,752	France Telecom SA	7,871,018
139,936	LaFarge SA ADR	11,490,136
76,962	Societe BIC SA	4,372,038
54,383	Total SA	13,686,095
		77,201,899
	Netherlands — 8.7%
229,485	Akzo Nobel N.V.	9,919,798
522,205	ING Groep N.V.	15,061,475
1,067,286	Reed Elsevier N.V.	14,374,908
540,698	Royal Dutch Shell PLC - Class A	16,673,028
136,268	TNT NV, ADR[2]	3,215,925
165,304	Unilever N.V.	11,631,690
		70,876,824
	Switzerland — 4.8%
163,589	Ciba Specialty Chemicals AG Reg.	9,394,296
41,819	Nestle SA Reg.	12,451,919
81,838	Novartis AG	4,401,583
72,509	Zurich Financial Services AG1	12,364,066
		38,611,864
	Ireland — 3.6%
580,909	Allied Irish Banks PLC	12,191,193
507,970	CRH PLC	12,694,239
224,504	Irish Life & Permanent PLC	3,956,325
		28,841,757
	Canada — 3.1%
318,800	Alcan, Inc.	10,043,644
560,803	CGI Group, Inc.[1]	4,035,920
242,197	Talisman Energy, Inc.	10,726,717
		24,806,281
	Italy — 3.0%
459,733	ENI SPA[2]	12,306,257
1,134,098	Mediaset SPA	12,457,549
		24,763,806

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

International Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2005

Shares		Value
COMMON STOCKS[t] — (Continued)
	Spain — 2.3%
886,788	Banco Santander Central Hispano SA	$11,292,493
313,078	Endesa SA	7,773,698
		19,066,191
	Hong Kong — 1.8%
6,687,115	Hang Lung Properties Ltd.	9,612,983
110,300	Honam Petrochemical Corp.	5,358,911
		14,971,894
	Australia — 1.9%
2,369,347	John Fairfax Holdings, Ltd.	7,330,971
3,149,894	Qantas Airways, Ltd.	8,075,818
		15,406,789
	Israel — 1.7%
366,527	Teva Pharmaceutical Industries, Ltd., Sponsored ADR[2]	13,972,009
	China — 1.9%
24,000,000	China Construction Bank - Class H1	7,275,448
16,500,810	China Telecom Corp., Ltd. - Class H	5,400,665
6,140,110	Global Bio-Chem Technology Group Co., Ltd.	2,446,152
		15,122,265
	Norway — 1.5%
97,933	Norsk Hydro ASA	9,716,533
128,216	Yara International ASA	2,110,991
		11,827,524
	Denmark — 1.4%
1,135,191	Nordea AB	11,122,901
	Portugal — 0.9%
839,246	Portugal Telecom SGPS SA	7,588,568
	Singapore — 0.2%
958,000	Neptune Orient Lines, Ltd.	1,725,032
125,000	Singapore Telecommunications, Ltd.	172,222
		1,897,254
	TOTAL COMMON STOCKS (Cost $628,139,940)	809,630,375

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

International Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2005

Face Amount		Value
INVESTMENTS OF SECURITY LENDING COLLATERAL — 3.9%
$7,213,774	American Beacon Funds, Money Market Fund	$7,213,774
2,251,220	Canadian Imperial Bank, Certificate of Deposit, 4.072%, due 11/4/05	2,251,220
2,061,079	Fortis Bank, Eurodollar Time Deposit, 3.85%, due 11/3/05	2,061,079
2,267,186	Goldman Sachs Group, Inc., Promissory Note, 4.02%, due 12/28/05	2,267,186
2,061,079	Lexington Parker Capital, Commercial Paper, 3.952%, due 11/16/05	2,061,079
7,213,775	Merrill Lynch & Co., Inc., Repurchase Agreement, 4.053%, due 11/1/05	7,213,775
2,061,079	Skandinaviska Enskilda Banken AB, Eurodollar Time Deposit, 3.95%, due 11/21/05	2,061,079
4,320,301	Svenska Handlesbanken, Eurodollar Time Deposit, 4.031%, due 11/1/05	4,320,301
2,061,078	Wells Fargo, Eurodollar Time Deposit, 4.01%, due 12/12/05	2,061,078
	TOTAL INVESTMENTS OF SECURITY LENDING COLLATERAL (Cost $31,510,571)	31,510,571

TOTAL INVESTMENTS (Cost $659,650,511)[3]	103.6%	$841,140,946
LIABILITIES IN EXCESS OF OTHER ASSETS	(3.6)	(29,291,278)
NET ASSETS	100.0%	$811,849,668

t  Percentages indicated are based on net assets.

1  Non-income producing security.

2  Securities or partial securities on loan. See Note 5.

3  Aggregate cost for federal tax purposes was $660,698,752.

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

International Portfolio
INDUSTRY DIVERSIFICATION

On October 31, 2005, industry diversification of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
INDUSTRIES:
Industrial	7.7%	$62,795,400
Chemicals	7.6	61,623,585
Banking	6.7	54,048,257
Insurance	6.5	52,460,026
Finance	6.3	51,383,378
Pharmaceuticals	5.4	44,385,190
Oil & Gas	4.8	38,923,496
Telecommunications	4.7	38,615,398
Energy	4.7	38,224,497
Automotive	4.6	37,495,954
Media - Broadcasting & Publishing	4.2	34,163,428
Transportation	3.9	31,569,555
Retailers	3.6	29,295,026
Mining	3.3	26,786,906
Beverages, Food & Tobacco	2.8	22,716,899
Utilities	2.5	20,027,675
Electronics	2.2	18,073,854
Miscellaneous	2.0	16,003,728
Financial Services	1.9	15,782,935
Textiles, Clothing & Fabrics	1.8	14,376,159
Computers & Information	1.8	14,181,050
Heavy Machinery	1.6	12,694,239
Electrical Equipment	1.4	11,728,167
Cosmetics & Personal Care	1.4	11,050,190
Entertainment & Leisure	1.3	10,799,059
Building Materials	1.3	10,794,239
Real Estate	1.2	9,612,983
Consumer Services	1.2	9,497,132
Airlines	1.0	8,075,818
Biotechnology	0.3	2,446,152
TOTAL COMMON STOCKS	99.7%	$809,630,375
INVESTMENTS OF SECURITY LENDING COLLATERAL	3.9	31,510,571
TOTAL INVESTMENTS	103.6%	$841,140,946

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Philadelphia International Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2005

Shares		Value
COMMON STOCKS[t] — 98.1%
	Japan — 23.9%
717,000	Ajinomoto Co., Inc.	$6,992,433
921,000	Asahi Glass Co., Ltd.	9,957,085
84,800	Canon, Inc.	4,488,394
1,567	East Japan Railway Co.	9,310,281
277,000	FamilyMart Co., Ltd.	8,240,909
507,000	JS Group Corp.	8,615,109
1,095,000	Kuraray Co., Ltd.	10,394,778
1,394,100	Mitsubishi Electric Corp.	8,357,804
1,897,000	Nippon Express Co., Ltd.	10,392,523
1,435,000	Osaka Gas Co., Ltd.	5,246,892
220,000	Sega Sammy Holdings, Inc.	7,916,354
1,397,000	Sumitomo Chemical Co., Ltd.	8,244,891
1,262,000	Sumitomo Trust & Banking Co., Ltd. (The)	10,743,825
148,200	Takeda Pharmaecutical Co., Ltd.	8,123,301
120,300	Takefuji Corp.	8,419,185
132,500	TDK Corp.	8,933,903
289,100	THK Co., Ltd.	6,524,483
225,600	Toyota Motor Corp.	10,461,180
		151,363,330
	United Kingdom — 15.1%
678,100	Aviva PLC	8,008,063
469,711	BOC Group PLC	9,260,152
952,499	BP Amoco PLC	10,551,652
884,000	Cattles PLC	4,281,099
1,550,078	Centrica PLC	6,552,101
2,123,000	Compass Group PLC	7,144,790
308,127	GlaxoSmithKline PLC	8,014,288
1,929,230	Misys PLC	7,005,046
326,000	Rio Tinto PLC	12,420,705
365,150	Royal Bank of Scotland Group PLC	10,111,753
4,671,231	Vodafone Group PLC	12,264,397
		95,614,046
	Germany — 13.2%
82,600	Allianz AG	11,686,302
118,361	BASF AG	8,535,926
184,681	Bayerische Motoren Werke AG	8,013,483
124,006	Continental AG	9,485,410
109,751	E.On AG	9,946,280
140,400	Hannover Rueckversicherung AG	5,082,619
91,300	Henkel KGaA Preferred	7,869,659

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Philadelphia International Fund
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2005

Shares		Value
COMMON STOCKS[t] — (Continued)
	Germany — (Continued)
108,188	Metro AG	$4,921,050
120,000	Schering AG	7,420,793
143,300	Siemens AG Reg.	10,674,112
		83,635,634
	France — 9.2%
156,676	Air France - KLM	2,634,775
103,647	Assurances Generales De France	9,871,782
373,700	Axa	10,824,560
160,997	Compagnie de Saint-Gobain	8,820,278
206,583	France Telecom SA	5,370,794
108,183	LaFarge SA ADR	8,882,899
45,749	Societe BIC SA	2,598,898
37,598	Total SA	9,461,960
		58,465,946
	Netherlands — 8.7%
156,094	Akzo Nobel N.V.	6,747,373
374,500	ING Groep N.V.	10,801,357
773,404	Reed Elsevier N.V.	10,416,712
354,816	Royal Dutch Shell PLC - Class A	10,941,148
284,922	TNT N.V.	6,719,138
136,084	Unilever N.V.	9,575,612
		55,201,340
	Switzerland — 4.4%
111,315	Ciba Specialty Chemicals AG Reg.	6,392,399
29,727	Nestle SA Reg.	8,851,436
62,202	Novartis AG	3,345,478
56,223	Zurich Financial Services AG1	9,587,015
		28,176,328
	Ireland — 3.2%
394,893	Allied Irish Banks PLC	8,287,385
370,345	CRH PLC (Dublin Exchange)	9,254,972
29,149	CRH PLC (London Exchange)	728,650
127,319	Irish Life & Permanent PLC	2,243,681
		20,514,688
	Canada — 2.9%
242,300	Alcan, Inc.	7,633,548
378,000	CGI Group, Inc.[1]	2,720,345
178,331	Talisman Energy, Inc.	7,898,141
		18,252,034

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Philadelphia International Fund
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2005

Shares		Value
COMMON STOCKS[t] — (Continued)
	Italy — 2.7%
106,649	ENI SPA[2]	$2,854,809
36,776	ENI SPA Sponsored ADR	4,918,790
866,340	Mediaset SPA	9,516,349
		17,289,948
	Spain — 2.5%
781,000	Banco Santander Central Hispano SA	9,945,373
240,651	Endesa SA	5,975,342
		15,920,715
	Australia — 2.0%
2,318,111	John Fairfax Holdings, Ltd.	7,172,442
2,086,334	Qantas Airways, Ltd.	5,349,023
		12,521,465
	Hong Kong — 1.6%
4,765,920	Hang Lung Properties Ltd.	6,851,192
67,000	Honam Petrochemical Corp.	3,255,186
		10,106,378
	Israel — 1.8%
299,700	Teva Pharmaceutical Industries, Ltd., Sponsored ADR[2]	11,424,564
	China — 1.9%
19,000,000	China Construction Bank - Class H1	5,759,730
13,146,000	China Telecom Corp., Ltd. - Class H	4,302,646
4,445,000	Global Bio-Chem Technology Group Co., Ltd.	1,770,839
		11,833,215
	Singapore — 1.6%
1,060,000	Neptune Orient Lines, Ltd.	1,908,700
5,779,000	Singapore Telecommunications, Ltd.	7,962,157
		9,870,857
	Denmark — 1.4%
909,411	Nordea AB	8,910,649
	Norway — 1.2%
67,667	Norsk Hydro ASA	6,713,658
67,667	Yara International ASA	1,114,092
		7,827,750
	Portugal — 0.8%
576,000	Portugal Telecom SGPS SA	5,208,264
	TOTAL COMMON STOCKS (Cost $531,182,374)	622,137,151

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Philadelphia International Fund
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2005

Face Amount		Value
REPURCHASE AGREEMENT — 1.6%
$9,727,993	With Investors Bank & Trust Co., dated 10/31/05, 3.82%, principal and interest in the amount of $9,729,026, due 11/01/05, (collateralized by FHR #2722FB with a par value of $3,431,709, coupon rate of 4.665%, due 04/15/23, market value of $3,516,843, SBA #505781 with a par value of $3,433,261, coupon rate of 7.375%, due 05/25/15, market value of $3,658,150 and SBA #505965 with a par value of $2,802,975, coupon rate of 7.125%, due 05/25/27, market value of $3,039,400)	$9,727,993
	TOTAL REPURCHASE AGREEMENT (Cost $9,727,993)	9,727,993
INVESTMENTS OF SECURITY LENDING COLLATERAL — 2.7%
3,921,082	American Beacon Funds, Money Market Fund	3,921,082
1,223,660	Canadian Imperial Bank, Certificate of Deposit, 4.072%, due 11/4/05	1,223,660
1,120,308	Fortis Bank, Eurodollar Time Deposit, 3.85%, due 11/3/05	1,120,308
1,232,339	Goldman Sachs Group, Inc., Promissory Note, 4.02%, due 12/28/05	1,232,339
1,120,308	Lexington Parker Capital, Commercial Paper, 3.952%, due 11/16/05	1,120,308
3,921,079	Merrill Lynch & Co., Inc., Repurchase Agreement, 4.053%, due 11/1/05	3,921,079
1,120,308	Skandinaviska Enskilda Banken AB, Eurodollar Time Deposit, 3.95%, due 11/21/05	1,120,308
2,348,319	Svenska Handlesbanken, Eurodollar Time Deposit, 4.031%, due 11/1/05	2,348,319
1,120,308	Wells Fargo, Eurodollar Time Deposit, 4.01%, due 12/12/05	1,120,308
	TOTAL INVESTMENTS OF SECURITY LENDING COLLATERAL (Cost $17,127,711)	17,127,711

TOTAL INVESTMENTS (Cost $558,038,078)[3]	102.4%	$648,992,855
LIABILITIES IN EXCESS OF OTHER ASSETS	(2.4)	(14,974,733)
NET ASSETS	100.0%	$634,018,122

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Philadelphia International Fund
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2005

t  Percentages indicated are based on net assets.

1  Non-income producing security.

2  Securities or partial securities on loan. See Note 5.

3  Aggregate cost for federal tax purposes was $559,527,688.

Abbreviations:

ADR — American Depositary Receipt

FHR — Federal Home Loan Mortgage Corporation REMIC

SBA — Small Business Administration

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Philadelphia International Fund
INDUSTRY DIVERSIFICATION

On October 31, 2005, industry diversification of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
INDUSTRIES:
Industrial	7.8%	$49,541,906
Insurance	7.1	45,165,356
Chemicals	6.9	43,550,019
Banking	6.4	40,841,780
Pharmaceuticals	6.1	38,328,424
Finance	6.0	37,894,376
Telecommunications	5.5	35,108,258
Energy	5.0	31,646,060
Automotive	4.4	27,960,073
Media - Broadcasting & Publishing	4.3	27,105,503
Transportation	3.4	21,611,504
Retailers	3.3	21,060,100
Oil & Gas	3.2	20,348,058
Mining	3.2	20,054,253
Utilities	2.5	15,921,622
Beverages, Food & Tobacco	2.5	15,843,869
Electronics	2.4	15,458,386
Miscellaneous	1.9	12,174,510
Financial Services	1.7	10,662,866
Textiles, Clothing & Fabrics	1.6	10,394,778
Heavy Machinery	1.6	9,983,622
Computers & Information	1.5	9,725,391
Building Materials	1.4	8,615,109
Electrical Equipment	1.3	8,357,804
Airlines	1.3	7,983,798
Entertainment & Leisure	1.3	7,916,354
Cosmetics & Personal Care	1.2	7,869,659
Consumer Services	1.1	7,144,790
Real Estate	1.1	6,851,192
Gas	0.8	5,246,892
Biotechnology	0.3	1,770,839
TOTAL COMMON STOCKS	98.1%	$622,137,151
REPURCHASE AGREEMENT	1.6	9,727,993
INVESTMENTS OF SECURITY LENDING COLLATERAL	2.7	17,127,711
TOTAL INVESTMENTS	102.4%	$648,992,855

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

U.S. Emerging Growth Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2005

Shares		Value
COMMON STOCKS[t] — 99.1%
	Aerospace & Defense — 1.5%
2,010	Ceradyne, Inc.[1,2]	$78,792
3,895	Teledyne Technologies, Inc.[1]	137,338
		216,130
	Air Freight & Logistics — 1.9%
3,970	HUB Group, Inc. - Class A1	144,389
4,555	Pacer International, Inc.	117,747
		262,136
	Airlines — 2.3%
15,603	Mesa Air Group, Inc.[1,2]	176,002
5,295	Skywest, Inc.	155,196
		331,198
	Biotechnology — 3.2%
5,535	Eyetech Pharmaceuticals, Inc.[1,2]	97,637
3,880	Myriad Genetics, Inc.[1,2]	75,194
4,985	Pharmion Corp.[1]	94,167
2,515	United Therapeutics Corp.[1]	185,758
		452,756
	Building Products — 1.0%
4,515	American Woodmark Corp.	139,830
	Commercial Banks — 2.0%
5,975	Center Financial Corp.	151,406
4,618	Glacier Bancorp, Inc.	136,139
		287,545
	Commercial Services & Supplies — 4.0%
3,390	Administaff, Inc.	143,465
7,972	Healthcare Services Group, Inc.	148,598
3,185	John H. Harland Co.	132,464
6,230	Labor Ready, Inc.[1]	145,471
		569,998
	Communications Equipment — 4.1%
11,310	Arris Group, Inc.[1]	93,534
7,840	Commscope, Inc.[1]	153,037
4,845	Comtech Telecommunications Corp.[1]	185,854
7,975	NETGEAR, Inc.[1]	155,911
		588,336

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

U.S. Emerging Growth Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2005

Shares		Value
COMMON STOCKS[t] — (Continued)
	Computers & Peripherals — 2.4%
6,885	Emulex Corp.[1]	$127,441
3,660	Komag, Inc.[1,2]	98,161
5,125	Synaptics, Inc.[1,2]	119,054
		344,656
	Consumer Finance — 1.9%
4,895	Asta Funding, Inc.	132,801
5,250	First Cash Financial Services, Inc.[1]	137,708
		270,509
	Containers & Packaging — 1.0%
4,260	Silgan Holdings, Inc.	137,044
	Diversified Consumer Services — 1.8%
8,215	Escala Group, Inc.[1,2]	135,219
1,310	Strayer Education, Inc.[2]	117,258
		252,477
	Diversified Financial Services — 1.8%
4,720	Asset Acceptance Capital Corp.[1]	125,033
7,270	Encore Capital Group, Inc.[1,2]	124,971
		250,004
	Electrical Equipment — 0.9%
7,740	General Cable Corp.[1]	125,775
	Electronic Equipment & Instruments — 3.1%
2,995	Anixter International, Inc.	111,055
7,479	Brightpoint, Inc.[1]	161,472
6,315	Multi-Fineline Electronix, Inc.[1]	168,105
		440,632
	Energy Equipment & Services — 4.3%
3,070	Lone Star Technologies[1]	140,453
5,005	Maverick Tube Corp.[1]	154,955
4,115	NS Group, Inc.[1]	142,420
5,335	Oil States International, Inc.[1,2]	176,589
		614,417
	Health Care Equipment & Supplies — 8.8%
2,320	Biosite, Inc.[1,2]	128,134
5,305	Greatbatch, Inc.[1]	138,248
3,639	ICU Medical, Inc.[1,2]	127,037
4,480	Kensey Nash Corp.[1,2]	102,726

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

U.S. Emerging Growth Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2005

Shares		Value
COMMON STOCKS[t] — (Continued)
	Health Care Equipment & Supplies — (Continued)
4,635	Kyphon, Inc.[1,2]	$185,817
7,360	Lifecell Corp.[1]	119,232
5,440	Molecular Devices Corp.[1]	121,856
3,460	SurModics, Inc.[1,2]	136,739
9,660	Thoratec Corp.[1]	191,075
		1,250,864
	Health Care Providers & Services — 6.9%
3,555	Amedisys, Inc.[1,2]	135,837
2,880	LCA-Vision, Inc.	120,989
7,495	Merge Technologies, Inc.[1]	172,910
7,780	Odyssey Healthcare, Inc.[1]	134,438
4,540	PRA International[1]	120,582
9,640	Trizetto Group[1]	136,599
6,180	Ventiv Health, Inc.[1]	155,983
		977,338
	Hotels Restaurants & Leisure — 1.9%
2,685	Papa John's International, Inc.[1]	139,432
5,080	Shuffle Master, Inc.[1,2]	128,829
		268,261
	Household Durables — 1.7%
5,055	Tupperware Corp.	115,911
5,355	Yankee Candle Co., Inc.	121,077
		236,988
	Household Products — 1.2%
6,328	Wd-40 Co.	174,210
	Industrial Conglomerates — 1.1%
5,160	Raven Industries, Inc.	162,230
	Insurance — 1.9%
2,815	ProAssurance Corp.[1]	131,742
4,345	State Auto Financial Corp.	143,124
		274,866
	Internet & Catalog Retail — 1.4%
2,365	Netflix, Inc.[1,2]	62,460
4,405	Nutri/System, Inc.[1,2]	132,018
		194,478

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

U.S. Emerging Growth Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2005

Shares		Value
COMMON STOCKS[t] — (Continued)
	Internet Software & Services — 3.0%
1,563	Blue Coat Systems, Inc.[1]	$73,445
3,420	Digital River, Inc.[1]	95,794
13,090	Earthlink, Inc.[1]	144,121
5,000	Webex Communications, Inc.[1,2]	114,550
		427,910
	IT Services — 3.2%
2,765	Anteon International Corp.[1]	124,978
6,503	CSG Systems International, Inc.[1]	152,886
11,910	SYKES Enterprises, Inc.[1]	171,980
		449,844
	Machinery — 1.0%
1,920	Middleby Corp. (The)[1]	139,200
	Metals & Mining — 3.0%
2,165	Quanex Corp.[2]	125,375
2,610	Reliance Steel & Aluminum Co.	148,822
5,615	Steel Technologies, Inc.	147,169
		421,366
	Oil Gas & Consumable Fuels — 4.1%
3,670	Frontier Oil Corp.	135,350
2,380	Giant Industries, Inc.[1]	136,112
2,630	Holly Corp.	151,488
6,735	KCS Energy, Inc.[1,2]	162,448
		585,398
	Pharmaceuticals — 1.5%
4,365	CNS, Inc.	113,796
6,600	First Horizon Pharmaceutical Corp.[1,2]	95,238
		209,034
	Real Estate — 1.0%
2,880	Jones Lang Lasalle, Inc.	144,806
	Road & Rail — 1.7%
3,595	Old Dominion Freight Line, Inc.[1]	127,227
5,090	USA Truck, Inc.[1]	118,139
		245,366
	Semiconductors & Semiconductor Equipment — 3.2%
2,190	Diodes, Inc.[1]	79,409
9,510	Omnivision Technologies, Inc.[1,2]	122,584

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

U.S. Emerging Growth Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2005

Shares		Value
COMMON STOCKS[t] — (Continued)
	Semiconductors & Semiconductor Equipment — (Continued)
4,845	Photronics, Inc.[1]	$87,210
4,485	Sigmatel, Inc.[1]	61,041
2,860	Varian Semiconductor Equipment Associates, Inc.[1,2]	108,165
		458,409
	Software — 3.1%
5,580	Internet Security Systems, Inc.[1]	137,435
2,250	MicroStrategy, Inc. - Class A1	159,525
6,277	THQ, Inc.[1]	145,501
		442,461
	Speciality Retail — 7.9%
5,439	Dress Barn, Inc.[1]	144,514
3,305	Genesco, Inc.[1]	121,624
5,585	Guess ?, Inc.[1]	151,465
1,950	Guitar Center, Inc.[1]	101,615
6,080	Hibbet Sporting Goods, Inc.[1]	159,478
4,027	Jos. A. Bank Clothiers, Inc.[1,2]	164,342
3,315	Pantry (The), Inc.[1]	128,257
6,620	Select Comfort Corp.[1]	144,978
		1,116,273
	Textiles Apparel & Luxury Goods — 2.5%
4,680	Deckers Outdoor Corp.[1,2]	80,262
4,430	K-Swiss, Inc. - Class A	134,894
2,920	Oxford Industries, Inc.	143,810
		358,966
	Thrifts & Mortgage Finance — 0.8%
2,140	Corus Bankshares, Inc.[2]	117,486
	Trading Companies & Distributors — 1.0%
3,585	WESCO International, Inc.[1]	142,504
	TOTAL COMMON STOCKS (Cost $12,439,672)	14,081,701

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

U.S. Emerging Growth Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2005

Face Amount		Value
REPURCHASE AGREEMENT — 2.3%
$326,865	With Investors Bank & Trust Co., dated 10/31/05, 3.82%, principal and interest in the amount of $326,900, due 11/01/05, (collateralized by FN #779763 with a par value of $346,020, coupon rate of 5.50%, due 06/01/34, market value of $343,208)	$326,865
	TOTAL REPURCHASE AGREEMENT (Cost $326,865)	326,865
INVESTMENTS OF SECURITY LENDING COLLATERAL — 22.7%
739,772	American Beacon Funds, Money Market Fund	739,772
230,862	Canadian Imperial Bank, Certificate of Deposit, 4.072%, due 11/4/05	230,862
211,364	Fortis Bank, Eurodollar Time Deposit, 3.85%, due 11/3/05	211,364
232,500	Goldman Sachs Group Inc., Promissory Note, 4.02%, due 12/28/05	232,500
211,363	Lexington Parker Capital Corp., Commercial Paper, 3.952%, due 11/16/05	211,363
739,772	Merrill Lynch & Co., Inc., Repurchase Agreement, 4.053%, due 11/1/05	739,772
211,364	Skandinaviska Enskilda Banken AB (SEB), Eurodollar Term, 3.95%, due 11/21/05	211,364
443,047	Svenska Handlesbanken, Eurodollar Overnight, 4.031%, due 11/1/05	443,047
211,363	Wells Fargo, Eurodollar Time Deposit, 4.01%, due 12/12/05	211,363
	TOTAL INVESTMENTS OF SECURITY LENDING COLLATERAL (Cost $3,231,407)	3,231,407

TOTAL INVESTMENTS (Cost $15,997,944)[3]	124.1%	$17,639,973
LIABILITIES IN EXCESS OF OTHER ASSETS	(24.1)	(3,423,057)
NET ASSETS	100.0%	$14,216,916

t  Percentages indicated are based on net assets.

1  Non-income producing security.

2  Securities or partial securities on loan. See Note 5.

3  Aggregate cost for federal tax purposes was $15,998,941.

Abbreviation:

FN — Federal National Mortgage Association

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

U.S. Emerging Growth Portfolio
INDUSTRY DIVERSIFICATION

On October 31, 2005, industry diversification of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
INDUSTRIES:
Health Care Equipment & Supplies	8.8%	$1,250,864
Speciality Retail	7.9	1,116,273
Health Care Providers & Services	6.9	977,338
Energy Equipment & Services	4.3	614,417
Communications Equipment	4.1	588,336
Oil Gas & Consumable Fuels	4.1	585,398
Commercial Services & Supplies	4.0	569,998
Semiconductors & Semiconductor Equipment	3.2	458,409
Biotechnology	3.2	452,756
IT Services	3.2	449,844
Software	3.1	442,461
Electronic Equipment & Instruments	3.1	440,632
Internet Software & Services	3.0	427,910
Metals & Mining	3.0	421,366
Textiles Apparel & Luxury Goods	2.5	358,966
Computers & Peripherals	2.4	344,656
Airlines	2.3	331,198
Commercial Banks	2.0	287,545
Insurance	1.9	274,866
Consumer Finance	1.9	270,509
Hotels Restaurants & Leisure	1.9	268,261
Air Freight & Logistics	1.9	262,136
Diversified Consumer Services	1.8	252,477
Diversified Financial Services	1.8	250,004
Road & Rail	1.7	245,366
Household Durables	1.7	236,988
Aerospace & Defense	1.5	216,130
Pharmaceuticals	1.5	209,034
Internet & Catalog Retail	1.4	194,478
Household Products	1.2	174,210
Industrial Conglomerates	1.1	162,230
Real Estate	1.0	144,806
Trading Companies & Distributors	1.0	142,504
Building Products	1.0	139,830
Machinery	1.0	139,200
Containers & Packaging	1.0	137,044
Electrical Equipment	0.9	125,775
Thrifts & Mortgage Finance	0.8	117,486
TOTAL COMMON STOCKS	99.1%	$14,081,701
REPURCHASE AGREEMENT	2.3	326,865
INVESTMENTS OF SECURITY LENDING COLLATERAL	22.7	3,231,407
TOTAL INVESTMENTS	124.1%	$17,639,973

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap 100 Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2005

Shares		Value
COMMON STOCKS[t] — 98.8%
	Aerospace & Defense — 3.4%
5,425	Boeing Co.	$350,672
3,290	General Dynamics Corp.	382,627
5,815	L-3 Communications Holdings, Inc.[2]	452,523
10,465	United Technologies Corp.	536,645
		1,722,467
	Air Freight & Logistics — 1.0%
7,110	United Parcel Service, Inc. - Class B	518,603
	Beverages — 3.9%
6,590	Brown-Forman Corp. - Class B	417,411
26,400	Coca-Cola Enterprises, Inc.	498,960
17,675	Pepsi Bottling Group, Inc.	502,500
9,325	PepsiCo, Inc.	550,921
		1,969,792
	Biotechnology — 2.0%
6,975	Amgen, Inc.[1]	528,426
20,210	Applera Corp. - Applied Biosystems Group	490,497
		1,018,923
	Building Products — 1.0%
18,060	Masco Corp.	514,710
	Capital Markets — 2.2%
4,600	Goldman Sachs Capital, Inc.	581,302
4,225	Lehman Brothers Holdings, Inc.[2]	505,606
		1,086,908
	Chemicals — 2.2%
5,500	Ashland, Inc.	294,305
5,135	BASF AG	369,669
7,535	PPG Industries, Inc.	451,874
		1,115,848
	Commercial Banks — 4.0%
12,365	Bank of America Corp.	540,845
8,950	Barclays PLC	354,599
9,605	Comerica, Inc.	554,977
17,025	KeyCorp	548,886
		1,999,307
	Communications Equipment — 1.7%
24,615	Cisco Systems, Inc.[1]	429,532
11,610	Scientific-Atlanta, Inc.	411,458
		840,990

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap 100 Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2005

Shares		Value
COMMON STOCKS[t] — (Continued)
	Computers & Peripherals — 3.2%
26,000	EMC Corp.[1]	$362,960
6,450	International Business Machines Corp.	528,126
15,200	QLogic Corp.[1]	458,432
4,685	SanDisk Corp.[1]	275,900
		1,625,418
	Diversified Financial Services — 1.1%
11,595	CIT Group, Inc.	530,239
	Electric Utilities — 1.9%
13,760	American Electric Power Co., Inc.	522,330
16,825	DPL, Inc.[2]	433,580
		955,910
	Electronic Equipment & Instruments — 0.9%
14,730	Jabil Circuit, Inc.[1]	439,690
	Energy Equipment & Services — 2.2%
17,050	BJ Services Co.[2]	592,487
15,970	Smith International, Inc.	517,428
		1,109,915
	Food & Staples Retailing — 1.9%
19,365	Albertson's Inc.[2]	486,255
13,935	Supervalu, Inc.	437,977
		924,232
	Food Products — 1.8%
22,600	Archer-Daniels-Midland Co.	550,762
6,210	Hershey Co. (The)	352,914
		903,676
	Health Care Equipment & Supplies — 3.1%
4,470	Alcon, Inc.	594,063
10,290	Becton Dickinson & Co.	522,217
12,675	Waters Corp.[1]	458,835
		1,575,115
	Health Care Providers & Services — 2.2%
6,370	Aetna, Inc.	564,127
4,530	CIGNA Corp.	524,891
		1,089,018

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap 100 Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2005

Shares		Value
COMMON STOCKS[t] — (Continued)
	Hotels Restaurants & Leisure — 1.1%
17,520	Darden Restaurants, Inc.	$567,998
	Household Durables — 3.7%
4,755	Black & Decker Corp. (The)	390,528
3,060	KB Home	199,971
7,725	Lennar Corp. - Class A	429,356
4,660	MDC Holdings, Inc.	319,676
270	NVR, Inc.[1]	185,085
8,970	Pulte Homes, Inc.[2]	338,976
		1,863,592
	Household Products — 2.1%
9,775	Clorox Co.	529,023
9,706	Colgate-Palmolive Co.	514,030
		1,043,053
	Independent Power Producers & Energy Traders — 1.8%
6,800	Constellation Energy Group, Inc.	372,640
19,120	Duke Energy Corp.	506,298
		878,938
	Industrial Conglomerates — 1.0%
6,685	3M Co.	507,926
	Insurance — 7.4%
9,610	Allstate Corp.	507,312
13,205	Assurant, Inc.[2]	504,431
4,945	Chubb Corp.	459,737
6,230	Hartford Financial Services Group, Inc.	496,843
8,120	Mercury General Corp.	490,854
9,639	Metlife, Inc.	476,263
5,625	St. Paul Companies, Inc.	253,294
11,360	WR Berkley Corp.	496,432
		3,685,166
	Internet Software & Services — 1.3%
1,760	Google, Inc. - Class A1	654,966
	Leisure Equipment & Products — 0.8%
10,650	Brunswick Corp.	406,085
	Machinery — 3.0%
9,515	Caterpillar, Inc.	500,394
5,490	Deere & Co.[2]	333,133
5,655	Eaton Corp.	332,684
4,615	Paccar, Inc.	323,142
		1,489,353

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap 100 Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2005

Shares		Value
COMMON STOCKS[t] — (Continued)
	Metals & Mining — 1.7%
8,170	Nucor Corp.	$488,975
2,280	Rio Tinto PLC, Sponsored ADR	347,974
		836,949
	Multiline Retail — 1.4%
13,436	Nordstrom, Inc.	465,557
2,130	Sears Holdings Corp.[1,2]	256,133
		721,690
	Multiple Utilities — 0.9%
12,465	PG&E Corp.	453,477
	Oil Gas & Consumable Fuels — 7.1%
3,645	Amerada Hess Corp.	455,990
5,155	Anadarko Petroleum Corp.	467,610
4,220	Burlington Resources, Inc.	304,768
8,560	Chevron Corp.	488,519
8,200	ConocoPhillips	536,116
5,920	Devon Energy Corp.	357,450
8,165	Exxon Mobil Corp.	458,383
4,600	Valero Energy Corp.	484,104
		3,552,940
	Pharmaceuticals — 7.7%
4,930	Allergan, Inc.	440,249
15,555	Bristol-Myers Squibb Co.	329,299
7,760	GlaxoSmithKline PLC ADR	403,442
7,440	Johnson & Johnson	465,893
20,015	Merck & Co., Inc.	564,823
8,815	Novartis AG ADR	474,423
16,860	Pfizer, Inc.	366,536
22,375	Schering-Plough Corp.	455,108
7,840	Wyeth	349,350
		3,849,123
	Road & Rail — 1.1%
13,450	Norfolk Southern Corp.	540,690
	Semiconductors & Semiconductor Equipment — 4.0%
28,335	Altera Corp.[1,2]	471,778
22,745	Intel Corp.	534,508
10,315	Kla-Tencor Corp.	477,481
17,900	Texas Instruments, Inc.	511,045
		1,994,812

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap 100 Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2005

Shares/ Face Amount		Value
COMMON STOCKS[t] — (Continued)
	Software — 2.2%
13,950	Autodesk, Inc.	$629,564
10,490	Check Point Software Technologies, Ltd.[1]	234,556
10,905	Symantec Corp.[1]	260,084
		1,124,204
	Speciality Retail — 3.5%
5,300	Abercrombie & Fitch Co. - Class A	275,547
4,890	Autozone, Inc.[1]	395,601
8,575	Lowe's Companies, Inc.	521,103
25,000	Staples, Inc.	568,250
		1,760,501
	Thrifts & Mortgage Finance — 4.2%
12,400	Countrywide Financial Corp.	393,948
6,705	Fannie Mae	318,622
12,715	IndyMac Bancorp, Inc.	474,651
8,500	MGIC Investment Corp.	503,540
10,950	Washington Mutual, Inc.	433,620
		2,124,381
	Tobacco — 1.1%
6,610	Reynolds American, Inc.	561,850
	Wireless Telecommunication Services — 2.0%
6,940	ALLTEL Corp.	429,308
6,675	NII Holdings, Inc. - Class B1,2	553,491
		982,799
	TOTAL COMMON STOCKS (Cost $46,590,311)	49,541,254
REPURCHASE AGREEMENT — 1.8%
$882,799	With Investors Bank & Trust Co., dated 10/31/05, 3.82%, principal and interest in the amount of $882,892, due 11/01/05, (collateralized by FN #797477 with a par value of $958,792, coupon rate of 5.00%, due 03/01/35, market value of $926,939)	882,799
	TOTAL REPURCHASE AGREEMENT (Cost $882,799)	882,799

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap 100 Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2005

Face Amount		Value
INVESTMENTS OF SECURITY LENDING COLLATERAL — 7.3%
$840,810	American Beacon Funds, Money Market Fund	$840,810
262,393	Canadian Imperial Bank, Certificate of Deposit, 4.072%, due 11/4/05	262,393
240,231	Fortis Bank, Eurodollar Time Deposit, 3.85%, due 11/3/05	240,231
264,255	Goldman Sachs Group Inc., Promissory Note, 4.02%, due 12/28/05	264,255
240,231	Lexington Parker Capital Corp., Commercial Paper, 3.952%, due 11/16/05	240,231
840,810	Merrill Lynch & Co., Inc., Repurchase Agreement, 4.053%, due 11/1/05	840,810
240,231	Skandinaviska Enskilda Banken AB (SEB), Eurodollar Term, 3.95%, due 11/21/05	240,231
503,558	Svenska Handlesbanken, Eurodollar Overnight, 4.031%, due 11/1/05	503,558
240,231	Wells Fargo, Eurodollar Time Deposit, 4.01%, due 12/12/05	240,231
	TOTAL INVESTMENTS OF SECURITY LENDING COLLATERAL (Cost $3,672,750)	3,672,750

TOTAL INVESTMENTS (Cost $51,145,860)[3]	107.9%	$54,096,803
LIABILITIES IN EXCESS OF OTHER ASSETS	(7.9)	(3,963,350)
NET ASSETS	100.0%	$50,133,453

t  Percentages indicated are based on net assets.

1  Non-income producing security.

2  Securities or partial securities on loan. See Note 5.

3  Aggregate cost for federal tax purposes was $51,152,130.

Abbreviation:

FN — Federal National Mortgage Association

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap 100 Portfolio
INDUSTRY DIVERSIFICATION

On October 31, 2005, industry diversification of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
INDUSTRIES:
Pharmaceuticals	7.7%	$3,849,123
Insurance	7.4	3,685,166
Oil Gas & Consumable Fuels	7.1	3,552,940
Thrifts & Mortgage Finance	4.2	2,124,381
Commercial Banks	4.0	1,999,307
Semiconductors & Semiconductor Equipment	4.0	1,994,812
Beverages	3.9	1,969,792
Household Durables	3.7	1,863,592
Speciality Retail	3.5	1,760,501
Aerospace & Defense	3.4	1,722,467
Computers & Peripherals	3.2	1,625,418
Health Care Equipment & Supplies	3.1	1,575,115
Machinery	3.0	1,489,353
Software	2.2	1,124,204
Chemicals	2.2	1,115,848
Energy Equipment & Services	2.2	1,109,915
Health Care Providers & Services	2.2	1,089,018
Capital Markets	2.2	1,086,908
Household Products	2.1	1,043,053
Biotechnology	2.0	1,018,923
Wireless Telecommunication Services	2.0	982,799
Electric Utilities	1.9	955,910
Food & Staples Retailing	1.9	924,232
Food Products	1.8	903,676
Independent Power Producers & Energy Traders	1.8	878,938
Communications Equipment	1.7	840,990
Metals & Mining	1.7	836,949
Multiline Retail	1.4	721,690
Internet Software & Services	1.3	654,966
Hotels Restaurants & Leisure	1.1	567,998
Tobacco	1.1	561,850
Road & Rail	1.1	540,690
Diversified Financial Services	1.1	530,239
Air Freight & Logistics	1.0	518,603
Building Products	1.0	514,710
Industrial Conglomerates	1.0	507,926
Multiple Utilities	0.9	453,477
Electronic Equipment & Instruments	0.9	439,690
Leisure Equipment & Products	0.8	406,085
TOTAL COMMON STOCKS	98.8%	$49,541,254
REPURCHASE AGREEMENT	1.8	882,799
INVESTMENTS OF SECURITY LENDING COLLATERAL	7.3	3,672,750
TOTAL INVESTMENTS	107.9%	$54,096,803

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap Growth Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2005

Shares		Value
COMMON STOCKS[t] — 98.6%
	Aerospace & Defense — 5.1%
3,315	Boeing Co.	$214,282
1,480	L-3 Communications Holdings, Inc.	115,174
5,355	Lockheed Martin Corp.	324,299
3,775	United Technologies Corp.	193,582
		847,337
	Air Freight & Logistics — 3.9%
3,620	FedEx Corp.	332,787
4,355	United Parcel Service, Inc. - Class B	317,654
		650,441
	Automobiles — 0.5%
1,640	Harley-Davidson, Inc.	81,229
	Biotechnology — 1.9%
4,125	Amgen, Inc.[1]	312,510
	Building Products — 1.5%
6,350	American Standard Cos., Inc.	241,554
	Capital Markets — 1.8%
1,025	Ameriprise Financial, Inc.	38,150
1,535	Northern Trust Corp.	82,276
4,575	Nuveen Investments, Inc. - Class A	185,150
		305,576
	Communications Equipment — 3.3%
18,830	Cisco Systems, Inc.[1]	328,583
6,225	Scientific-Atlanta, Inc.	220,614
		549,197
	Computers & Peripherals — 3.6%
6,130	Apple Computer, Inc.[1]	353,027
8,160	QLogic Corp.[1]	246,106
		599,133
	Consumer Finance — 2.5%
5,125	American Express Co.	255,071
2,015	Capital One Financial Corp.	153,845
		408,916
	Electronic Equipment & Instruments — 1.8%
5,380	CDW Corp.	303,163

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap Growth Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2005

Shares		Value
COMMON STOCKS[t] — (Continued)
	Energy Equipment & Services — 2.1%
9,930	BJ Services Co.	$345,067
	Food Products — 3.7%
5,020	Hershey Co. (The)	285,287
7,410	Kellogg Co.	327,300
		612,587
	Health Care Equipment & Supplies — 3.6%
2,490	Bausch & Lomb, Inc.	184,733
8,605	Baxter International, Inc.	328,969
1,690	Becton Dickinson & Co.	85,767
		599,469
	Health Care Providers & Services — 6.1%
3,780	Aetna, Inc.	334,757
5,140	Express Scripts, Inc.[1]	387,607
6,050	Quest Diagnostics, Inc.	282,595
		1,004,959
	Hotels Restaurants & Leisure — 3.0%
4,235	Brinker International, Inc.[1]	161,438
10,145	Darden Restaurants, Inc.	328,901
		490,339
	Household Durables — 3.7%
1,410	Black & Decker Corp. (The)	115,803
4,506	D.R. Horton, Inc.	138,289
820	KB Home	53,587
1,000	Lennar Corp. - Class A	55,580
1,200	MDC Holdings, Inc.	82,320
1,790	Ryland Group, Inc.	120,467
1,330	Toll Brothers, Inc.[1]	49,090
		615,136
	Household Products — 5.0%
7,265	Church & Dwight, Inc.	254,638
5,560	Colgate-Palmolive Co.	294,458
4,835	Kimberly-Clark Corp.	274,821
		823,917
	Industrial Conglomerates — 1.8%
3,960	3M Co.	300,881

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap Growth Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2005

Shares		Value
COMMON STOCKS[t] — (Continued)
	Insurance — 1.3%
3,240	American International Group, Inc.	$209,952
	Internet Software & Services — 3.0%
1,000	Google, Inc. — Class A1	372,140
5,475	Verisign, Inc.[1]	129,374
		501,514
	Machinery — 1.9%
3,610	Cummins, Inc.	308,186
	Metals & Mining — 2.8%
2,355	Phelps Dodge Corp.	283,707
3,360	Southern Copper Corp.	185,270
		468,977
	Multiline Retail — 2.8%
3,800	J.C. Penney Co., Inc. (Holding Co.)	194,560
8,000	Nordstrom, Inc.	277,200
		471,760
	Oil Gas & Consumable Fuels — 2.8%
5,675	Murphy Oil Corp.	265,874
4,460	Newfield Exploration Co.[1]	202,172
		468,046
	Personal Products — 1.4%
8,825	Avon Products, Inc.	238,187
	Pharmaceuticals — 9.5%
3,540	Allergan, Inc.	316,122
13,700	Bristol-Myers Squibb Co.	290,029
5,475	Johnson & Johnson	342,844
15,560	Schering-Plough Corp.	316,490
6,935	Wyeth	309,024
		1,574,509
	Semiconductors & Semiconductor Equipment — 8.0%
16,200	Applied Materials, Inc.	265,356
12,340	Intel Corp.	289,990
4,530	Kla-Tencor Corp.	209,694
8,135	Linear Technology Corp.	270,163
12,725	National Semiconductor Corp.	287,967
		1,323,170

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap Growth Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2005

Shares/ Face Amount		Value
COMMON STOCKS[t] — (Continued)
	Software — 7.0%
11,150	Adobe Systems, Inc.	$359,588
7,470	Autodesk, Inc.	337,121
25,835	Oracle Corp.[1]	327,588
5,356	Symantec Corp.[1]	127,741
		1,152,038
	Speciality Retail — 3.2%
3,550	Abercrombie & Fitch Co. - Class A	184,565
4,880	American Eagle Outfitters, Inc.	114,924
1,440	Autozone, Inc.[1]	116,496
4,702	Staples, Inc.	106,876
		522,861
	TOTAL COMMON STOCKS (Cost $15,102,831)	16,330,611
REPURCHASE AGREEMENT — 1.3%
$221,879	With Investors Bank & Trust Co., dated 10/31/05, 3.82%, principal and interest in the amount of $221,903, due 11/01/05, (collateralized by GNR #2002-27 FA with a par value of $230,654, coupon rate of 4.47%, due 05/16/32, market value of $232,973)	221,879
	TOTAL REPURCHASE AGREEMENT (Cost $221,879)	221,879

TOTAL INVESTMENTS (Cost $15,324,710)[2]	99.9%	$16,552,490
OTHER ASSETS IN EXCESS OF LIABILITIES	0.1	19,065
NET ASSETS	100.0%	$16,571,555

t  Percentages indicated are based on net assets.

1  Non-income producing security.

2  Aggregate cost for federal tax purposes was $15,333,489.

Abbreviation:

GNR — Government National Mortgage Association REMIC

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Large Cap Growth Portfolio
INDUSTRY DIVERSIFICATION

On October 31, 2005, industry diversification of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
INDUSTRIES:
Pharmaceuticals	9.5%	$1,574,509
Semiconductors & Semiconductor Equipment	8.0	1,323,170
Software	7.0	1,152,038
Health Care Providers & Services	6.1	1,004,959
Aerospace & Defense	5.1	847,337
Household Products	5.0	823,917
Air Freight & Logistics	3.9	650,441
Household Durables	3.7	615,136
Food Products	3.7	612,587
Health Care Equipment and Supplies	3.6	599,469
Computers & Peripherals	3.6	599,133
Communications Equipment	3.3	549,197
Speciality Retail	3.2	522,861
Internet Software & Services	3.0	501,514
Hotels Restaurants & Leisure	3.0	490,339
Multiline Retail	2.8	471,760
Metals & Mining	2.8	468,977
Oil Gas & Consumable Fuels	2.8	468,046
Consumer Finance	2.5	408,916
Energy Equipment & Services	2.1	345,067
Biotechnology	1.9	312,510
Machinery	1.9	308,186
Capital Markets	1.8	305,576
Electronic Equipment & Instruments	1.8	303,163
Industrial Conglomerates	1.8	300,881
Building Products	1.5	241,554
Personal Products	1.4	238,187
Insurance	1.3	209,952
Automobiles	0.5	81,229
TOTAL COMMON STOCKS	98.6%	$16,330,611
REPURCHASE AGREEMENT	1.3	221,879
TOTAL INVESTMENTS	99.9%	$16,552,490

See Notes to Financial Statements.

THE GLENMEDE FUND, INC.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Glenmede Fund, Inc. (the "Fund") consists of eleven portfolios: the Government Cash Portfolio, the Tax-Exempt Cash Portfolio, the Core Fixed Income Portfolio, the Strategic Equity Portfolio, the Small Cap Equity Portfolio, the Large Cap Value Portfolio, the International Portfolio, the Philadelphia International Fund (formerly Institutional International Portfolio), the U.S. Emerging Growth Portfolio (formerly Small Capitalization Growth Portfolio), the Large Cap 100 Portfolio, and the Large Cap Growth Portfolio (each, a "Portfolio" and collectively, the "Portfolios"). The Fund was incorporated in the State of Maryland on June 30, 1988 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. Since January 2, 1998 the Small Cap Equity Portfolio has consisted of two classes of shares: the Advisor Class and the Institutional Class.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.

Valuation of Securities: As permitted under Rule 2a-7 of the 1940 Act, securities held by the Government Cash and Tax-Exempt Cash Portfolios are valued by the "amortized cost" method of valuation, which approximates current value. Amortized cost valuation involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument.

Equity securities listed on a United States ("US") securities exchange for which market quotations are readily available are valued at the last quoted sale price as of the close of the exchange's regular trading hours on the day the valuation is made. Price information on listed securities is taken from the exchange where the securities are primarily traded. Securities traded on the NASDAQ System are valued at the NASDAQ Official Closing Price ("NOCP"). Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at an amount that does not exceed the asked price and is not less than the bid price. Securities listed on a foreign exchange and unlisted foreign securities are valued at the last quoted sales price available before the time when assets are valued.

Bonds and other fixed-income securities are valued at the most recent quoted bid price or, when exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price is used. In addition, bond and other fixed-income securities may be valued on the basis of prices provided by a pricing service or by using a matrix or formula, when the Portfolio's investment advisor believes such prices reflect the fair market value of such securities. Debt securities purchased by non-money market Portfolios with

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

remaining maturities of 60 days or less are valued at amortized cost. Securities with remaining maturities exceeding 60 days are valued at their market or fair value until the 61st day prior to maturity and are valued at amortized cost, thereafter.

When market quotations are not readily available or events occur for which the above valuation procedures are deemed not to reflect fair value, securities and other assets are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board of Directors of the Fund (the "Board"). In that regard, at October 31, 2005, substantially all foreign equity securities held by the International Portfolio and Philadelphia International Fund were fair valued using fair value factors provided by an independent valuation service.

Repurchase Agreements: Each Portfolio may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the collateral at the time of execution must be at least equal to 102% of the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Portfolio has the right to collect the collateral to offset losses incurred. There is potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights. The Portfolio's investment advisor, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements to evaluate potential risks.

Forward Foreign Currency Contracts: The International Portfolio and Philadelphia International Fund may enter into forward foreign exchange contracts to hedge currency risk of securities denominated in a foreign currency. Forward foreign exchange contracts are valued at the forward rate and marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. There were no contracts open at October 31, 2005.

Foreign Currency Translation: The books and records of each Portfolio are maintained in US dollars. Foreign currencies, investments and other assets and liabilities are translated into US dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

expenses are translated at exchange rates prevailing on the dates of such transactions. Unrealized gains and losses that result from changes in foreign currency exchange rates have been included in the unrealized gains (losses) on foreign currency translation. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Portfolio and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the purchase settlement date and subsequent sale trade date is included in realized gains and losses on investment transactions.

Foreign Securities: The Strategic Equity Portfolio, Small Cap Equity Portfolio, Large Cap Value Portfolio, U.S. Emerging Growth Portfolio, Large Cap 100 Portfolio, Large Cap Growth Portfolio, International Portfolio and Philadelphia International Fund may invest in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of US companies and the US Government. These risks include valuation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable US companies and the US Government. This is particularly true with respect to emerging markets in developing countries.

Reverse Repurchase Agreements: The Government Cash Portfolio and the Core Fixed Income Portfolio may enter into reverse repurchase agreements. Under the terms of a reverse repurchase agreement, the Portfolio sells a security subject to an obligation to repurchase the security from the buyer at a later date and price thereby determining the yield during the buyer's holding period. The use of reverse repurchase agreements involves certain risks in that the securities acquired by a Portfolio with the proceeds of such an agreement may decline in value, although the Portfolio is obligated to repay the proceeds. In addition, the market value of the securities sold by a Portfolio may decline below the repurchase price, to which the Portfolio remains committed. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. In entering into reverse repurchase agreements, the Portfolio will maintain cash, US Government securities or other liquid high grade debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements. Under normal circumstances, the Government Cash Portfolio and the Core Fixed Income Portfolio will not enter into reverse repurchase agreements if entering into such agreements would cause more than one-third of the value of their respective total assets to be subject to such agreements at the time of entering into such agreements. There were no open reverse repurchase agreements as of October 31, 2005.

Interest-Only Securities: The Core Fixed Income Portfolio may invest in interest-only securities, which are the interest portions of "stripped" securities. The holders of interest-only securities receive the interest on the underlying security, but no principal payments. While the timing of the interest receipts is known, the amount of interest to be received is not known.

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

Principal-Only Securities: The Core Fixed Income Portfolio may invest in principal-only securities, which are the principal portions of "stripped" securities. The holders of principal-only securities receive the principal on the underlying security, but no interest payments.

Collateralized Mortgage Obligations: The Core Fixed Income Portfolio may invest in collateralized mortgage obligations, which are backed by a pool of mortgages or mortgage-backed securities. The bonds that form collateralized mortgage obligations are grouped into classes, which have different coupon rates or maturities. The principal cash flows of the underlying pool of mortgages are channeled sequentially into each class.

TBA/When-Issued Purchase Commitments: The Core Fixed Income Portfolio may enter into TBA (to be announced)/when-issued purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the value of the Portfolio's other assets.

Options Transactions: The Strategic Equity Portfolio may purchase or write option contracts to hedge against changes in the value of securities the portfolio owns or expects to own. A call option gives the option holder the right to purchase the underlying security at a specified price until a specified date. A put option gives the option holder the right to sell the underlying security at a specified price until a specified date. The risk in writing a covered call option is that the Portfolio may forgo the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform. As of October 31, 2005, there were no option contracts open or outstanding.

Lending of Portfolio Securities Each Portfolio, using Investors Bank & Trust Company ("IBT") as its lending agent, may loan securities to brokers and dealers in exchange for negotiated lenders' fees. These fees are disclosed as "Income from security lending" in the Statement of Operations, net of expenses retained by IBT as compensation for its services as lending agent. Each applicable Portfolio receives cash collateral, which is invested by the lending agent in short-term money market instruments, in an amount at least equal to the current market value of the loaned securities. Information regarding the value of the securities loaned and the value of the collateral at period end is included in a footnote at the end of each applicable Portfolio's Statement of Assets and Liabilities and Schedule of Portfolio Investments. Although risk is mitigated by the collateral, a Portfolio could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities when due.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses on investments sold are computed on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividend income for foreign securities is recorded on the ex-dividend date except that certain dividends from

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts when appropriate.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Interest income is accrued based on the terms of the security. Each Portfolio segregates assets with a current value at least equal to the amount of its when-issued purchase commitments. When-issued purchase commitments involve a risk of loss if the value of the security to be purchased declines prior to settlement date, or if the counterparty does not perform under the contract.

Dividends and Distributions to Shareholders: Dividends from net investment income, if any, of the Government Cash and Tax-Exempt Cash Portfolios are declared each day the Portfolios are open for business and are paid monthly. Dividends from net investment income, if any, of the Core Fixed Income Portfolio are declared and paid monthly. Dividends from net investment income, if any, of the Strategic Equity, Small Cap Equity, Large Cap Value, International, Philadelphia International, U.S. Emerging Growth, Large Cap 100 and Large Cap Growth Portfolios are declared and paid quarterly. The Portfolios distribute any net realized capital gains on an annual basis. Additional distributions of net investment income and capital gains for each Portfolio may be made at the discretion of the Board in order to avoid a nondeductible excise tax under Section 4982 of the Internal Revenue Code, as amended. Distributions to shareholders from net realized gains on investments and related reinvestment amounts and receivable amounts from shareholders presented in the financial statements and corresponding per share information presented in the Financial Highlights pertaining to the International Portfolio reflect the subsequent correction to an erroneously computed amount of the capital gain distribution which was paid to shareholders on October 31, 2005.

Income and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Portfolio, timing differences and differing characterization of distributions made by each Portfolio.

Income and Expense Allocations: Expenses which are not readily identifiable to a specific Portfolio are allocated among Portfolios taking into consideration, among other things, the nature and type of expenses and the relative size of the Portfolios. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as shareholder servicing fees, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class.

Federal Income Taxes: Each Portfolio intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for amortized premiums, expired net capital loss carryforwards, redemptions in kind, foreign currency transactions, market discounts, net operating losses and nontaxable dividends.

On October 31, 2005, the tax year end of the Fund, the following Portfolios had available capital loss carryforwards to be utilized in the current period to offset future net capital gains through the indicated expiration dates as follows:

	Expiring October 31,
Portfolio	2007	2008	2009	2010	2011	2012
Government Cash Portfolio	$—	$—	$—	$4,173	$—	$—
Tax-Exempt Cash Portfolio	7,168	—	128,382	—	—	—
Core Fixed Income Portfolio	—	2,650,905	—	—	—	—
U.S. Emerging Growth Portfolio	—	—	1,417,923	427,605	427,605	—
Large Cap Growth Portfolio	—	—	—	—	—	77,452

As of October 31, 2005, substantially all the losses reflected above for U.S. Emerging Growth Portfolio are subject to certain IRS limitations.

During the year ended October 31, 2005, the following Portfolios utilized capital loss carryforwards of the following:

Core Fixed Income Portfolio	$106,374
Strategic Equity Portfolio	157,136
International Portfolio	123,581,496
Philadelphia International Fund	38,395,394
U.S. Emerging Growth Portfolio	22,708,467
Large Cap 100 Portfolio	376,191
Large Cap Growth Portfolio	77,410

As of October 31, 2005, the tax year end of the Fund, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
Core Fixed Income Portfolio	$701,518	$—	$(1,722,074)
Strategic Equity Portfolio	18,543	—	10,917,526
Small Cap Equity Portfolio	—	—	54,704,340
Large Cap Value Portfolio	19,283	76,289	3,527,909
International Portfolio	—	—	180,380,180
Philadelphia International Fund	—	—	89,415,961
U.S. Emerging Growth Portfolio	—	—	(632,101)
Large Cap 100 Portfolio	—	—	2,944,673
Large Cap Growth Portfolio	—	—	1,141,549

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

Total Distributable Earnings are additionally comprised of Net Unrealized Appreciation/(Depreciation) and Capital Loss Carryforwards, which are shown elsewhere in the Notes to Financial Statements.

For the year ended October 31, 2005, Government Cash and Tax-Exempt Cash Portfolios' components of distributable earnings on a tax basis were equal to the components of distributable earnings on a book basis.

2. Investment Advisory Fee, Administration Fee and Other Related Party Transactions

Glenmede Advisers, Inc. (the "Advisor"), a wholly-owned subsidiary of The Glenmede Trust Company, N.A., ("Glenmede Trust") serves as investment advisor to the Strategic Equity, Large Cap Value, International, Government Cash, Tax-Exempt Cash, Core Fixed Income, Small Cap Equity, U.S. Emerging Growth, Large Cap 100 and Large Cap Growth Portfolios, pursuant to investment management agreements with the Fund. Under these agreements, the Advisor manages the Portfolios, subject to the general supervision of the Board.

The Government Cash and Tax-Exempt Cash Portfolios do not pay a management fee for advisory services. Glenmede Trust charges a fee directly to its clients for fiduciary, trust and/or advisory services. The actual annual fees charged vary dependent on a number of factors, including the particular services provided to the client and are generally 1.25% or less of the clients' assets under management. The Small Cap Equity, Large Cap 100 and Large Cap Growth Portfolios each pay the Advisor management fees at the annual rate of 0.55% of such Portfolio's average daily net assets.

Effective August 1, 2005, the Core Fixed Income, Strategic Equity, International and Large Cap Value Portfolios pay the Advisor management fees at the annual rate of 0.35%, 0.55%, 0.75% and 0.55%, respectively, of such Portfolio's average daily net assets. Prior to August 1, 2005, the Advisor was not entitled to receive any management fees from such Portfolios. With respect to the International Portfolio, the Advisor has voluntarily agreed to waive its management fee until January 1, 2006.

Prior to February 27, 2005, Winslow Capital Management, Inc. ("Winslow Capital") and Sterling Johnston Capital Management, L.P. ("Sterling Johnston") served as investment sub-advisors to the U.S. Emerging Growth Portfolio. The
U.S. Emerging Growth Portfolio paid a management fee to each sub-advisor at the annual rate of 0.60% of the portion of the Portfolio's average daily net assets that the sub-advisor managed. The Board approved the termination of the sub-investment advisory agreements with Sterling Johnson and Winslow Capital at its
December 8, 2004 Board meeting. The Advisor assumed direct management of the U.S. Emerging Growth Portfolio effective February 27, 2005.

Prior to August 1, 2005, the U.S. Emerging Growth Portfolio paid the Advisor a management fee at the annual rate of 0.25% of the Portfolio's average daily net assets. Effective August 1, 2005, the management fee paid to the Advisor increased from 0.25% to 0.55% of the Portfolio's average daily net assets.

Philadelphia International Advisors, LP ("PIA"), a limited partnership in which Glenmede Trust is a limited partner, serves as investment advisor to the Philadelphia International Fund. PIA became the investment advisor to the Philadelphia International Fund effective January 1, 2002. From September 1, 2000 through

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

December 31, 2001, investment advisory services were provided by the Advisor. The Philadelphia International Fund pays a management fee to PIA at the annual rate of 0.75% of the Portfolio's average daily net assets. PIA has agreed to waive its fees to the extent necessary to ensure that the Portfolio's total operating expenses do not exceed 1.00% of the Portfolio's average net assets. No management fees were waived for the year ended October 31, 2005.

Effective January 1, 2002, PIA also serves as investment sub-advisor to the International Portfolio. Effective August 1, 2005, the Advisor has agreed to pay PIA a fee for its sub-investment services to the International Portfolio, calculated daily and payable monthly, at the annual rate of 0.26% of the Portfolio's average daily net assets. PIA has voluntarily agreed to waive its sub-advisory fee until January 1, 2006. Prior to August 1, 2005, PIA was not entitled to receive any fees for its sub-investment advisory services to the Portfolio.

The Institutional Class of Small Cap Equity Portfolio pays Glenmede Trust a shareholder servicing fee at the annual rate of 0.05% of such Portfolio's average daily net assets. The Government Cash, Tax-Exempt Cash and Core Fixed Income Portfolios each pay Glenmede Trust a shareholder servicing fee at the annual rate of 0.10% of such Portfolio's average daily net assets. Strategic Equity, Large Cap Value, Large Cap 100 and Large Cap Growth Portfolios each pay Glenmede Trust a shareholder servicing fee at the annual rate of 0.20% of such Portfolio's average daily net assets. The International, U.S. Emerging Growth Portfolios and the Advisor Shares of Small Cap Equity Portfolio each pay Glenmede Trust a shareholder servicing fee at the annual rate of 0.25% of such Portfolio's average daily net assets. Prior to August 1, 2005, the annual rate of the shareholder servicing fee for the International Portfolio was 0.05%. The Philadelphia International Fund is not subject to a shareholder servicing plan and, accordingly, pays no shareholder servicing fee. The Advisor, Glenmede Trust and/or PIA may pay additional compensation out of their assets to selected institutions and other persons in connection with the servicing of Portfolio shareholders and other accounts managed by the Advisor, Glenmede Trust, or PIA.

Investors Bank & Trust Company ("IBT") serves as administrator, transfer agent, dividend-paying agent and custodian with respect to the Fund. The Fund pays IBT a fee based on the combined aggregate average daily net assets of the Portfolios and The Glenmede Portfolios, a registered investment company. The fee is computed daily and paid monthly. IBT is also paid an annual fee plus out-of pocket expenses for the provision of personnel and services related to the Fund's compliance program. The Fund's Chief Compliance Officer holds the position of Senior Director at IBT.

Quasar Distributors, LLC serves as distributor of the Portfolios' shares. The distributor receives no fees from the Fund in connection with distribution services provided to the Fund.

The Fund pays each Board member an annual fee of $24,000 plus $1,250 for each Board meeting attended and out-of-pocket expenses incurred in attending Board meetings and the Audit Committee Chairman receives an annual fee of $2,000 for his services as Chairman of the Audit Committee.

Expenses for the year ended October 31, 2005 include legal fees paid to Drinker Biddle & Reath LLP. A partner of the law firm is Secretary of the Fund.

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

3. Purchases and Sales of Securities

For the year ended October 31, 2005, cost of purchases and proceeds from sales of investment securities other than US Government securities and short-term securities were:

Portfolio	Purchases	Sales
Core Fixed Income Portfolio	$16,000,360	$23,062,418
Strategic Equity Portfolio	74,005,260	65,203,216
Small Cap Equity Portfolio	134,515,646	185,610,825
Large Cap Value Portfolio	19,463,513	18,663,987
International Portfolio	606,089,166	1,172,323,500
Philadelphia International Fund	377,503,420	248,710,610
U.S. Emerging Growth Portfolio	43,511,123	111,104,430
Large Cap 100 Portfolio	57,026,644	28,472,882
Large Cap Growth Portfolio	20,668,940	11,157,713

For the year ended October 31, 2005, cost of purchases and proceeds from sales of long-term US Government securities were:

Portfolio	Purchases	Sales
Core Fixed Income Portfolio	$422,812,313	$410,383,046

On October 31, 2005, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

Portfolio	Appreciation	Depreciation	Net
Core Fixed Income Portfolio	$2,577,331	$2,350,018	$227,313
Strategic Equity Portfolio	11,600,388	701,405	10,898,983
Small Cap Equity Portfolio	62,332,733	7,628,393	54,704,340
Large Cap Value Portfolio	3,848,891	416,554	3,432,337
International Portfolio	196,389,820	15,947,626	180,442,194
Philadelphia International Fund	102,934,950	13,469,783	89,465,167
U.S. Emerging Growth Portfolio	2,161,061	520,029	1,641,032
Large Cap 100 Portfolio	4,672,312	1,727,639	2,944,673
Large Cap Growth Portfolio	1,563,053	344,052	1,219,001

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

4. Common Stock

Since the Government Cash Portfolio and the Tax-Exempt Cash Portfolio have sold shares, issued shares as reinvestments of dividends, and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions. Changes in the capital shares outstanding were as follows:

	Year Ended 10/31/05	Year Ended 10/31/04
Government Cash Portfolio:
Sold	$3,527,623,383	$2,938,908,916
Issued as reinvestment of dividends	63,389	25,036
Redeemed	(3,378,130,704)	(2,902,231,795)
Net increase	$149,556,068	$36,702,157
Tax-Exempt Cash Portfolio:
Sold	$2,028,202,215	$1,875,580,215
Redeemed	(2,006,659,782)	(1,941,988,790)
Net increase (decrease)	$21,542,433	$(66,408,575)

	Year Ended 10/31/05		Year Ended 10/31/04
	Shares	Amount	Shares	Amount
Core Fixed Income Portfolio:
Sold	1,916,315	$20,743,306	1,853,380	$20,081,815
Issued as reinvestment of dividends	67,008	724,588	60,427	651,925
Redeemed	(1,408,020)	(15,265,710)	(1,903,807)	(20,618,323)
Net increase	575,303	$6,202,184	10,000	$115,417
Strategic Equity Portfolio:
Sold	1,179,214	$20,183,218	544,476	$8,437,215
Issued as reinvestment of dividends	92,490	1,547,749	3,975	62,139
Redeemed	(688,350)	(11,818,953)	(2,341,891)	(36,687,379)
Net increase (decrease)	583,354	$9,912,014	(1,793,440)	$(28,188,025)
Small Cap Equity – Advisor Class
Sold	901,465	$17,289,911	1,988,606	$38,011,399
Issued as reinvestment of dividends	1,316,233	21,635,867	2,323,982	40,762,644
Redeemed	(2,793,735)	(53,445,280)	(4,321,332)	(83,276,225)
Net increase (decrease)	(576,037)	$(14,519,502)	(8,744)	$(4,502,182)

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

	Year Ended 10/31/05		Year Ended 10/31/04
	Shares	Amount	Shares	Amount
Small Cap Equity – Institutional Class
Sold	—	$—	119,080	$2,291,717
Issued as reinvestment of dividends	10	170	9	153
Redeemed	—	—	(2,333,055)	(47,466,157)
Net increase (decrease)	10	$170	(2,213,966)	$(45,174,287)
Large Cap Value Portfolio:
Sold	831,167	$9,155,008	352,975	$3,491,984
Issued as reinvestment of dividends	272,644	2,775,160	90,431	904,979
Redeemed	(793,475)	(8,775,258)	(542,015)	(5,403,650)
Net increase (decrease)	310,336	$3,154,910	(98,609)	$(1,006,687)
International Portfolio:
Sold	11,135,881	$204,387,029	12,158,317	$190,679,248
Issued as reinvestment of dividends	4,520,055	79,517,907	484,183	7,761,539
Redeemed	(19,306,736)	(364,450,187)	(9,062,226)	(139,752,233)
Redemptions-in-kind	(27,892,008)	(522,738,490)	—	—
Net increase (decrease)	(31,542,808)	$(603,283,741)	3,580,274	$58,688,554
Philadelphia International Fund:
Sold	12,792,450	$222,449,378	12,812,319	$187,653,924
Issued as reinvestment of dividends	1,363,126	23,513,067	215,739	3,274,614
Redeemed	(5,955,503)	(103,014,786)	(11,145,596)	(160,629,127)
Redemptions-in-kind	—	—	(9,929,603)	(148,248,966)
Net increase (decrease)	8,200,073	$142,947,659	(8,047,141)	$(117,949,555)
U.S. Emerging Growth Portfolio:
Sold	947,286	$5,576,852	1,154,042	$6,477,252
Redeemed	(12,950,747)	(74,316,964)	(5,159,474)	(28,013,053)
Net decrease	(12,003,461)	$(68,740,112)	(4,005,432)	$(21,535,801)
Large Cap 100 Portfolio:
Sold	2,844,614	$31,537,126	1,814,826	$17,996,781
Issued as reinvestment of dividends	34,509	382,030	15	145
Redeemed	(236,629)	(2,604,637)	(11,348)	(110,293)
Net increase	2,642,494	$29,314,519	1,803,493	$17,886,633
Large Cap Growth Portfolio:
Sold	1,001,509	$10,841,504	593,345	$5,791,191
Issued as reinvestment of dividends	86	947	—	—
Redeemed	(110,875)	(1,185,047)	(1,053)	(9,926)
Net increase	890,720	$9,657,404	592,292	$5,781,265

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Concluded)

As of October 31, 2005, with the exception of the Philadelphia International Fund, Glenmede Trust, on behalf of its clients, holds of record and has voting and/or investment authority over substantially all of the Portfolios' outstanding shares. The following Portfolios have shareholders which, to the Fund's knowledge, own beneficially 10% or more of the shares outstanding of the Portfolio as of October 31, 2005. The total percentage of the shares of a Portfolio held by such shareholders are as follows:

	10% or Greater Shareholders
Portfolio	# of Shareholders	% of Shares Held
Government Cash Portfolio	1	27%
Core Fixed Income Portfolio	1	26%
Small Cap Equity Portfolio (Advisor Class)	2	36%
Small Cap Equity Portfolio (Institutional Class)	1	100%
Large Cap Value Portfolio	3	44%
International Portfolio	1	35%
Philadelphia International Fund	2	47%
Large Cap Growth Portfolio	1	21%

5. Lending of Portfolio Securities

On October 31, 2005, the following Portfolios had outstanding loans of securities to certain approved brokers for which the Portfolios received collateral:

Portfolio	Market Value of Loaned Securities	Market Value of Collateral	% of Total Assets on Loan
Core Fixed Income Portfolio	$23,391,478	$23,973,850	9.41
Strategic Equity Portfolio	8,568,138	8,806,394	9.65
Small Cap Equity Portfolio	62,059,628	64,356,600	20.20
Large Cap Value Portfolio	196,426	204,610	0.73
International Portfolio	29,996,035	31,510,571	3.55
Philadelphia International Fund	16,509,143	17,127,711	2.52
U.S. Emerging Growth Portfolio	3,100,303	3,231,407	17.54
Large Cap 100 Portfolio	3,575,809	3,672,750	6.60

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of The Glenmede Fund, Inc. and Shareholders of Government Cash Portfolio, Tax-Exempt Cash Portfolio, Core Fixed Income Portfolio, Strategic Equity Portfolio, Small Cap Equity Portfolio, Large Cap Value Portfolio, International Portfolio, Philadelphia International Fund (formerly Institutional International Portfolio), U.S. Emerging Growth Portfolio (formerly Small Capitalization Growth Portfolio), Large Cap 100 Portfolio and Large Cap Growth Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Government Cash Portfolio, Tax-Exempt Cash Portfolio, Core Fixed Income Portfolio, Strategic Equity Portfolio, Small Cap Equity Portfolio, Large Cap Value Portfolio, International Portfolio, Philadelphia International Fund (formerly Institutional International Portfolio), U.S. Emerging Growth Portfolio (formerly Small Capitalization Growth Portfolio), Large Cap 100 Portfolio and Large Cap Growth Portfolio (constituting The Glenmede Fund, Inc., hereafter referred to as the "Fund") at October 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 5, 2006

THE GLENMEDE PORTFOLIOS

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2005

	Muni Intermediate Portfolio	New Jersey Muni Portfolio
Assets:
Investments:
Investments at value[1]	$20,259,283	$16,193,918
Cash	238,629	114,852
Receivable for fund shares sold	—	35,000
Interest receivable	257,123	220,821
Prepaid expenses	693	554
Total assets	20,755,728	16,565,145
Liabilities:
Payable for Trustees' fees	399	328
Accrued expenses	9,316	8,931
Total liabilities	9,715	9,259
Net Assets	$20,746,013	$16,555,886
Net Assets Consist of:
Par value	2,003	1,616
Paid-in capital in excess of par value	20,516,332	16,238,069
Undistributed net investment income	64,181	61,526
Accumulated net realized gain (loss) from investment transactions	(2,521)	(275)
Net unrealized appreciation (depreciation) on investments	166,018	254,950
Total Net Assets	20,746,013	16,555,886
Shares Outstanding	2,002,531	1,615,548
Net Asset Value Per Share	$10.36	$10.25
[1] Investments at cost	$20,093,265	$15,938,968

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2005

	Muni Intermediate Portfolio	New Jersey Muni Portfolio
Investment income:
Interest	$759,163	$675,837
Total investment income	759,163	675,837
Expenses:
Administration and custody fees	16,033	18,073
Professional fees	2,553	2,149
Shareholder report expense	2,336	2,055
Shareholder servicing fees	30,140	25,768
Trustees' fees and expenses	1,307	1,150
Registration and filing fees	3,680	3,072
Other expenses	1,922	1,792
Total expenses	57,971	54,059
Net investment income	701,192	621,778
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(2,521)	129,048
Net change in unrealized gain (loss) of:
Investments	(590,509)	(601,589)
Net realized and unrealized gain (loss)	(593,030)	(472,541)
Net increase (decrease) in net assets resulting from operations	$108,162	$149,237

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended October 31, 2005

	Muni Intermediate Portfolio	New Jersey Muni Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$701,192	$621,778
Net realized gain (loss) on securities transactions	(2,521)	129,048
Net change in unrealized gain (loss) on securities	(590,509)	(601,589)
Net increase (decrease) in net assets resulting from operations	108,162	149,237
Distributions to shareholders from:
Net investment income	(698,018)	(628,848)
Net realized gain on investments	—	(121,664)
Net increase(decrease) in net assets from capital share transactions	2,065,716	(1,171,590)
Net increase (decrease) in net assets	1,475,860	(1,772,865)
NET ASSETS:
Beginning of year	19,270,153	18,328,751
End of year	$20,746,013	$16,555,886
Undistributed net investment income included in net assets at end of year	$64,181	$61,526
For the Year Ended October 31, 2004
	Muni Intermediate Portfolio	New Jersey Muni Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$705,744	$679,179
Net realized gain (loss) on securities transactions	119,510	6,000
Net change in unrealized loss on securities	(154,608)	(189,112)
Net increase (decrease) in net assets from operations	670,646	496,067
Distributions to shareholders from:
Net investment income	(713,138)	(710,811)
Net decrease in net assets from capital share transactions	(1,006,858)	(991,829)
Net increase (decrease) in net assets	(1,049,350)	(1,206,573)
NET ASSETS:
Beginning of year	20,319,503	19,535,324
End of year	$19,270,153	$18,328,751
Undistributed net investment income included in net assets at end of year	$61,007	$61,212

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Muni Intermediate Portfolio
	For the Years Ended October 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$10.67	$10.69	$10.64	$10.55	$10.20
Income from investment operations:
Net investment income	0.37	0.39	0.43	0.46	0.50
Net realized and unrealized gain (loss) on investments	(0.31)	(0.02)	0.06	0.09	0.34
Total from investment operations	0.06	0.37	0.49	0.55	0.84
Distributions to shareholders from:
Net investment income	(0.37)	(0.39)	(0.44)	(0.46)	(0.49)
Total distributions	(0.37)	(0.39)	(0.44)	(0.46)	(0.49)
Net asset value, end of year	$10.36	$10.67	$10.69	$10.64	$10.55
Total return	0.55%	3.49%	4.67%	5.41%	8.39%
Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000's)	$20,746	$19,270	$20,320	$22,700	$17,607
Ratio of operating expenses to average net assets	0.29%	0.29%	0.20%	0.22%	0.27%
Ratio of net investment income to average net assets	3.49%	3.58%	4.03%	4.45%	4.78%
Portfolio turnover rate	17%	28%	12%	29%	25%

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	New Jersey Muni Portfolio
	For the Years Ended October 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$10.61	$10.73	$10.71	$10.60	$10.11
Income from investment operations:
Net investment income	0.37	0.40	0.44	0.46	0.45
Net realized and unrealized gain (loss) on investments	(0.27)	(0.11)	0.03	0.10	0.48
Total from investment operations	0.10	0.29	0.47	0.56	0.93
Distributions to shareholders from:
Net investment income	(0.38)	(0.41)	(0.45)	(0.45)	(0.44)
Net realized capital gains	(0.08)	—	—	—	—
Total distributions	(0.46)	(0.41)	(0.45)	(0.45)	(0.44)
Net asset value, end of year	$10.25	$10.61	$10.73	$10.71	$10.60
Total return	0.94%	2.78%	4.46%	5.40%	9.34%
Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000's)	$16,556	$18,329	$19,535	$20,037	$19,154
Ratio of operating expenses to average net assets	0.31%	0.28%	0.20%	0.27%	0.27%
Ratio of net investment income to average net assets	3.62%	3.73%	4.09%	4.22%	4.33%
Portfolio turnover rate	31%	33%	9%	36%	18%

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2005

Face Amount		Value
MUNICIPAL BONDS[t] — 97.7%
	Pennsylvania — 94.4%
$100,000	Allegheny County, PA, General Obligation Unlimited, Refunding, Series C 55, (MBIA Insured), 5.375%, 11/1/14	$108,973
200,000	Allegheny County, PA, Hospital Development Authority Revenue, University of Pittsburgh, Health Center, Series A, (MBIA Insured), 5.30%, 4/1/08	208,834
	Allegheny County, PA, Industrial Development Authority Revenue, Carnegie Library of Pittsburgh, (AMBAC Insured):
205,000	4.25%, 6/1/09	210,875
215,000	4.25%, 12/1/09	221,684
300,000	Allegheny County, PA, Port Authority Special Revenue, (MBIA Insured), Prerefunded, 3/1/09 @ 101, 5.30%, 3/1/10	320,850
100,000	Allegheny County, PA, Sanitation Authority Revenue, (MBIA Insured), 5.00%, 12/1/17	106,518
500,000	Boyertown, PA, Area School District, (FSA Insured), 5.00%, 10/1/17	532,430
375,000	Dauphin County, PA, General Authority Hospital Revenue, Escrowed to Maturity, (FGIC Insured), 6.125%, 7/1/10	399,401
400,000	Dauphin County, PA, Refunding, (AMBAC Insured), Series B, 5.00%, 11/15/17	426,228
285,000	Delaware River Joint Toll Bridge Commission Revenue, (MBIA Insured), Prerefunded 7/1/13 @ 100, 5.25%, 7/1/16	311,058
750,000	Delaware River Port Authority, PA and NJ Revenue, (FSA Insured), 5.25%, 1/1/12	797,745
	Delaware River Port Authority, PA and NJ, Delaware River Bridges Revenue, Escrowed to Maturity:
140,000	6.00%, 1/15/10	148,712
120,000	6.50%, 1/15/11	130,096
100,000	Delaware River Port Authority, PA and NJ, Refunding, (AMBAC Insured), Series B, 5.25%, 1/1/09	105,628
700,000	Delaware River Port Authority, PA and NJ, Refunding, (FSA Insured), Series A, 5.25%, 1/1/09	739,396

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2005

Face Amount		Value
MUNICIPAL BONDS[t] — (Continued)
	Pennsylvania — (Continued)
	Downington, PA, Area School District, General Obligation Unlimited:
$300,000	5.50%, 2/1/10	$323,940
500,000	5.25%, 4/1/14	537,025
500,000	4.90%, 4/1/16	522,225
390,000	Geisinger Authority, PA, Health System, Refunding, 5.00%, 8/15/08	404,765
200,000	Harrisburg, PA, Parking Authority Revenue, Refunding, (FSA Insured), 5.50%, 5/15/11	218,590
100,000	Hopewell, PA, Area School District, General Obligation, (FSA Insured), Prerefunded 9/1/08 @ 100, 4.90%, 9/1/09	104,436
300,000	Indiana County, PA, Municipal Services Authority, Sewer Revenue, (AMBAC Insured), 4.00%, 10/1/09	303,474
30,000	Lancaster, PA, Area Sewer Authority, Revenue, Escrowed to Maturity, 6.00%, 4/1/12	32,137
120,000	Lebanon County, PA, Series B, General Obligation Unlimited, Refunding, (FGIC Insured), 4.00%, 10/15/09	122,544
250,000	Lycoming County, PA, Authority College Revenue, (MBIA Insured), Prerefunded to 7/1/07 @ 101, 4.90%, 7/1/09	259,537
250,000	Moon Area School District, PA, General Obligation Unlimited, (FSA State Aid Witholding), 5.00%, 11/15/17	267,085
315,000	Northampton Bucks, PA, Bucks County Municipal Authority, Sewer Revenue, Escrowed to Maturity, 6.20%, 11/1/13	345,379
500,000	Northampton County, PA, General Obligation Unlimited, 5.00%, 8/15/13	525,645
425,000	Northampton County, PA, Higher Education Authority Revenue - Lehigh University, 5.25%, 11/15/09	454,350
325,000	Northampton Township, PA, General Obligation Unlimited, (MBIA Insured), 4.60%, 11/15/10	333,242
230,000	Pennsylvania Housing Finance Agency, (Single Family Mortgage), Series 61B, Revenue, 5.20%, 10/1/14	236,523

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2005

Face Amount		Value
MUNICIPAL BONDS[t] — (Continued)
	Pennsylvania — (Continued)
$225,000	Pennsylvania Housing Finance Agency, Residential Development Section 8-A, Revenue, 4.00%, 7/1/09	$228,442
370,000	Pennsylvania State Higher Educational Facilities Authority Revenue, Temple University, (MBIA Insured), First Series, 4.00%, 7/15/09	377,485
500,000	Pennsylvania State Higher Educational Facilities Authority Revenue, University of Pennsylvania, (AMBAC Insured), 5.00%, 8/15/10	531,260
435,000	Pennsylvania State Higher Educational Facilties Authority Revenue, University of Pennsylvania Health Services, Series A, 5.375%, 1/15/15	453,879
	Pennsylvania State Turnpike Commission Oil Franchise, Tax Revenue, Escrowed to Maturity, Series A, (AMBAC Insured):
145,000	5.25%, 12/1/13	153,991
60,000	5.25%, 12/1/14	63,630
	Pennsylvania State Turnpike Commission Oil Franchise, Tax Revenue, Unrefunded Balance Series A, (AMBAC Insured):
105,000	5.25%, 12/1/13	111,434
40,000	5.25%, 12/1/14	42,451
250,000	Pennsylvania State University, College & University Revenues, Series A, (General Obligation of University), 5.00%, 8/15/13	262,072
275,000	Pennsylvania State, General Obligation Unlimited, Refunding, (AMBAC Insured), 5.125%, 9/15/11	285,816
150,000	Pennsylvania State, Intermediate Unit 1, Educational Facilities Revenue Refunding, (AMBAC Insured), 4.00%, 10/15/09	153,683
250,000	Pennsylvania State, Refunding, Third Series, 4.00%, 9/1/10	255,280
125,000	Pennsylvania State, Second Series, General Obligation Unlimited, 5.25%, 10/1/10	133,920
	Philadelphia, PA, General Obligation Unlimited, (FSA Insured):
400,000	5.00%, 9/15/11	425,268
500,000	5.25%, 9/15/13	535,060
150,000	5.25%, 9/15/16	160,022
500,000	Philadelphia, PA, Municipal Authority Revenue, Refunding - Lease - Series A, (FSA Insured), 5.25%, 5/15/09	527,345

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2005

Face Amount		Value
MUNICIPAL BONDS[t] — (Continued)
	Pennsylvania — (Continued)
$250,000	Philadelphia, PA, Municipal Authority Revenue, Refunding - Lease - Series B, (FSA Insured), 5.25%, 11/15/18	$264,773
600,000	Pittsburgh, PA, Public Parking Authority Revenue, Series A, (FGIC Insured), 5.00%, 12/1/16	639,108
	Pittsburgh, PA, Urban Redevelopment Authority Mortgage Revenue, Series D:
255,000	5.75%, 10/1/07	255,000
150,000	6.20%, 4/1/11	150,000
155,000	6.20%, 10/1/11	155,000
350,000	Pleasant Hills, PA, Authority Sewer Revenue, Refunding, (FGIC Muni Government Guaranteed), 5.00%, 9/1/12	364,672
100,000	Radnor Township, PA, General Obligation Unlimited, Series A, 4.00%, 12/15/10	101,586
235,000	Ringgold, PA, School District, Escrowed to Maturity, 6.20%, 1/15/13	256,286
250,000	Seneca Valley, PA, School District, Series A, General Obligation Unlimited, 4.85%, 7/1/11	258,240
100,000	Shaler, PA, School District, General Obligation Unlimited, Series B, (FSA Insured), 4.50%, 9/1/10	102,698
400,000	Southeastern Pennsylvania Transportation Authority, PA, Special Revenue, (FGIC Insured), 5.45%, 3/1/11	418,912
325,000	State Public School Building Authority, PA, School Revenue, Clearfield Career & Technology Center, (XCLA Insured), 4.00%, 9/15/12	328,455
250,000	State Public School Building Authority, PA, School Revenue, Garnet Valley School District Project, (AMBAC Insured), 5.25%, 2/1/12	269,595
500,000	Swarthmore Boro Authority, PA, College Revenue, 4.50%, 9/15/10	521,925
400,000	University of Pittsburgh, PA, Refunded Series B, (MBIA Insured), 5.50%, 6/1/09	421,096
125,000	Wallingford - Swarthmore, PA, School District, Series C, (FSA State Aid Withholding), 5.00%, 5/15/09	128,218

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2005

Face Amount		Value
MUNICIPAL BONDS[t] — (Continued)
	Pennsylvania — (Continued)
$200,000	Wilkes Barre, PA, Area School District, General Obligation Unlimited, (FGIC Insured), 5.25%, 4/1/14	$205,460
250,000	York, PA, General Authority Guaranteed Revenue, York City Recreation Corp., (AMBAC Insured), 5.50%, 5/1/15	271,303
		19,572,690
	Puerto Rico — 2.2%
	Puerto Rico, Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, Inter American University of Puerto Rico Project, (MBIA Insured):
190,000	4.25%, 10/1/10	196,511
250,000	4.25%, 10/1/11	258,383
		454,894
	New Jersey — 1.1%
215,000	Delaware River Joint Toll Bridge Commission, Revenue (MBIA Insured), 5.25%, 7/1/16	231,699
	TOTAL MUNICIPAL BONDS (Cost $20,093,265)	20,259,283
TOTAL INVESTMENTS (Cost $20,093,265)[1]	97.7%	$20,259,283
OTHER ASSETS IN EXCESS OF LIABILITIES	2.3	486,730
NET ASSETS	100.0%	$20,746,013

t  Percentages indicated are based on net assets.

1  Aggregate cost for federal tax purposes was $20,093,265.

Abbreviations:

AMBAC — American Municipal Bond Assurance Corporation

FGIC — Financial Guaranty Insurance Corporation

FSA — Financial Security Assurance

MBIA — Municipal Bond Investors Assurance

XCLA — XL Capital Assurance, Inc.

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio
CREDIT QUALITY

On October 31, 2005, credit quality of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
MOODY'S CREDIT RATING:
Aaa	74.5%	$15,451,792
Aa	23.2	4,807,491
TOTAL MUNICIPAL BONDS	97.7%	$20,259,283
TOTAL INVESTMENTS	97.7%	$20,259,283

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

New Jersey Muni Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2005

Face Amount		Value
MUNICIPAL BONDS[t] — 97.8%
	New Jersey — 89.3%
$100,000	Asbury Park, NJ, Board of Education, General Obligation Unlimited, (MBIA Insured), 5.55%, 2/1/07	$103,055
	Bergen County, NJ, Utilities Authority, Water Pollution Control Revenue, (FGIC Insured), Series A:
200,000	5.125%, 12/15/11	205,820
150,000	5.125%, 12/15/12	154,365
370,000	Brigantine, NJ, General Obligation Unlimited, (MBIA Insured), 5.00%, 8/15/12	375,332
350,000	Burlington County, NJ, Bridge Commission Revenue, (County Guaranteed), 5.25%, 10/1/13	380,044
150,000	Cherry Hill Township NJ, General Obligation Unlimited, (FGIC Insured), Prerefunded 7/15/09 @ 100, 5.125%, 7/15/10	159,091
100,000	Delaware River & Bay Authority, Public Improvements Revenue, Series A, 5.10%, 1/1/08	103,687
435,000	Delaware River Joint Toll Bridge Commission, Revenue (MBIA Insured), 5.25%, 7/1/16	468,786
115,000	Delaware River Joint Toll Bridge Commission, Revenue, Series A, (MBIA Insured), 5.00%, 7/1/13	123,623
150,000	Delaware River Port Authority, Pennsylvania & New Jersey Revenue, Refunding, (AMBAC Insured), Series B, 5.25%, 1/1/09	158,441
	Delaware River Port Authority, Pennsylvania, New Jersey & Delaware River Bridges Revenue, Escrowed to Maturity:
190,000	5.625%, 1/15/09	196,916
200,000	6.00%, 1/15/10	212,446
115,000	6.50%, 1/15/11	124,675
100,000	Gloucester County, NJ, Improvement Authority, Revenue, County Library Lease Project, 5.20%, 12/15/05	100,272
250,000	Hazlet Township, NJ, School District, General Obligation Unlimited, (FSA School Board Residual Fund Insured), 5.00%, 2/1/14	265,170
200,000	Hopewell Valley, NJ, Regional School District, General Obligation Unlimited, (FGIC School Board Residual Fund Insured), 5.00%, 8/15/12	211,908

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

New Jersey Muni Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2005

Face Amount		Value
MUNICIPAL BONDS[t] — (Continued)
	New Jersey — (Continued)
$250,000	Lenape, NJ, Regional School District, General Obligation Unlimited, (FGIC School Board Residual Fund Insured), 5.00%, 4/1/16	$267,232
235,000	Mantua Township, NJ, School District, General Obligation Unlimited, (MBIA Insured), 5.00%, 3/1/13	250,186
200,000	Maplewood Township, NJ, General Improvements, General Obligation Unlimited, (FSA Insured), 5.00%, 2/1/09	210,658
150,000	Mercer County, NJ, Improvement Authority, Revenue Refunding, Government Leasing, (County Guaranteed), Series A, 5.40%, 12/1/05	150,312
100,000	Mercer County, NJ, Improvement Authority, Revenue Refunding, Solid Waste, (County Guaranteed), Series 97, 5.20%, 9/15/08	105,140
145,000	Middlesex County, NJ, Improvement Authority, Revenue, (County Guaranteed), 5.45%, 9/15/11	149,256
	Monmouth County, NJ, Improvement Authority, Revenue, (AMBAC Insured):
250,000	5.00%, 12/1/12	265,475
375,000	5.20%, 12/1/14	401,520
100,000	Monmouth County, NJ, Improvement Authority, Revenue, Series A, (AMBAC Muni Government Guaranteed), 5.25%, 12/1/16	108,803
100,000	Morris County, NJ, General Improvement, General Obligation Unlimited, 4.625%, 8/15/08	102,480
80,000	Mount Holly, NJ, Municipal Utilities Authority, Sewer Revenue, Prerefunded, 12/1/08 @ 100, (MBIA Insured), 5.00%, 12/1/13	84,009
20,000	Mount Holly, NJ, Municipal Utilities Authority, Sewer Revenue, Unrefunded, (MBIA Insured), 5.00%, 12/1/13	20,901
500,000	New Jersey Building Authority State Building Revenue, 5.00%, 6/15/13	520,175
300,000	New Jersey Economic Development Authority, School Facilities Construction, Series L, (FSA Insured), 5.25%, 3/1/12	325,320
500,000	New Jersey Sports & Exposition Authority Convention Center, Tobacco and Liquor Taxes, (MBIA Insured), Refunding, 5.125%, 9/1/14	527,910

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

New Jersey Muni Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2005

Face Amount		Value
MUNICIPAL BONDS[t] — (Continued)
	New Jersey — (Continued)
$250,000	New Jersey Sports & Exposition Authority State Contract, General Improvements, Series A, 5.00%, 3/1/10	$263,710
100,000	New Jersey State Economic Development Authority, Parking Facility Improvements, Elizabeth Development Project, (FGIC Insured), 5.20%, 10/15/08	105,301
200,000	New Jersey State Economic Development Authority, School Facilities Construction Revenue, (MBIA Insured), Series C, Prerefunded 6/15/12 @ 100, 5.00%, 6/15/16	214,580
250,000	New Jersey State Educational Facilities Authority, (AMBAC Insured), 5.00%, 7/1/17	266,150
300,000	New Jersey State Educational Facilities Authority, Revenue, High Education Capital Improvement, Series B, 5.00%, 9/1/14	319,794
500,000	New Jersey State Educational Facilities Authority, Revenue, Higher Education Facilities Trust Fund, (FSA Insured), Series A:, 5.00%, 9/1/16	536,510
100,000	New Jersey State Educational Facilities Authority, Revenue, Institutional Advanced Studies, Series F, 5.00%, 7/1/09	104,249
200,000	New Jersey State Health Care Facilities Financing Authority, Revenue, Kennedy Health System Project, (MBIA Insured), Series A, 5.00%, 7/1/09	206,892
	New Jersey State Housing & Mortgage Finance Agency, Multi-Family Housing Revenue, (FSA Insured), Series B:
450,000	5.55%, 11/1/09	467,455
250,000	5.75%, 11/1/11	265,372
150,000	New Jersey State Housing & Mortgage Finance Agency, Revenue, Home Buyer, (MBIA Insured), Series P, 5.05%, 4/1/07	153,181
130,000	New Jersey State Transportation Trust Fund Authority, Transit Revenue, Series A, Prerefunded, 6/15/09 @ 100, 5.00%, 6/15/13	137,164
70,000	New Jersey State Turnpike Authority, Turnpike Revenue, (MBIA Insured), Series A, 5.75%, 1/1/18	75,546

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

New Jersey Muni Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)
October 31, 2005

Face Amount		Value
MUNICIPAL BONDS[t] — (Continued)
	New Jersey — (Continued)
$180,000	New Jersey State Turnpike Authority, Turnpike Revenue, (MBIA Insured), Series A, Prerefunded to 1/01/10 @ 100, 5.75%, 1/1/18	$196,076
250,000	New Jersey State, Certificates of Participation, (AMBAC Insured), Escrowed to Maturity, 5.00%, 6/15/11	267,320
10,000	New Jersey State, Wastewater Treatment Trust Revenue, Series A, Unrefunded Balance, 5.25%, 9/1/13	10,218
	Ocean County, NJ, General Obligation Unlimited, Refunding, Series B:
250,000	4.875%, 12/15/09	261,085
200,000	4.50%, 8/1/10	208,896
800,000	Ocean County, NJ, Utilities Authority, Wastewater Revenue, Refunding, 5.00%, 1/1/12	831,744
325,000	Ocean County, NJ, Utilities Authority, Wastewater Revenue, Refunding, (General Obligation of Authority), 5.125%, 1/1/11	338,397
200,000	Passaic County, NJ, General Obligation Unlimited, (FSA Insured), 5.25%, 6/1/15	215,296
	Red Bank, NJ, Board of Education, General Obligation Unlimited, (School Board Residual Fund Insured):
250,000	5.15%, 5/1/12	263,268
100,000	5.15%, 5/1/13	105,307
500,000	Ridgewood, NJ, Board of Education, General Obligation Unlimited, 5.20%, 10/1/08	527,050
400,000	South Jersey Transportation Authority, NJ, Transportation System, Revenue, (FSA Insured), 4.00%, 11/1/09	408,456
500,000	Union County, NJ, 5.00%, 3/1/17	526,060
150,000	Warren Township, NJ, School District, General Obligation Unlimited, (School Board Residual Fund Insured), 5.35%, 3/15/10	161,798
500,000	West Deptford Township, NJ, General Obligation Unlimited, (AMBAC Insured), 5.20%, 3/1/11	513,429
		14,783,312

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

New Jersey Muni Portfolio
SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)
October 31, 2005

Face Amount		Value
MUNICIPAL BONDS[t] — (Continued)
	Puerto Rico — 4.8%
$250,000	Puerto Rico Commonwealth Appropration, Revenue, Series A, (MBIA Insured), (LOC: Government Development Bank for Puerto Rico), Mandatory Put, 2/1/12 @ 100, 4.10%, 8/1/29	$253,333
500,000	Puerto Rico Municipal Finance Agency, 5.25%, 8/1/18	540,615
		793,948
	Pennsylvania — 3.7%
565,000	Delaware River Joint Toll Bridge Commission Revenue, (MBIA Insured), Prerefunded 7/1/13 @ 100, 5.25%, 7/1/16	616,658
	TOTAL MUNICIPAL BONDS (Cost $15,938,968)	16,193,918
TOTAL INVESTMENTS (Cost $15,938,968)[1]	97.8%	$16,193,918
OTHER ASSETS IN EXCESS OF LIABILITIES	2.2	361,968
NET ASSETS	100.0%	$16,555,886

t  Percentages indicated are based on net assets.

1  Aggregate cost for federal tax purposes was $15,939,243.

Abbreviations:

AMBAC — American Municipal Bond Assurance Corporation

FGIC — Financial Guaranty Insurance Corporation

FSA — Financial Security Assurance

LOC — Letter of Credit

MBIA — Municipal Bond Investors Assurance

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

New Jersey Muni Portfolio
CREDIT QUALITY

On October 31, 2005, credit quality of the Portfolio was as follows (Unaudited):

	% of Net Assets	Value
MOODY'S CREDIT RATING:
Aaa	58.3%	$9,655,315
Aa	31.4	5,194,073
A	8.1	1,344,530
TOTAL MUNICIPAL BONDS	97.8%	$16,193,918
TOTAL INVESTMENTS	97.8%	$16,193,918

See Notes to Financial Statements.

THE GLENMEDE PORTFOLIOS

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Glenmede Portfolios (the "Fund") is an investment company that was organized as a Massachusetts business trust on March 3, 1992 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. As of October 31, 2005, the Fund offered shares of two Sub-Trusts, the Muni Intermediate Portfolio and the New Jersey Muni Portfolio (each, a "Portfolio" and collectively, the "Portfolios"). Each Portfolio is classified as non-diversified.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Portfolio in the preparation of its financial statements.

Valuation of Securities: Municipal obligations for which market quotations are readily available are valued at the most recent quoted bid price provided by investment dealers, provided that municipal obligations may be valued on the basis of prices provided by a pricing service when such prices are determined by the investment advisor to reflect the fair market value of such municipal obligations. When market quotations are not readily available or events occur for which the above valuation procedures are deemed not to reflect fair value, municipal obligations are valued in a manner which is intended to reflect their fair value as determined in accordance with procedures approved by of the Board of Trustees of the Fund (the "Board"). Debt obligations with remaining maturities of 60 days or less are valued on the basis of amortized cost.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses on investments sold are computed on the basis of identified cost. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts when appropriate.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Interest income is accrued based on the terms of the security. Each Portfolio segregates assets with a current value at least equal to the amount of its when-issued purchase commitments. When-issued purchase commitments involve a risk of loss if the value of the security to be purchased declines prior to settlement date, or if the counterparty does not perform under the contract.

Dividends and Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid monthly. The Portfolios distribute any net realized capital gains on an annual basis. Additional distributions of net investment income and capital gains for each Portfolio may be made at the discretion of the Board in order to avoid a nondeductible excise tax under Section 498 of the Internal Revenue Code, as amended.

Income and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments

THE GLENMEDE PORTFOLIOS

Notes to Financial Statements — (Continued)

of income and gains on various investment securities held by each Portfolio, timing differences and differing characterization of distributions made by each Portfolio.

Federal Income Taxes: Each Portfolio intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and by distributing substantially all of its tax-exempt (and taxable, if any) income to its shareholders. Therefore, no Federal income tax provision is required. Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for amortized premiums, expired net capital loss carryforwards, discounts and net operating losses. Net investment income/(loss), net realized capital gains/(losses) and net assets are not affected. The calculation of net investment income/(loss) per share in the financial highlights tables excludes such adjustments.

On October 31, 2005, the tax year end of the Fund, Muni Intermediate Portfolio had available capital loss carryforwards of $2,521 expiring October 31, 2013.

As of October 31, 2005, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Tax-exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Gains	Total Distributable Earnings
Muni Intermediate Portfolio	$64,181	$—	$—	$227,678
New Jersey Muni Portfolio	61,526	—	—	316,201

Total Distributable Earnings are additionally comprised of Net Unrealized Appreciation/(Depreciation) and Capital Loss Carryforwards, which are shown elsewhere in the Notes to Financial Statements.

As of October 31, 2005, the tax characterization of distributions paid during the year was equal to the book characterization of distributions paid for the Portfolios, with the following exception:

Portfolio	Tax Exempt	Ordinary Income	Long-Term Gains
New Jersey Muni Portfolio	$621,450	$14	$129,048

2. Investment Advisory Fee, Administration Fee and Other Related PartyTransactions

Glenmede Advisers, Inc. (the "Advisor"), a wholly-owned subsidiary of The Glenmede Trust Company, N.A., ("Glenmede Trust") serves as investment advisor to the Muni Intermediate and New Jersey Muni Portfolios, pursuant to an investment management agreement with the Fund. Under this agreement, the Advisor manages the Portfolios, subject to the general supervision of the Board.

Muni Intermediate and New Jersey Muni Portfolios do not pay a management fee for advisory services. Glenmede Trust charges a fee directly to its clients for fiduciary, trust and /or advisory services. The actual annual fees charged vary dependent on a number of factors, including the particular services provided to the client and are generally 1.25% or less of the clients' assets under management.

THE GLENMEDE PORTFOLIOS

Notes to Financial Statements — (Continued)

The Muni Intermediate and New Jersey Muni Portfolios each pays Glenmede Trust shareholder servicing fees at the annual rate of 0.15% of such Portfolio's average daily net assets.

Investors Bank & Trust Company ("IBT") serves as administrator, transfer agent, dividend-paying agent and custodian with respect to the Fund. The Fund pays IBT a fee based on the combined aggregate average daily net assets of the Portfolios and The Glenmede Fund, Inc., a registered investment company. The fee is computed daily and paid monthly. IBT is also paid an annual fee plus out-of-pocket expenses for the provision of personnel and services related to the Fund's compliance program. The Fund's Chief Compliance Officer holds the position of Senior Director at IBT.

Quasar Distributors, LLC serves as distributor of the Portfolios' shares. The distributor receives no fees in connection with distribution services provided to the Fund.

The Fund pays each Board member an annual fee of $1,000 and out-of-pocket expenses incurred in attending Board meetings.

Expenses for the year ended October 31, 2005 include legal fees paid to Drinker Biddle & Reath LLP. A partner of the law firm is Secretary of the Fund.

3. Purchases and Sales of Securities

For the year ended October 31, 2005, cost of purchases and proceeds from sales of investment securities other than US Government securities and short-term securities were:

Portfolio	Purchases	Sales
Muni Intermediate Portfolio	$5,213,051	$3,284,771
New Jersey Muni Portfolio	5,332,828	6,567,576

On October 31, 2005, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

Portfolio	Appreciation	Depreciation	Net
Muni Intermediate Portfolio	$319,530	$153,512	$166,018
New Jersey Muni Portfolio	340,986	86,311	254,675

4. Shares of Beneficial Interest

As Of October, 31, 2005, Glenmede Trust, on behalf of its clients, holds of record and has voting and/or investment authority over substantially all of the Portfolios' outstanding shares. The Fund may issue an unlimited number of shares of beneficial interest with a $.001 par value. Changes in shares of beneficial interest outstanding were as follows:

	Year Ended 10/31/05		Year Ended 10/31/04
	Shares	Amount	Shares	Amount
Muni Intermediate Portfolio:
Sold	529,292	$5,555,774	276,425	$2,939,660
Redeemed	(332,792)	(3,490,058)	(371,219)	(3,946,518)
Net increase (decrease)	196,500	$2,065,716	(94,794)	$(1,006,858)

THE GLENMEDE PORTFOLIOS

Notes to Financial Statements — (Continued)

	Year Ended 10/31/05		Year Ended 10/31/04
	Shares	Amount	Shares	Amount
New Jersey Muni Portfolio:
Sold	167,786	$1,752,700	113,765	$1,203,400
Issued as reinvestment of dividends	11,881	121,663	—	—
Redeemed	(291,933)	(3,045,953)	(206,460)	(2,195,229)
Net decrease	(112,266)	$(1,171,590)	(92,695)	$(991,829)

5. Concentration of Credit

The Muni Intermediate Portfolio and New Jersey Muni Portfolio primarily invest in debt obligations issued by the Commonwealth of Pennsylvania and the State of New Jersey, respectively, and their political subdivisions, agencies, instrumentalities and authorities to obtain funds for various purposes. Each Portfolio is more susceptible to factors adversely affecting issuers of the respective region that the Portfolio invests in than is a municipal bond fund that is not concentrated in these issuers to the same extent.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Glenmede Portfolios and Shareholders of Muni Intermediate Portfolio and New Jersey Muni Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Muni Intermediate Portfolio and New Jersey Muni Portfolio (constituting The Glenmede Portfolios, hereafter referred to as the "Fund") at October 31, 2005, and the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 5, 2006

THE GLENMEDE FUND, INC.

Tax Information (Unaudited)
For the year ended October 31, 2005

The amount of long-term capital gains paid for the fiscal year ended October 31, 2005 was as follows:

Strategic Equity Portfolio	$1,460,491
Small Cap Equity Portfolio	36,821,056
Large Cap Value Portfolio	1,931,606
International Portfolio	58,462,105
Philadelphia International Fund	11,073,031
Large Cap 100 Portfolio	376,380

Of the ordinary distributions made during the fiscal year ended October 31, 2005, the following percentages have been derived from investments in US Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

Government Cash Portfolio	50.58%
Core Fixed Income Portfolio	57.11%

Of the ordinary distributions made during the fiscal year ended October 31, 2005, the following percentages are tax exempt for regular Federal income tax purposes.

Tax-Exempt Cash Portfolio	100%

Of the ordinary distributions made during the fiscal year ended October 31, 2005, the following percentages qualify for the dividends received deduction available to corporate shareholders:

Large Cap Value Portfolio	100.00%
Large Cap 100 Portfolio	94.76%
Large Cap Growth Portfolio	100.00%

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

Foreign Taxes Paid or Withheld

	Total	Per Share
International Portfolio	$4,306,418	$0.08
Philadelphia International Fund	1,290,101	0.04

The foreign taxes paid or withheld per share represent taxes incurred by the Fund on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

THE GLENMEDE FUND, INC.

Tax Information (Unaudited) — (Continued)
For the year ended October 31, 2005

Qualified dividend income ("QDI") received through October 31, 2005, that qualified for a reduced tax rate pursuant to the Internal Revenue Code Section 1(h)(11) are as follows:

Strategic Equity Portfolio	$954,617
Small Cap Equity Portfolio	800,871
Large Cap Value Portfolio	482,895
International Portfolio	38,238,859
Philadelphia International Fund	14,716,315
U.S. Emerging Growth Portfolio	58,075
Large Cap 100 Portfolio	537,153
Large Cap Growth Portfolio	103,558

THE GLENMEDE PORTFOLIOS

Tax Information (Unaudited)
For the year ended October 31, 2005

Of the dividends paid by the Muni Intermediate Portfolio from net investment income for the fiscal year ended October 31, 2005, 100% is tax-exempt for regular Federal income taxes and Pennsylvania taxes.

Of the dividends paid by the New Jersey Muni Portfolio from net investment income for the fiscal year ended October 31, 2005, 100% is tax-exempt for regular Federal income taxes and New Jersey taxes.

The amount of long-term capital gains paid for the fiscal year ended October 31, 2005 for New Jersey Muni Portfolio was $129,048.

THE GLENMEDE FUND, INC.

THE GLENMEDE PORTFOLIOS

OFFICERS & DIRECTORS/TRUSTEES TABLE (Unaudited)

Information pertaining to the Board of Directors of The Glenmede Fund, Inc. and the Board of Trustees of The Glenmede Portfolios (collectively, the "Funds") and their respective officers is set forth below. Unless otherwise indicated below, the address of each Board member and officer is 200 Clarendon Street, Boston, Massachusetts 02116. The Statement of Additional Information includes additional information about the Directors and Trustees and is available without charge, upon request, by calling 1-800-442-8299.

Independent Directors/Trustees(1)

Name, Address and Age	Positions Held with the Funds	Term of Office* and Length of Time Served	Principal Occupations(s) During Past 5 Years; Other Directorships Held by Director/Trustee	Number of Portfolios in Fund Complex Overseen by Director/ Trustee
H. Franklin Allen, D. Phil. Age: 49	Director of the Glenmede Fund. Trustee of the Glenmede Portfolios.	Director of the Glenmede Fund since March 1991. Trustee of the Glenmede Portfolios since May 1992.	Nippon Life Professor of Finance and Professor of Economics from 1990-1996; Vice Dean and Director of Wharton Doctoral Programs from 1990-1993. Employed by The University of Pennsylvania since 1980.	13

Willard S. Boothby, Jr. Age: 84	Director of the Glenmede Fund. Trustee of the Glenmede Portfolios.	Director of the Glenmede Fund since October 1988. Trustee of the Glenmede Portfolios since May 1992.	Former Director, Getty Oil Corporation; Former Director of Georgia-Pacific Corp.; Former Chairman and Chief Executive Officer Blyth Eastman Dillon & Co., Inc.; Former Managing Director of Paine Webber, Inc.; Former Chairman of U.S. Securities Industry Association.	13

Francis J. Palamara Age: 80	Director of the Glenmede Fund. Trustee of the Glenmede Portfolios.	Director of the Glenmede Fund since October 1988. Trustee of the Glenmede Portfolios since May 1992.	Former Chief Operating Officer of the New York Stock Exchange; Former Trustee of Gintel Fund Former Director of XTRA Corporation; Former Director and Executive Vice President-Finance of ARAMARK, Inc.	13

(1)  Independent Directors/Trustees are those Directors/Trustees who are not "interested persons" of the Funds as defined in the 1940 Act.

*  Each Director holds office until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected, at such meeting, or (ii) the date he or she dies, resigns or retires, or is removed by the Board of Directors or shareholders. Each Trustee holds office until the earliest of (i) the termination of the Glenmede Portfolios, or (ii) the date he or she dies, resigns or retires, or is removed by the Board of Trustees or shareholders.

THE GLENMEDE FUND, INC.

THE GLENMEDE PORTFOLIOS

OFFICERS & DIRECTORS/TRUSTEES TABLE (Unaudited) — (Continued)

Interested Directors/Trustees(2)

Name, Address and Age	Positions Held with the Funds	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years; Other Directorships Held by Director/Trustee	Number of Portfolios in Fund Complex Overseen by Director/ Trustee
John W. Church,(3) Age: 73	Chairman and Director of the Glenmede Fund. Chairman and Trustee of the Glenmede Portfolios.	Chairman and Director of the Glenmede Fund since October 1988. Chairman and Trustee of the Glenmede Portfolios since May 1992.	Director of Girard Partners LTD; Retired, Executive Vice President and Chief Investment Officer of The Glenmede Trust Company from 1979–1997.	13

G. Thompson Pew, Jr.(4) Age: 63	Director of the Glenmede Fund. Trustee of the Glenmede Portfolios.	Director of the Glenmede Fund since October 1988. Trustee of the Glenmede Portfolios since May 1992.	Director, Member Relationship Oversight Committee and Chairman of the Compensation Committee of Glenmede Trust; Former Director of Brown & Glenmede Holdings, Inc.; Former Co-Director, Principal and Officer of Philadelphia Investment Banking Co.; Former Director and Officer of Valley Forge Administrative Services Company.	13

(2)  Interested Directors/Trustees are those Directors/Trustees who are "interested persons" of the Funds as defined in the 1940 Act.

(3)  Mr. Church is deemed to be an "interested" Director/Trustee of the Funds because of his stock ownership in
The Glenmede Corporation, of which the Advisor is a subsidiary.

(4)  Mr. Pew is deemed to be an "interested" Director/Trustee of the Funds because of his affiliations with Glenmede Trust, and his stock ownership in the Glenmede Corporation, of which the Advisor is a subsidiary.

THE GLENMEDE FUND, INC.

THE GLENMEDE PORTFOLIOS

OFFICERS & DIRECTORS/TRUSTEES TABLE (Unaudited) — (Concluded)

Officers

Name, Address and Age	Positions Held with the Funds	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years and Directorships Held
Mary Ann B. Wirts One Liberty Place 1650 Market Street, Suite 1200 Philadelphia, PA 19103 Age: 54	President and Treasurer of the Funds.	President of the Funds since December 1997. Treasurer of the Funds since December 2002.	First Vice President and Managing Director of The Fixed Income Division of Glenmede Trust. Employed by Glenmede Trust since 1982 and Glenmede Advisers since 2002.

Kimberly C. Osborne One Liberty Place 1650 Market Street, Suite 1200 Philadelphia, PA 19103 Age: 40	Executive Vice President of the Funds.	Executive Vice President of the Funds since December 1997.	Vice President of Glenmede Trust. Employed by Glenmede Trust since 1993 and Glenmede Advisers since 2002.

Michael P. Malloy One Logan Square 18th and Cherry Streets Philadelphia, PA 19103 Age: 46	Secretary of the Funds.	Secretary of the Funds since January 1995.	Partner in the law firm of Drinker Biddle & Reath LLP.

Peter W. Kronberg 200 Clarendon Street Boston, MA 02116 Age: 50	Assistant Secretary of the Funds.	Assistant Secretary of the Funds since September 2005.	Director and Counsel, Investors Bank & Trust Company since 2005. Attorney and Principal, Contract Corporate Counsel, 1998-2005.

Odeh L. Stevens 200 Clarendon Street Boston, MA 02116 Age: 33	Assistant Secretary of the Funds.	Assistant Secretary of the Funds since September 2005.	Associate Counsel, Investors Bank & Trust Company since 2005. Legal Product Manager, Fidelity Investments (2000-2005).

Daniel Shea 200 Clarendon Street Boston, MA 02116 Age: 43	Assistant Treasurer of the Funds.	Assistant Secretary of the Funds since March 2005	Director, Investors Bank & Trust Company. Employed by Investors Bank & Trust Company since 1996.

Donna M. Rogers 200 Clarendon Street Boston, MA 02116 Age: 39	Chief Compliance Officer	Chief Compliance Officer of the Funds since September 2004.	Senior Director, Investors Bank & Trust Company since 2002. Employed by Investors Bank & Trust Company since 1994.

**  Each officer is elected by the respective Board and holds office for the term of one year and until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed, or becomes disqualified.

THE GLENMEDE FUND, INC.

THE GLENMEDE PORTFOLIOS

(Unaudited)

Proxy Voting

A description of the policies and procedures that the Funds' investment advisors and sub-advisor use to vote proxies relating to the Funds' portfolio securities is available, without charge, upon request, by calling 1-800-442-8299, and on the Securities and Exchange Commission's (the "SEC") website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-800-442-8299, and on the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete schedule of portfolio holdings of each Portfolio with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board of Directors/Trustees - Considerations in Renewing Investment Advisory and Sub-Investment Advisory Agreements

At meetings held on September 7, 2005, the Board of Directors of Glenmede Fund and the Board of Trustees of Glenmede Portfolios (collectively, the "Boards") approved the renewal of the Investment Advisory Agreements for each Portfolio of the Funds and the Sub-Investment Advisory Agreement for the International Portfolio (collectively, the "Portfolios").

In determining whether to renew the Investment Advisory Agreements and the Sub-Investment Advisory Agreement (collectively, the "Agreements"), the Boards, including all of the Directors/Trustees who are not interested persons under the Investment Company Act of 1940 (the "Independent Directors"), reviewed and considered, among other items: (1) a memorandum from independent counsel setting forth the Boards' fiduciary duties, responsibilities and the factors the Boards should consider in their evaluation of the renewal of the Agreements; (2) reports prepared by an independent rating and ranking organization and charts prepared by the Advisor comparing the performance of each Portfolio to the performance of its applicable benchmark index and relevant peer group; (3) a Lipper Inc. ("Lipper") report comparing each Portfolio's advisory fees and expenses to those of its relevant peer group; and
(4) reports of and presentations by representatives of the Advisor and PIA that described: (i) the nature, extent and quality of the Advisor's and PIA's services provided to their respective Portfolios; (ii) the experience and qualifications of the personnel providing those services; (iii) their investment philosophies and processes; (iv) their assets under management and client descriptions; (v) their soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) their advisory fee arrangements with the Funds, including voluntary fee waivers in effect for the International Portfolio and Philadelphia International Fund; (vii) the advisory fee arrangements between PIA and its other similarly managed clients; (viii) their compliance processes; (ix) their financial information, insurance coverage and profitability analyses related to providing services to the Portfolios; and (x) the extent to which economies of scale are relevant to the Portfolios. The Directors/Trustees discussed the written materials, the Advisor's and PIA's presentations, the report of the Funds' Chief Compliance Officer on the Advisor's compliance program, and deliberated on the renewal of the Agreements in light of this information. In their deliberations, the Directors/Trustees did not identify any single piece of information that was all-important or controlling.

The Boards, including all of the Independent Directors/Trustees, reached the following conclusions, among others, regarding the Advisor and PIA and their respective Agreements: the Advisor and PIA each have the capabilities, resources and personnel necessary to manage their respective Portfolios; the Boards are satisfied with the quality of services provided by the Advisor and PIA in advising their respective Portfolios; the advisory fee for each Portfolio that pays an advisory fee is below both the median and the average fees paid by comparable funds in their respective Lipper peer group; and each advisory and sub-advisory fee payable to PIA is reasonable as compared to PIA's other similarly managed mutual fund clients. The Boards noted that the Funds are the Advisor's only clients and therefore, there is no comparative fee information for the Advisor's other similarly managed clients.

The Boards also concluded that: the total annual portfolio operating expenses paid by each Portfolio are below the average expenses paid by comparable funds in their respective Lipper peer group, and either below or, in the case of the Large Cap Growth Portfolio, equivalent to, the median expenses paid by such comparable funds; the performance of the Portfolios are generally competitive (in some cases performance for certain periods was higher than the comparative performance information, and in other cases it was lower) with their benchmark indices and other mutual funds in their peer groups as ranked by an independent rating and ranking organization and as demonstrated by charts provided by the Advisor comparing the performance of each Portfolio to its respective benchmark index and Lipper peer group; the expected profit to the Advisor for advisory services based on the advisory fees and Glenmede Trust for shareholder servicing seem reasonable; the expected profit to PIA for advisory and sub-advisory services seem reasonable; and the benefits derived by the Advisor and PIA from managing their respective Portfolios, including how each uses soft dollars, the ways in which they conduct portfolio transactions and select brokers, seem reasonable. The Boards noted that since the investment advisory fees and shareholder servicing fees do not have breakpoints, there would be no economies of scale for those fees as the Portfolios' assets increase. With respect to the Glenmede Fund Board's evaluation of the Sub-Investment Advisory Agreement, economies of scale were not considered relevant because the sub-advisory fee is to be paid by the Advisor, not the International Portfolio or its shareholders, and therefore would have no impact on the International Portfolio's expense ratio.

Based upon each Board's deliberations and evaluation of the information described above, the Directors/Trustees, including all of the Independent Directors/Trustees, determined that the terms of each Investment Advisory Agreement and Sub-Advisory Agreement were reasonable and fair to the respective Portfolios and their shareholders.

THE GLENMEDE FUND, INC.

Additional Information (Unaudited)

Results of Special Meeting of Shareholders

A special meeting of the shareholders (the "Meeting") of each of the Core Fixed Income, International, Large Cap Value, Strategic Equity and U.S. Emerging Growth Portfolios was held on June 23, 2005. The Meeting was adjourned for lack of a quorum and reconvened on July 14, 2005. The proposals acted upon by shareholders of each Portfolio at the reconvened Meeting and the results of the shareholder vote were as follows:

Proposal 1: To approve an Amendment to the Investment Advisory Agreement between the Fund, on behalf of the Core Fixed Income Portfolio, and the Advisor to pay the Advisor an annual advisory fee of 0.35% of the Portfolio's average daily net assets:

12,857,060.693 shares or 95.65% of the votes cast in favor, with 170,017.760 shares or 1.26% of the votes cast against and 414,815.78 shares or 3.09% of the votes cast abstaining.

Proposal 2: To approve an Amendment to the Investment Advisory Agreement between the Fund, on behalf of the Large Cap Value Portfolio, and the Advisor to pay the Advisor an annual advisory fee of 0.55% of the Portfolio's average daily net assets:

1,246,730.747 shares or 97.83% of the votes cast in favor, with 13,889.300 shares or 1.09% of the votes cast against and 13,770.930 shares or 1.08% of the votes cast abstaining.

Proposal 3: To approve an Amendment to the Investment Advisory Agreement between the Fund, on behalf of the Strategic Equity Portfolio, and the Advisor to pay the Advisor an annual advisory fee of 0.55% of the Portfolio's average daily net assets:

1,878,250.598 shares or 83.82% of the votes cast in favor, with 312,820.859 shares or 13.96% of the votes cast against and 49,704.12 shares or 2.22% of the votes cast abstaining.

Proposal 4: To approve an Amendment to the Investment Advisory Agreement between the Fund, on behalf of the International Portfolio, and the Advisor to pay the Advisor an annual advisory fee of 0.75% of the Portfolio's average daily net assets:

45,030,633.807 shares or 79.89% of the votes cast in favor, with 3,445,329.010 shares or 6.11% of the votes cast against and 7,889,571.75 shares or 14.0% of the votes cast abstaining.

Proposal 5: To approve an Amendment to the Sub-Investment Advisory Agreement among the Fund, on behalf of the International Portfolio, the Advisor and PIA for the Advisor to pay PIA and annual sub-advisory fee of 0.26% of the Portfolio's average daily net assets:

44,813,296.701 shares or 79.51% of the votes cast in favor, with 3,614,753.845 shares or 6.41% of the votes cast against and 7,937,484.02 shares or 14.08% of the votes cast abstaining.

Proposal 6: To approve an Amendment to the Investment Advisory Agreement between the Fund, on behalf of the U.S. Emerging Growth Portfolio, and the Advisor to increase the annual advisory fee paid to the Advisor from 0.25% to 0.55% of the Portfolio's average daily net assets:

887,083.553 shares or 91.75% of the votes cast in favor, with 76,564.187 shares or 7.92% of the votes cast against and 3,175.80 shares or 0.33% of the votes cast abstaining.

On the basis of the votes cast by proxy at the Meeting, it was declared that each proposal was approved. The Amendments to the Investment Advisory and Sub-Investment Advisory Agreements became effective on August 1, 2005.

THE GLENMEDE FUND, INC.

THE GLENMEDE PORTFOLIOS

Privacy Notice

The Glenmede Fund, Inc. and The Glenmede Portfolios (each the "Company") are committed to protecting the security and confidentiality of the personal information of our shareholders. We provide you with this notice to inform you about our practices with respect to personal information.

We collect nonpublic personal information about you from the following sources:

•  Information we receive from you on applications or other forms; and

•  Information about your transactions with us or others;

•  Information received from you in written, telephonic or electronic communications with us, or affiliates or others.

We may share all of the nonpublic personal information that we collect (as described above) with our affiliated providers of financial services, such as The Glenmede Trust Company and its affiliated banking and insurance companies, and with companies that perform marketing services on our behalf. We are permitted by law to disclose nonpublic personal information about you to other third parties in certain circumstances. For example, we may disclose nonpublic personal information about you to affiliated and nonaffiliated third parties to assist us in servicing your account with us and to government entities.

If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

We restrict access to your personal and account information to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

If you have any questions about our privacy policies, please call 1-800-442-8299.

The Glenmede Fund, Inc. and The Glenmede Portfolios

Investment Advisor

Glenmede Advisers, Inc.
One Liberty Place
1650 Market Street, Suite 1200
Philadelphia, Pennsylvania 19103

Administrator

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

Custodian

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Drinker Biddle & Reath LLP
One Logan Square
18th & Cherry Streets
Philadelphia, Pennsylvania 19103-6996

Distributor

Quasar Distributors, LLC.
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Auditors

PricewaterhouseCoopers LLP
125 High Street
Boston, Massachusetts 02110

Investment Advisor

(for Philadelphia International Fund)

Investment Sub-Advisor

(for International Portfolio)
Philadelphia International Advisors LP
One Liberty Place
1650 Market Street, Suite 1400
Philadelphia, Pennsylvania 19103

The report is submitted for the general information of the shareholders of The Glenmede Fund, Inc. and The Glenmede Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Funds, which contain information concerning the Fund's investment policies and expenses as well as other pertinent information.

Item 2. Code of Ethics.

As of October 31, 2005, the Registrant has adopted a code of ethics that applies to the Registrant’s President and Treasurer (Principal Executive Officer and Principal Financial Officer). For the year ended October 31, 2005, there were no amendments to a provision of its code of ethics, nor were there any waivers, including implicit waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with the Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert serving on the Registrant’s audit committee is Francis J. Palamara, who is “independent” as defined in Item 3(a)(2) of this Form.

Item 4. Principal Accountant Fees and Services.

(a)          Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $1,829 and $1,917 for the fiscal years ended October 31, 2004 and October 31, 2005, respectively.

(b)         Audit-Related Fees – There were no fees billed for the fiscal years ended October 31, 2004 and October 31, 2005 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under (a) of this Item.

(c)          Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Registrant’s tax returns and excise tax calculations were $395 and $391 for the fiscal years ended October 31, 2004 and October 31, 2005, respectively.

(d)         All Other Fees – There were no other fees billed for the fiscal years ended October 31, 2004 and October 31, 2005 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)          (1)   The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2)   There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended October 31, 2005 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)         Not applicable.

(h)         Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Registrant’s full schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.           Portolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.           Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))), are effective based on the evaluation of Registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))), that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics the Registrant’s President and Treasurer (Principal Executive Officer and Principal Financial Officer) for described in Item 2 is attached.

(a)(2) Certification of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	THE GLENMEDE PORTFOLIOS

By (Signature and Title)	By: /s/ Mary Ann B. Wirts
Mary Ann B. Wirts
President and Treasurer
(Principal Executive Officer and Principal Financial Officer)
Date	January 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	By: /s/ Mary Ann B. Wirts
Mary Ann B. Wirts
President and Treasurer
(Principal Executive Officer and Principal Financial Officer)
Date	January 9, 2006